                                              Registration No. 2-94157/811-04146
       As filed with the Securities and Exchange Commission on February 13, 2008

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 78

                                       and

                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 79

                                   ----------

                               JOHN HANCOCK TRUST
               (Exact Name of Registrant as Specified in Charter)

                               601 Congress Street
                           Boston, Massachusetts 02210
                    (Address of Principal Executive Offices)

                                   ----------

                                 John D. Danello
                                    Secretary
                               John Hancock Trust
                               601 Congress Street
                           Boston, Massachusetts 02210
                     (Name and Address of Agent for Service)

                                   Copies to:

John W. Blouch                    Mark Goshko
Dykema Gossett PLLC               Kirkpatrick & Lockhart Preston Gates Ellis LLP
Franklin Square, Suite 300 West   State Street Financial Center
13001 I Street, N.W.              1 Lincoln Street
Washington D.C. 20005-3306        Boston, MA 02111-2950

                                   ----------

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)

     [ ]  on (date) pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1)

     [X]  on (April 28, 2008) pursuant to paragraph (a)(2)

     [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               JOHN HANCOCK TRUST

                601 Congress Street, Boston, Massachusetts 02210

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

John Hancock Trust ("JHT") is an open-end management investment company, commonly known as a mutual fund. Shares of JHT are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. JHT provides a range of investment objectives through 122 separate investment funds or portfolios (each a "Fund"). The Funds named below are described in this Prospectus. Other JHT funds are described in detail in separate prospectuses.

Capital Appreciation Value Trust
Disciplined Diversification Trust
Growth Equity Trust

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JHT, THE ADVISER OR ANY SUBADVISERS TO JHT OR THE PRINCIPAL UNDERWRITER OF THE SHARES.

                  The date of this Prospectus is April 28, 2008

                               JOHN HANCOCK TRUST

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
FUND DESCRIPTIONS: INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,
   PERFORMANCE...........................................................     3
LARGE CAP FUNDS..........................................................     6
HYBRID FUNDS.............................................................     8
   Capital Appreciation Value Trust......................................     8
   Disciplined Diversification Trust.....................................     9
ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND INVESTMENT
   POLICIES..............................................................    10
MANAGEMENT OF JHT........................................................    15
MULTICLASS PRICING; RULE 12B-1 PLANS.....................................    18
GENERAL INFORMATION......................................................    19
APPENDIX A...............................................................    25
SCHEDULE OF MANAGEMENT FEES..............................................    25
FOR MORE INFORMATION.....................................................    26

   FUND DESCRIPTIONS: INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, PERFORMANCE

JHT is a series trust, which currently has 122 separate investment funds. The investment objectives, principal investment strategies and principal risks of the Funds covered by this Prospectus are set forth in the fund descriptions below, together with performance information and financial highlights for each Fund.

INVESTMENT MANAGEMENT

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHT and the Funds. The Adviser administers the business and affairs of JHT and retains and compensates the investment subadvisers which manage the assets of the Funds. The subadvisers formulate continuous investment programs for the Funds, consistent with their investment goals and policies. The Adviser and subadvisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or are exempt from such registration. The Adviser is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

INVESTMENT OBJECTIVES AND STRATEGIES

Each Fund has a stated investment objective, which it pursues through separate investment strategies or policies. The investment objective is nonfundamental (meaning that it may be changed without the approval of the shareholders of the Fund). There can be no assurance that a Fund will achieve its investment objective. The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. See "Additional Information About the Funds' Principal Risks and Investment Policies."

ADDITIONAL INVESTMENT POLICIES

Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Fund, during unusual or unsettled market conditions, for purposes of meeting redemption requests or pending investment of its assets, each Fund may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) securities of other investment companies that are money market funds. In the case of Funds investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Fund is in a defensive position, its ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Fund, each Fund is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions Risk." More complete descriptions of options, futures currency and other derivative transactions are set forth in the Statement of Additional Information (the "SAI").

More complete descriptions of the money market instruments and certain other instruments in which certain Funds may invest and of the options, futures, currency and other derivative transactions in which certain Funds may engage are set forth in the SAI. A more complete description of the debt security ratings used by JHT assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Service ("S&P") is included in Appendix I of the SAI.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Certain risks of investing in each Fund are set forth in the Fund's description. If these risks materialize, an investor could lose money in a Fund. The following and other risks are more fully described below under "Additional Information About the Funds' Principal Risks and Investment Policies."

-    Active Management Risk

-    Convertible Securities Risk

-    Credit and Counterparty Risk

-    Equity Securities Risk

-    Fixed Income Securities Risk

-    Foreign Securities Risk

-    High Portfolio Turnover Risk

-    Hedging and Other Strategic Transactions Risk

-    Issuer Risk

-    Liquidity Risk

-    Small and Medium Size Companies Risk

An investment in any of the Funds is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION FOR EACH FUND

This section of the Prospectus would normally show how a Fund's total return has varied from year to year, along with a broad-based market index for reference. Because each Fund has less than one calendar year of performance as of the date of this Prospectus, there is no past performance to report.

PORTFOLIO MANAGERS

See "Subadvisory Arrangements and Management Biographies" for information relating to the Funds' portfolio managers.

FEES AND EXPENSES FOR EACH FUND

Each of the Funds may issue three classes of shares: NAV shares, Series I shares and Series II shares. The different share classes have different expense arrangements, including different Rule 12b-1 fees for Series I and Series II (NAV shares are not subject to Rule 12b-1 fees). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights with respect to matters affecting only one or more classes as described under "Multiple Classes of Shares." The table below describes the fees and expenses for each class of shares of each Fund offered through this Prospectus. The fees and expenses do not reflect the fees and expenses of any variable insurance contract that may use JHT as its underlying investment medium and would be higher if they did. Such fees and expenses are listed in the Prospectus for the variable insurance contract. None of the Funds charges a sales load or surrender fee although these fees may be imposed by the variable insurance contract.

FUND ANNUAL EXPENSES

                                                                         TOTAL        CONTRACTUAL        NET
                                    MANAGEMENT   12B-1      OTHER      OPERATING        EXPENSE       OPERATING
FUNDS                                  FEES       FEES   EXPENSES(1)    EXPENSES   REIMBURSEMENT(2)    EXPENSES
-----                               ----------   -----   -----------   ---------   ----------------   ---------
CAPITAL APPRECIATION VALUE TRUST
NAV Class                              0.85%     0.00%      0.11%        0.96%           0.00%          0.96%
Series I Class                         0.85%     0.05%      0.11%        1.01%           0.00%          1.01%
Series II Class                        0.85%     0.25%      0.11%        1.21%           0.00%          1.21%
DISCIPLINED DIVERSIFICATION TRUST
NAV Class                              0.80%     0.00%      0.14%        0.94%           0.24%          0.70%
Series I Class                         0.80%     0.05%      0.14%        0.99%           0.24%          0.75%
Series II Class                        0.80%     0.25%      0.14%        1.29%           0.24%          0.95%
GROWTH EQUITY TRUST
NAV Class                              0.75%     0.00%      0.06%        0.81%           0.00%          0.81%
Series I Class                         0.75%     0.05%      0.06%        0.86%           0.00%          0.86%
Series II Class                        0.75%     0.25%      0.06%        1.06%           0.00%          1.06%

(1)  Based on estimated amounts for the current fiscal year.

(2) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Capital Appreciation Value Trust, Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Science & Technology Trust, Small Company Value Trust, Spectrum Income Trust and Real Estate Equity Trust. This waiver is based on the combined average daily net assets of these Funds and the following funds of John Hancock Funds II:
     Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios").

     The percentage reduction is as follows:



COMBINED AVERAGE DAILY NET ASSETS OF THE T. ROWE PORTFOLIOS       FEE REDUCTION
-----------------------------------------------------------   --------------------
                                                               (AS A PERCENTAGE OF
                                                              THE SUBADVISORY FEE)
First $750 million.........................................           0.00%
Next $750 million..........................................            5.0%
Next $1.5 billion..........................................            7.5%
Over $3 billion............................................           10.0%

     The Adviser has also voluntarily agreed to reduce the advisory fee for each
T. Rowe Fund by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated at any time by T. Rowe Price or the Adviser.

(3) The Adviser has contractually agreed to reimburse Expenses of the Disciplined Diversification Trust that exceed 0.70% of the average annual net assets of the Disciplined Diversification Trust. Expenses includes all expenses of the Disciplined Diversification Trust except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2009 and thereafter until terminated by the Adviser on notice to the Trust.

EXAMPLE OF EXPENSES FOR EACH FUND

The Example is intended to help an investor compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in a Fund for the time periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year, that a Fund's operating expenses remain the same and that no voluntary expense reimbursements are reflected. The Example does not reflect the expenses of any variable insurance contract that may use a Fund as its underlying investment medium. If such expenses were reflected, the expense amounts shown would be higher. Although a particular investor's actual expenses may be higher or lower, based on these assumptions the expenses would be:

FUND                                1 YEAR   3 YEAR
----                                ------   ------
CAPITAL APPRECIATION VALUE TRUST
NAV Class .......................    $ 98     $306
Series I Class ..................    $103     $322
Series II Class .................    $123     $384
DISCIPLINED DIVERSIFICATION TRUST
NAV Class .......................    $ 80     $284
Series I Class ..................    $ 85     $299
Series II Class .................    $105     $362
GROWTH EQUITY TRUST
NAV Class .......................    $ 83     $259
Series I Class ..................    $ 88     $274
Series II Class .................    $108     $337

                                 LARGE CAP FUNDS

GROWTH EQUITY TRUST

SUBADVISER: Rainier Investment Management Inc.

INVESTMENT OBJECTIVE:    To seek to maximize long-term capital appreciation.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund invests at
                         least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization growth companies traded in the U.S., which permits shareholders the opportunity to invest in some of the fastest-growing companies in the U.S. The term "growth company" denotes companies with the prospect of strong earnings, revenue or cash flow growth.

The subadviser's stock selection focuses on companies that are likely to demonstrate superior earnings, revenue or cash flow growth relative to their industry peers. The Fund will normally invest in approximately 40 to 80 companies.

The subadviser considers large-capitalization companies to be those, at the time of purchase, with market capitalizations in the range of the Dow Jones Wilshire U.S. Large-Cap Index ($3.12 billion to $512 billion as of December 31, 2007). Smaller companies, meaning those with market capitalizations below that range, may be owned when believed to be especially attractive.

The subadviser compares the Fund's economic sector weightings to a Large Cap Growth Equity index, such as the Russell 1000 Growth Index. To help control risk, extreme overweighting and underweighting of the Fund as compared to the major sectors of such a benchmark are avoided.

The subadviser favors companies with attractive fundamentals, such as strong revenue, earnings or cash flow growth. Companies with sustainable competitive advantages, potential price or business catalysts, including earnings surprise or market expansion, and disciplined management with shareholder focus are emphasized. The subadviser also seeks to capture the capital appreciation sometimes associated with high-performing companies identified early in their growth cycles. For emerging companies lacking demonstrated financial results, the strength of the company's business model, management team and competitive position are given greater analytical emphasis.

The Fund may invest up to 25% of its total assets in foreign securities. These include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are traded in the U.S. Currently, the subadviser intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts ("ADRs").

The subadviser considers the sale of specific common stock when fundamentals deteriorate, when a stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks.

The Fund's investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.

Under normal market conditions, the Fund will stay fully invested in stocks. The Fund may, however, temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Fund's not achieving its investment objective.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its net asset value per share ("NAV") and performance, include:

-Active Management Risk
-Equity Securities Risk (including growth investing risk)
-Foreign Securities Risk

-Hedging and Other Strategic Transactions Risk
-High Portfolio Turnover Risk
-Issuer Risk
-Small and Medium Size Companies Risk

                                  HYBRID FUNDS

CAPITAL APPRECIATION VALUE TRUST

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE:    To seek long-term capital appreciation.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund invests
                         primarily in common stocks of established U.S.
                         companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Fund's total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

The Fund's common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when purchased by the Fund are considered low in terms of company assets, earnings, or other factors; the smaller category comprises opportunistic investments whose prices the subadviser expects to rise in the short term but not necessarily over the long term. Since the subadviser attempts to prevent losses as well as achieve gains, the subadviser typically uses a value approach in selecting investments. The subadviser's in-house research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor but are believed to have good prospects for capital appreciation. The subadviser may establish relatively large positions in companies it finds particularly attractive.

The Fund's approach differs from that of many other funds. The subadviser works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the subadviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund's cash reserve may reflect the subadviser's ability to find companies that meet valuation criteria rather than its market outlook.

Debt and convertible securities may be purchased to gain additional exposure to a company or for their income or other features; maturity and quality are not necessarily major considerations. The Fund may also purchase other securities, including bank debt, loan participations and assignments and futures and options.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk
-Convertible Securities Risk
-Equity Securities Risk (including value investing risk)
-Fixed Income Securities Risk
-Foreign Securities Risk
-Hedging and Other Strategic Transactions Risk
-Issuer Risk

DISCIPLINED DIVERSIFICATION TRUST

SUBADVISER: Dimensional Fund Advisers LP

INVESTMENT OBJECTIVE:    To seek total return consisting of capital appreciation
                         and current income.

INVESTMENT STRATEGIES:   Under normal market conditions, the Fund invests
                         primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

                           TARGET ALLOCATION   RANGE OF ALLOCATIONS
                           -----------------   --------------------
EQUITY SECURITIES:                70%                65% - 75%
FIXED-INCOME SECURITIES:          30%                25% - 35%

The Fund may invest outside these ranges and may invest defensively during unusual or unsettled market conditions.

Equity securities will include securities of small, medium, and large size companies. The Fund will target weights efficiently to achieve a higher exposure to small and value companies relative to the market. Increased exposure to small and value companies may be achieved by decreasing the allocation of the Fund's assets to large growth companies relative to their weight in the universe in which the Fund normally invests.

The Fund's fixed-income securities will, under normal market conditions, consist of approximately 60-80% high quality short-term bonds from developed markets around the world, and 20-40% Treasury Inflation-Protected Securities ("TIPS"). The bonds in which the Fund will invest will have a minimum short-term credit rating of A1 by S&P or P1 by Moody's Investors Service, Inc. ("Moody's"). If there is no short-term rating the bond would have a minimum long-term credit rating of AA as rated by S&P or Fitch, Inc. or equivalent rating by Moody's and would generally mature within five years from the date of settlement.

Principal Risks of Investing in this Fund

The principal risks of investing in the Fund, which could adversely affect its NAV and performance, include:

-Active Management Risk
-Equity Securities Risk
-Fixed Income Securities Risk (including lower rated and high yield securities risk)
-Foreign Securities Risk (including emerging markets)
-Hedging and Other Strategic Transactions Risk
-Issuer Risk
-Small and Medium Size Companies Risk

 ADDITIONAL INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS AND INVESTMENT POLICIES

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

ACTIVE MANAGEMENT RISK

Funds that are not index funds are actively managed by their subadvisers. The performance of a Fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the Fund's investment objective. If the subadvisers' investment strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.

CONVERTIBLE SECURITIES RISK

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security, Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and typically are unrated or rated lower than such debt obligations.

CREDIT AND COUNTERPARTY RISK

This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the counter ("OTC") derivatives contract, see "Hedging, Derivatives and Other Strategic Transactions Risk," or a borrower of a fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, a fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Fund could decline if the financial condition of the companies the Funds are invested in decline or if overall market and economic conditions deteriorate. Even Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

Value Investing Risk. The Funds may purchase some equity securities (generally referred to as "value stocks") primarily because they are selling at prices below what the subadvisers believe to be their fundamental values and not necessarily because the issuing companies are expected to experience significant earnings growth. The Funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisers to be under-priced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisers investing in such securities, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A Fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Growth Investing Risk. The Funds may purchase some equity securities (generally referred to as "growth stocks" or "growth securities") primarily because the subadvisers believe that these securities will experience relatively rapid earnings growth. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A Fund's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

FIXED INCOME SECURITIES RISK

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality risk.

Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline. The longer the duration or maturity of a fixed income security, the more susceptible it is to interest rate risk.

Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund's investments. Funds that may invest in lower rated fixed income securities, commonly referred to as "junk" securities, are riskier than funds that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE DEBT SECURITIES Investment grade debt securities are securities of issuers rated at the time of purchase in the four highest rating categories by a nationally recognized securities rating organization, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P (or, if unrated, of comparable quality as determined by the subadviser).

Investment Grade Fixed Income Securities in the Lowest Rating Category Risk. Investment grade fixed income securities in the lowest rating category (rated Baa by Moody's or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed Income Securities Risk. Lower rated fixed income securities are defined as securities rated below investment grade (rated Ba and below by Moody's and BB and below by S&P), commonly known as "junk bonds." The principal risks of investing in these securities are as follows:

- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- Price Volatility. The price of lower rated fixed income securities may be more volatile than that of securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality, especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- Dependence on Subadviser's Own Credit Analysis. While a subadviser may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

- Additional Risks Regarding Lower Rated Corporate Fixed Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

- Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities Risk". In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

FOREIGN SECURITIES RISK

The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

- Currency Fluctuations. Investments in foreign securities may cause a Fund to lose money when converting investments from foreign currencies into U.S. dollars. A Fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Fund could still lose money. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the lack of intervention) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

- Political and Economic Conditions. Investments in foreign securities subject a Fund to the political or economic conditions of the foreign country. These conditions could cause Fund investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries, which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Fund from selling its investment and taking the money out of the country.

- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a Fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

- Nationalization of Assets. Investments in foreign securities subject a Fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

- Settlement of Securities Transactions. Foreign countries, especially emerging market countries, may also have problems associated with settlement of securities transactions. Such problems could cause the Fund to suffer a loss if a security sold declines in value or a security purchased increases in value while settlement of the transactions is delayed.

- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

HEDGING AND OTHER STRATEGIC TRANSACTIONS RISK

The ability of a Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, and market risk, counterparty risk, credit risk, interest risk, and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a Fund's securities. Even if the subadviser only uses hedging and other strategic transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a significant loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to a Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI.

The Funds are authorized to use a variety of hedging or other strategic investment strategies and transactions. These strategies and transactions will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Funds. Hedging refers to protecting against possible changes in the market value of securities a fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies and transactions may also be used to gain exposure to a particular market or market risk. The hedging and other strategic transactions which may be used include but are not limited to the following:

- exchange-listed and over-the-counter put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

- financial futures contracts (including stock index and other securities futures),

- interest rate transactions, a Fund's interest rate transactions may take the form of swaps, caps, floors, collars, futures and options, among other transactions,

- currency transactions, a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts, among other transactions,

- swap transactions (including but not limited to interest rate, index, equity, credit default, currency and commodity swaps, as well as other credit, equity and commodity derivatives),

-    caps, floors and collars, and

-    structured notes, and similar securities.

Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus (including the introductory description under "Investment Objectives and Strategies") indicates which, if any, of these types of transactions may be used by the Funds.

Hedging and other strategic transactions may be used for the following purposes, among others:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by the Funds resulting from securities markets or currency exchange rate fluctuations,

-    to protect a Fund's unrealized gains in the value of its securities,

-    to facilitate the sale of a Fund's securities for investment purposes,

-    to manage the effective maturity or duration of a Fund's securities,

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market or market risk, or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

HIGH PORTFOLIO TURNOVER RISK

A high fund portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by a Fund. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

ISSUER RISK

An issuer of a security purchased by a Fund may perform poorly, and, therefore, the value of its stocks and bonds may decline. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LIQUIDITY RISK

A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds which invest in emerging markets and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

SMALL AND MEDIUM SIZE COMPANIES RISK

Small or Unseasoned Companies:

- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

- Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies:

- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

These investment strategies and securities are described further in the SAI.

                                MANAGEMENT OF JHT

ADVISORY ARRANGEMENTS

John Hancock Investment Management Services, LLC (the "Adviser") is the adviser to JHT. The Adviser is a Delaware limited liability company whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Advisers Act. The ultimate controlling parent of the Adviser is MFC, a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Pursuant to an advisory agreement with JHT, the Adviser administers the business and affairs of JHT. The Adviser also selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of all Funds. The Adviser does not itself manage any of JHT portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the
Adviser: (i) monitors the compliance of the subadvisers with the investment objectives and related policies of each Fund; (ii) reviews the performance of the subadvisers; and (iii) reports periodically on such performance to the Trustees of JHT. The Adviser may elect, subject to Board approval, to manage directly the assets of any fund.

A discussion regarding the basis for the Board of Trustees' approving the investment advisory and subadvisory contracts of each Fund will be available in the Fund's semi-annual report to shareholders for the period ending June 30, 2008.

JHT has received an order from the SEC permitting the Adviser to appoint a subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. JHT, therefore, is able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHT (other than by reason of serving as subadviser to a Fund) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

Under the advisory agreement, the amount of the advisory fee for most Funds is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. The annual fee rate is calculated each day by applying the annual percentage rates set forth in Appendix A to the applicable portions of Aggregate Net Assets shown in the Appendix and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the Fund as well as of one or more other funds managed by the same subadviser as indicated in the notes to the tables, but only for the period during which the subadviser for the Fund also serves as the subadviser for the other funds.

Under the advisory agreement, the advisory fee is accrued and paid daily and is calculated for each day by multiplying the daily equivalent of the annual percentage rate for a Fund by the value of the net assets of the Fund at the close of business on the previous business day of JHT.

ADVISORY FEE WAIVERS AND EXPENSE REIMBURSEMENTS

Advisory Fee Waiver for All Funds of JHT Except Those Noted Below. Effective January 1, 2006, the Adviser agreed to waive its management fee for certain Funds of JHT or otherwise reimburse certain of the expenses of those Funds (the "Participating Funds") as set forth below (the "Reimbursement"). The Participating Funds are all Funds of JHT except the following:

The five Lifestyle Trusts
The ten Lifecycle Trusts
Global Balanced Trust
Absolute Return Trust
American Bond Trust
American Growth Trust
American International Trust
American Blue Chip Income and Growth Trust
American Growth-Income Trust
American Global Growth Trust
American High-Income Bond Trust
American New World Trust
American Global Small Capitalization Trust
American Asset Allocation Trust
Money Market Trust B
500 Index Trust B
International Equity Index Trust B
Total Bond Market Trust B
Index Allocation Trust
Franklin Templeton Founding Allocation Trust
American Fundamental Holdings Trust
American Global Diversification Trust

The Reimbursement will equal, on an annualized basis, 0.02% of that portion of the Aggregate Net Assets of all the Participating Funds that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Funds in proportion to the daily net assets of each Fund. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to JHT and approval of the Board of Trustees of JHT.

SUBADVISORY ARRANGEMENTS AND MANAGEMENT BIOGRAPHIES

The Adviser has entered into subadvisory agreements with the subadvisers to the Funds. Under these agreements, the subadvisers manage the assets of the Funds, subject to the supervision of the Adviser and the Trustees of JHT. Each subadviser formulates a continuous investment program for each Fund it subadvises, consistent with the Fund's investment goal and strategy as described above. Each subadviser regularly reports to the Adviser and the Trustees of JHT with respect to the implementation of such programs. A discussion regarding the basis for the Board of Trustees' approval of each subadvisory agreement will be available in the Fund's semi-annual report to shareholders for the 6 month period ended June 30, 2008.

Subadvisory Fees. Each subadviser is compensated by the Adviser, subject to Board approval, and not by the Fund or Funds which it subadvises.

Set forth below, alphabetically by subadviser, is information about the subadvisers and the portfolio managers for the Funds, including a brief summary of the portfolio managers' business careers over the past five years. The SAI includes additional details about the Funds' portfolio managers, including information about their compensation, accounts they manage other than the Funds and their ownership of Fund shares. Each of the portfolio managers listed below has managed his or her respective Fund since inception and is responsible for the day-to-day management of the respective fund's portfolio.

DIMENSIONAL FUND ADVISORS ("DIMENSIONAL")

     Dimensional was organized in May 1981 as "Dimensional Fund Advisors, Inc.," a Delaware corporation, and in November 2006, it converted its legal name and organizational form to "Dimensional Fund Advisors LP," a Delaware limited partnership. Dimensional is located at 1299 Ocean Avenue, Santa Monica, CA 90401. Since its organization, Dimensional has provided investment management services primarily to institutional investors and mutual funds.

     Dimensional uses a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and other trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. Investment strategies for Funds managed by Dimensional are set by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

     In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding fund management, including running buy and sell programs based on the parameters established by the Investment Committee. Stephen A. Clark coordinates the efforts of all portfolio managers. For this reason, Dimensional has identified Mr. Clark as primarily responsible for coordinating the day-to-day management of the Fund.

FUND                                    PORTFOLIO MANAGER
----                                    -----------------
Disciplined Diversification Trust....    Stephen A. Clark

     - Stephen A. Clark. Vice President, Head of Portfolio Management; joined Dimensional in 2001.

RAINIER INVESTMENT MANAGEMENT ("RAINIER")

Rainier is located at 601 Union Street, Suite 2801, Seattle, Washington 98101. Rainier is owned and operated by twelve principals.

The Fund is managed by a team of portfolio managers. Each member of the team shares an equal amount of day-to-day management responsibility for the Fund.

FUND                                    PORTFOLIO MANAGERS
----                                    ------------------
Growth Equity Trust..................     Daniel Brewer
                                          Mark Broughton
                                          Stacie Cowell
                                          Mark Dawson
                                          Andrea Durbin
                                          James Margard
                                          Peter Musser

     -    Daniel Brewer. Senior Portfolio Manager with Rainier since at least
          2002.

     -    Mark Broughton. Senior Portfolio Manager with Rainier since at least
          2002.

     - Stacie Cowell. Senior Portfolio Manager with Rainier since 2006, Senior Vice President and Lead Portfolio Manager with Invesco Funds Group (1996 to 2004) and Kennedy Capital Management (2005).

     -    Mark Dawson. Senior Portfolio Manager with Rainier since at least
          2002.

     -    Andrea Durbin. Senior Portfolio Manager with Rainier since at least
          2002.

     -    James Margard. Chief Investment Officer with Rainier since at least
          2002.

     -    Peter Musser. Senior Portfolio Manager with Rainier since at least
          2002.

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE")

     T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937.

     The Fund is managed by an Investment Advisory Committee chaired by David R. Giroux. The committee chairman has day-to-day responsibilities for managing the Fund and works with the committee in developing and executing the Fund's investment program.

FUND                                    PORTFOLIO MANAGER
----                                    -----------------
Capital Appreciation Value Trust.....   David R. Giroux

     - David R. Giroux. Chairman, Investment Advisory Committee; joined T. Rowe Price in 1998.

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES

Each of the Funds may issue three classes of shares: NAV Shares, Series I shares and Series II shares.

Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees for Series I shares and Series II shares, and voting rights.

The expenses of each Fund are borne by its Series I, Series II and NAV shares (as applicable) based on the net assets of the Fund attributable to shares of each class. Notwithstanding the foregoing, "class expenses" are allocated to each class. "Class expenses" for each Fund include the Rule 12b-1 fees (if any) paid with respect to a class and other expenses which the Adviser to each Fund determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology as it determines to be reasonably appropriate. The Adviser's determination is subject to ratification or approval by the Board. The kinds of expenses that the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or owners of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class;
(iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meetings of shareholders of a particular class.

All shares of each Fund have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

RULE 12B-1 PLANS OF EACH CLASS

NAV shares are not subject to a Rule 12b-1 fee.

Series I shares of each Fund are subject to a Rule 12b-1 fee of 0.05% of Series I share average daily net assets.

Series II shares of each Fund are subject to a Rule 12b-1 fee of up to 0.25% of Series II share average daily net assets.

Rule 12b-1 fees will be paid to the JHT's Distributor, John Hancock Distributors, LLC, or any successor thereto (the "Distributor").

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

(i) for any expenses relating to the distribution of the shares of the class;

(ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class); and

(iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with JHT's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

Rule 12b-1 fees are paid out of a Fund's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Fund and may, over time, be greater than other types of sales charges.

                               GENERAL INFORMATION

TAXES

The following is a summary of some important tax issues that affect JHT and the Funds. The summary is based on current tax laws which may be changed by legislative, judicial or administrative action (possibly with retroactive effect). You should not consider this to be a detailed description of the tax treatment of JHT or the Funds. More information about taxes is located in the SAI under the heading -- "Additional Information Concerning Taxes." YOU ARE URGED TO CONSULT YOUR TAX ADVISER REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES AND THEIR IMPACT ON YOUR PERSONAL TAX LIABILITY.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

JHT intends to take the steps necessary to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and believes that each Fund will so qualify. As a result of qualifying as a regulated investment company, each Fund will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid and excluding net capital gains. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each Fund is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

Because JHT complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no
direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a regulated investment company. Therefore, each Fund intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

If a Fund failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

- would be treated as owning shares of the Fund (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

- the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

TAX-QUALIFIED AND NON-QUALIFIED CONTRACTS

Certain of MFC's life insurance subsidiaries (the "Insurance Companies") are taxed as life insurance companies. Under current tax law rules, they include the investment income (exclusive of capital gains) of the separate accounts in their taxable income and take deductions for investment income credited to their "policyholder reserves." They are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. The Insurance Companies do not currently charge the separate accounts for any resulting income tax costs, other than a "DAC tax charge" they impose against certain life insurance separate accounts to compensate them for the finance costs attributable to the acceleration of their income tax liabilities by reason of a "DAC tax adjustment." They also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. They do not pass these benefits through to the separate accounts, principally because: (i) the deductions and credits are allowed to the Insurance Companies and not the contract holders under applicable tax law; and (ii) the deductions and credits do not represent investment return on the separate account assets that is passed through to contract holders.

The Insurance Companies' contracts permit the Insurance Companies to deduct a charge for any taxes they incur that are attributable to the operation or existence of the contracts or the separate accounts. Currently, the Insurance Companies do not anticipate making any specific charge for such taxes other than the DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, the Insurance Companies reserve the right to make a charge in the future.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in JHT, including the application of state and local taxes.

FOREIGN INVESTMENTS

When investing in foreign securities or currencies, a Fund may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to a Fund of JHT.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO JHT

For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund of JHT, please refer to the Prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the SAI for additional information on taxes.

DIVIDENDS

JHT intends to declare as dividends substantially all of the net investment income, if any, of each Fund. Dividends from the net investment income and the net capital gain, if any, for each Fund will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Fund or paid in cash.

PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund of JHT are offered continuously, without sales charge, at a price equal to their NAV. The distributor of the shares of JHT is John Hancock Distributors LLC. Shares of each Fund of JHT are sold and redeemed at their NAV next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by JHT. Depending upon the NAV at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

- trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by the SEC, or NYSE is closed for other than weekends and holidays;

- an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

-    the SEC by order so permits for the protection of security holders of JHT.

Calculation of NAV

The NAV of the shares of each Fund is determined once daily as of the close of day-time trading of the NYSE, Monday through Friday, except that no determination is required on:

(i) days on which changes in the value of such Fund's portfolio securities will not materially affect the current NAV of the shares of the Fund;

(ii) days during which no shares of such Fund are tendered for redemption and no order to purchase or sell such shares is received by JHT; or

(iii) the following business holidays or the days on which such holidays are observed by the NYSE: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAVs per share of the Funds are computed by:

(i) adding the sum of the value of the securities held by each Fund plus any cash or other assets it holds,

(ii) subtracting all its liabilities, and

(iii) dividing the result by the total number of shares outstanding of that Fund at such time.

Valuation of Securities

Securities held by each of the Funds, except open-end investment company securities held by a fund of funds, and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to JHT's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

Generally, trading: (i) in non-U.S. securities; (ii) U.S. government securities; and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the NYSE. The values of such securities used in computing the NAV of a Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that Trustees or their designee believe accurately reflects its fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. JHT may also fair value securities in other situations, for example, when a particular foreign market is closed but JHT is calculating the NAV for its portfolios. In view of these factors, it is likely that Funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Funds investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Funds that invest in securities in foreign markets that close prior to the NYSE, JHT will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of an S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares"), which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of an S&P index or of i-Shares, the pricing for all Funds that invest in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the NAV of such Funds will be recommended to JHT's Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of a Fund's shares reflects the value of the Fund's securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

All money market instruments with a remaining maturity of 60 days or less held by the Funds are valued on an amortized cost basis.

DISRUPTIVE SHORT TERM TRADING

None of the Funds is designed for short-term trading (frequent purchases and redemption of shares) or market timing activities which may increase portfolio transaction costs, disrupt management of a Fund (affecting a subadviser's ability to effectively manage a Fund in accordance with its investment objective and policies) and dilute the interest in a Fund held for long-term investment ("Disruptive Short-Term Trading").

The Board of Trustees has adopted procedures to deter Disruptive Short-Term Trading, and JHT seeks to deter and prevent such trading through several methods:

First, to the extent that there is a delay between a change in the value of a Fund's holdings, and the time when that change is reflected in the NAV of the Fund's shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. JHT seeks to deter and prevent this activity, sometimes referred to as "market timing" or "stale price arbitrage," by the appropriate use of "fair value" pricing of the Funds' portfolio securities. See "Purchases and Redemption of Shares" above for further information on fair value pricing.

Second, management of JHT will monitor purchases and redemptions of JHT shares either directly or through procedures adopted by the affiliated insurance companies that use JHT as their underlying investment vehicle. If management of JHT becomes aware of short-term trading that it believes, in its sole discretion, is having or may potentially have the effect of materially increasing portfolio transaction costs, significantly disrupting portfolio management or significantly diluting the interest in a Fund held for long-term investment i.e. Disruptive Short-Term Trading, JHT may impose restrictions on such trading as described below.

Pursuant to Rule 22c-2 under the Investment Company Act of 1940, JHT and each insurance company that uses JHT as an underlying investment vehicle have entered into information sharing agreements under which the insurance companies are obligated to: (i) adopt, and enforce during the term of the agreement, a short-term trading policy the terms of which are acceptable to JHT; (ii) furnish JHT, upon its request, with information regarding contract holder trading activities in shares of JHT; and (iii) enforce its short-term trading policy with respect to contract holders identified by JHT as having engaged in Disruptive Short-Term Trading. Further, when requested information regarding contract holder trading activities is in the possession of a financial intermediary rather than the insurance company, the agreement obligates the insurance company to undertake to obtain such information from the financial intermediary or, if directed by JHT, to cease to accept trading instructions from the financial intermediary for the contract holder.

Investors in JHT should note that insurance companies have legal and technological limitations on their ability to impose restrictions on Disruptive Short-Term Trading and that the ability to restrict Disruptive Short-Term Trading may vary among insurance companies and by insurance product. Investors should also note that insurance company separate accounts and omnibus or other nominee accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, inherently make it more difficult for JHT to identify short-term transactions in a Fund and the investor who is effecting the transaction. Therefore, no assurance can be given that JHT will be able to impose uniform restrictions on all insurance companies and all insurance products or that it will be able to successfully impose restrictions on all Disruptive Short-Term Trading. If JHT is unsuccessful in restricting Disruptive Short-Term Trading, the affected Funds may incur higher brokerage costs, may maintain higher cash levels (limiting their ability to achieve their investment objective and affecting the subadviser's ability to effectively manage them) and may be exposed to dilution with respect to interests held for long-term investment.

Market timers may target Funds with the following types of investments:

1. Funds with significant investments in foreign securities traded on markets that close before the Fund determines its NAV;

2. Funds with significant investments in high yield securities that are infrequently traded; and

3.   Funds with significant investments in small cap securities.

Market timers may also target Funds with other types of investments for frequent trading of shares.

POLICY REGARDING DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The SAI of JHT contains a description of JHT's policies and procedures regarding disclosure of JHT portfolio holdings. (See "Procedures Regarding Disclosure of Trust Portfolio Holdings.")

In addition, the ten largest holdings of each Fund will be posted on the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT's Form N-CSR and Form N-Q will contain each Fund's entire portfolio holdings as of the applicable calendar quarter end.

    www.johnhancockannuities.com/Marketing/Portfolio/PortfolioIndexPage.aspx

PURCHASERS OF SHARES OF JHT

Shares of JHT may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts. Due to differences in tax treatments and other considerations, the interests of various contract owners participating in JHT may conflict. The Board of Trustees of JHT will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

BROKER COMPENSATION AND REVENUE SHARING ARRANGEMENTS

Insurance companies and their SEC registered separate accounts may use JHT as an underlying investment medium for their variable annuity contracts and variable life insurance policies ("Variable Products"). Distributors of such variable products pay compensation to authorized broker-dealers for the sale of the contracts and policies. These distributors may also pay additional compensation to, and enter into revenue sharing arrangements with, certain authorized broker-dealers. For a description of these compensation and revenue sharing arrangements, see the prospectuses and statements of additional information of the Variable Products. The compensation paid to broker-dealers and the revenue sharing arrangements may be derived, in whole or in part, through Rule 12b-1 distribution fees or through the Adviser's profit on the advisory fee.

John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the "John Hancock Insurance Companies") and certain of their separate accounts that are exempt from SEC registration may use Series 1 shares of JHT as an underlying investment medium for exempt group annuity contracts ("Group Contracts") issued to certain qualified retirement plans (the "Plans"). John Hancock Insurance Companies and their affiliates pay compensation to broker-dealers and insurance agents for the sale of the Group Contracts and also pay compensation to third party administrators ("TPAs") for the services they provide in connection the administration of the Plans. To the extent the Insurance Companies and their affiliates pay additional compensation to, and enter into revenue sharing arrangements with, certain broker-dealers, agents or TPAs, JHT understands that the John Hancock Insurance Companies disclose such compensation and arrangements to the Plans. JHT also understands that, in the case of Group Contracts issued by John Hancock Insurance Companies, any such compensation or amounts paid under revenue sharing arrangements may be derived, in whole or in part, through Rule12b-1 distribution fees or through the Adviser's profit on the advisory fee.

                                   APPENDIX A

                           SCHEDULE OF MANAGEMENT FEES

Set forth below is the schedule of the management fees for the Funds. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. In the case of Funds where the advisory fee is determined by applying the annual fee rate to the applicable portion of Aggregate Net Assets, the annual fee rate is calculated each day by applying the annual percentage rates shown in the tables below to the applicable portions of Aggregate Net Assets shown in the tables and dividing the sum of the amounts so determined by Aggregate Net Assets. The term Aggregate Net Assets includes the net assets of the Fund as well as of one or more other funds managed by the same subadviser as indicated in the notes to the tables, but only for the period during which the subadviser for the Fund also serves as the subadviser for the other funds.

            FUNDS AND ANNUAL PERCENTAGE RATES OF AGGREGATE NET ASSETS

GROWTH EQUITY TRUST

                                                BETWEEN $3 BILLION       EXCESS OVER $6
                       FIRST $3 BILLION OF      AND $6 BILLION OF           BILLION OF
PORTFOLIO             AGGREGATE NET ASSETS*   AGGREGATE NET ASSETS*   AGGREGATE NET ASSETS*
---------             ---------------------   ---------------------   ---------------------
Growth Equity Trust           0.750%                  0.725%                  0.700%

* Aggregate Net Assets include the net assets of the Growth Equity Trust, a series of John Hancock Trust, and the Rainer Growth Fund, a series of John Hancock Funds III.

DISCIPLINED DIVERSIFICATION TRUST

                                    FIRST $100 MILLION   NEXT $900 MILLION   OVER $1 BILLION
PORTFOLIO                             OF NET ASSETS*       OF NET ASSETS      OF NET ASSETS
---------                           ------------------   -----------------   ---------------
Disciplined Diversification Trust          0.80%               0.70%              0.65%

[CAPITAL APPRECIATION VALUE TRUST

If net assets are less than $250 million, the following fee schedule shall apply:

                                     FIRST $250     EXCESS OVER $250
                                   MILLION OF NET      MILLION OF
PORTFOLIO                              ASSETS          NET ASSETS
---------                          --------------   ----------------
Capital Appreciation Value Trust       0.950%            0.850%

If net assets equal or exceed $250 million but are less than $2 billion, the following fee schedule shall apply:

                                                      EXCESS OVER $1
                                   FIRST $1 BILLION     BILLION OF
PORTFOLIO                            OF NET ASSETS      NET ASSETS
---------                          ----------------   --------------
Capital Appreciation Value Trust        0.850%            0.800%

If net assets equal or exceed $2 billion but are less than $3 billion, the following fee schedule shall apply:

                                     FIRST $500       EXCESS OVER
                                   MILLION OF NET   $500 MILLION OF
PORTFOLIO                              ASSETS          NET ASSETS
---------                          --------------   ---------------
Capital Appreciation Value Trust       0.850%            0.800%

If net assets equal or exceed $3 billion, the following fee schedule shall apply:

PORTFOLIO                          ALL ASSET LEVELS
---------                          ----------------
Capital Appreciation Value Trust        0.800%]

                              FOR MORE INFORMATION

The following documents are available and offer further information on JHT:

ANNUAL/SEMI ANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Funds. JHT's SAI includes a summary of the JHT's policy regarding disclosure of portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (is legally a part of) this Prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

                           BY MAIL: John Hancock Trust
                               601 Congress Street
                                Boston, MA 02210

                            BY PHONE: 1-800-344-1029

                  ON THE INTERNET: www.johnhancockannuities.com

 OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS AND OTHER INFORMATION ABOUT THE FUNDS
                                  FROM THE SEC:
                        BY MAIL: Public Reference Section
                       Securities and Exchange Commission
                            Washington, DC 20549-0102
                           (duplicating fee required)

        IN PERSON: at the SEC's Public Reference Room in Washington, DC.
              For access to the Reference Room call 1-202-551-8090

                    BY ELECTRONIC REQUEST: publicinfo@sec.gov
                           (duplicating fee required)

                          ON THE INTERNET: www.sec.gov

                           1940 Act File No. 811-04146

                               JOHN HANCOCK TRUST

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 28, 2008

Capital Appreciation Value Trust
Disciplined Diversification Trust
Growth Equity Trust

This Statement of Additional Information ("SAI") provides information about three separate series of John Hancock Trust ("JHT"): Capital Appreciation Value Trust (NAV Class, Series I Class and Series II Class); Disciplined Diversification Trust (NAV Class, Series I Class and Series II Class), and Growth Equity Trust (NAV Class, Series I Class and Series II Class) (collectively, the "Funds"). This SAI contains information in addition to the information that is contained in the Prospectus for the Funds dated April 28, 2008 (the "Prospectus"). Information about other funds that are separate series of JHT is included in separate prospectuses and Statements of Additional Information.

This SAI is not a prospectus. It should be read in conjunction with the applicable Prospectus dated April 28, 2008. Copies of the Prospectus can be obtained free of charge by writing or telephoning:

                               John Hancock Trust
                601 Congress Street, Boston, Massachusetts 02210
                                 (800) 344-1029
                          www.johnhancockannuities.com

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                           -----
ORGANIZATION OF JOHN HANCOCK TRUST......................................      3
INVESTMENT POLICIES.....................................................      3
ADDITIONAL INVESTMENT POLICIES..........................................     16
RISK FACTORS............................................................     20
INVESTMENT RESTRICTIONS.................................................     40
MANAGEMENT OF JHT.......................................................     42
   Independent Trustees.................................................     42
   Interested Trustees..................................................     43
   Principal Officers who are not Trustees..............................     44
   Duties and Compensation of Trustees..................................     45
   Trustee Ownership of Funds...........................................     46
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES...................     47
   The Advisory Agreement...............................................     47
   Subadvisory Agreements...............................................     48
   Additional Information Applicable to Subadvisory Agreements..........     49
   Other Services.......................................................     50
      PROXY VOTING POLICIES.............................................     50
      DISTRIBUTOR; RULE 12B-1 PLANS.....................................     50
      PORTFOLIO BROKERAGE...............................................     51
      REDEMPTION OF SHARES..............................................     53
      DETERMINATION OF NET ASSET VALUE..................................     53
      POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS.................     54
      SHAREHOLDERS OF JHT...............................................     57
      HISTORY OF JHT....................................................     58
      ORGANIZATION OF JHT...............................................     58
      ADDITIONAL INFORMATION CONCERNING TAXES...........................     59
      LEGAL AND REGULATORY MATTERS......................................     62
      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................     62
      CUSTODIAN.........................................................     62
      CODE OF ETHICS....................................................     62
      MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER...............     63
APPENDIX I..............................................................     64
APPENDIX II.............................................................     68
APPENDIX III............................................................     69
APPENDIX IV.............................................................     75

ORGANIZATION OF JOHN HANCOCK TRUST

JHT is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each of the Funds is a series of JHT.

John Hancock Investment Management Services, LLC (the "Adviser") is the investment adviser to JHT and each of the Funds. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Fund assets under management by
Manulife Financial and its subsidiaries were [                              ] as
of December 31, 2007.

MFC trades as 'MFC' on the Toronto Stock Exchange, New York Stock Exchange and Philippine Stock Exchange, and under '0945' on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.

INVESTMENT POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or SAI, the investment objective and policies of the Funds may be changed without shareholder approval. Each Fund may invest in the types of instruments described below, unless otherwise indicated in the Prospectus or SAI.

Money Market Instruments

Money market instruments (and other securities as noted under each Fund description) may be purchased for temporary defensive purposes.

U.S. Government and Government Agency Obligations

U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA Obligations. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"). This guarantee is supported by the full faith and credit of the U.S. government.

U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to those issued by:

-    Student Loan Marketing Association ("SLMA");

-    Federal Home Loan Banks ("FHLBs");

-    Federal Intermediate Credit Banks; and

-    Federal National Mortgage Association ("Fannie Mae").


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U.S. Instrumentality Obligations. U.S. instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by SLMA are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. Government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. Government.

Municipal Obligations

Municipal Bonds. Municipal bonds are issued to obtain funding for various public purposes including the construction of a wide range of public facilities, such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, notes, repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix I for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.


                                       4

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Canadian and Provincial Government and Crown Agency Obligations

Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown Agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

-    Export Development Corporation;

-    Farm Credit Corporation;

-    Federal Business Development Bank; and

-    Canada Post Corporation.

In addition, certain Crown Agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies, which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

Provincial Crown Agency Obligations. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

-    provincial railway corporation;

-    provincial hydroelectric or power commission or authority;

-    provincial municipal financing corporation or agency; and

-    provincial telephone commission or authority.

Any Canadian obligation acquired will be payable in U.S. dollars.

Certificates of Deposit, Time Deposits and Bankers' Acceptances

Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

Time Deposits. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

A subadviser will only invest in variable amount master demand notes issued by companies that, at the date of investment, have an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P and that the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a Fund's net asset value per share ("NAV") is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

Corporate Obligations

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

Repurchase Agreements

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. A Fund may enter into repurchase agreements with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:


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

-    Federal Reserve System member bank;

- primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division; or

- broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

A Fund may also participate in repurchase agreement transactions utilizing the settlement services of clearing firms that meet applicable Adviser and/or subadviser creditworthiness requirements.

The Adviser and the subadvisers will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation's market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

Foreign Repurchase Agreements

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Other Instruments

The following discussion provides an explanation of some of the other instruments that the Funds may directly invest consistent with their investment objectives and policies.

Warrants

Each Fund may purchase warrants, including warrants traded independently of the underlying securities.

Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Reverse Repurchase Agreements

Each Fund may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Fund's NAV. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.


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

Mortgage Securities

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund that invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

-    one-year, three-year and five-year constant maturity Treasury Bill rates;

-    three-month or six-month Treasury Bill rates;

-    11th District Federal Home Loan Bank Cost of Funds;

-    National Median Cost of Funds; or

- one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a Fund's NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

-    mortgage bankers;

-    commercial banks;

-    investment banks;

-    savings and loan associations; and

-    special purpose subsidiaries of the foregoing.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called "subprime mortgages" (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by a fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

Separate Trading of Registered Interest and Principal of Securities ("STRIPS"). A Fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a Fund's net assets. See "Additional Investment Policies - Illiquid Securities" below.

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and this SAI, is expected to contribute to a Fund's relatively stable NAV.

Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under "Asset-Backed Securities" below.

Asset-Backed Securities

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund's ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectus' disclosure for a Fund, a Fund will only invest in asset-backed securities rated, at the time of purchase, "AA" or better by S&P or "Aa" or better by Moody's.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A Fund investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

-    liquidity protection; and

-    default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

- "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

- creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

- "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Debt Obligations. A Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying assets, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. In the case of all CBO or CLO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.

The risks of an investment in a CDO depend largely on the quality of the collateral and the tranches of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for treatment as a liquid security. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to the possibility that: (i) distributions from the collateral will not be adequate to meet the CDOs' obligations to make interest or other payments; (ii) the quality of the collateral assets may decline or the obligors of those assets may default; (iii) the Funds (excluding the Lifestyle Trusts) may invest in CDO tranches that are subordinate to other tranches and, therefore, receive payments only after the obligations of the more senior tranches have been satisfied; and (iv) the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Zero Coupon Securities, Deferred Interest Bonds and Pay-In-Kind Bonds

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The Funds also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

Tax Considerations. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Loans and Other Direct Debt Instruments

A Fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Fund supply additional cash to a borrower on demand.

High Yield (High Risk) Domestic Corporate Debt Securities

High yield U.S. corporate debt securities in which a Fund may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates, except bank loans, which usually have floating rates. The Fund may also invest in bonds with variable rates of interest or debt securities, which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

Brady Bonds

Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

- the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds);

- bonds issued at a discount from face value (generally known as discount bonds);

-    bonds bearing an interest rate which increases over time; and

- bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a Fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund ("IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

A fund may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount.

Sovereign Debt Obligations

A Fund may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments, such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Indexed Securities

A Fund may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

- prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"); or

- an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks").

Hybrid Instruments may take a variety of forms, including, but not limited to:

- debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

- preferred stock with dividend rates determined by reference to the value of a currency; or

- convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See "Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter ("OTC") market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor which the fund would have to consider and monitor.

Lack of U.S. Regulation. Hybrid Instruments may not be subject to regulation of the Commodity Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

ADRS, EDRS, GDRS, IDRS and NVDRS

A Fund may invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, International Depositary Receipts and Non-Voting Depositary Receipts ("ADRs," "EDRs," "GDRs," "IDRs", and "NVDRs" respectively) as described in their investment policies.

Securities of foreign issuers may include ADRs, EDRs, GDRs, IDRs, NVDRs and other similar securities, including, without limitation, dual listed securities. Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs, GDRs, IDRs and NVDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, IDRs and NVDRs are not necessarily quoted in the same currency as the underlying security.

Variable and Floating Rate Obligations

A Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Exchange Traded Funds ("ETFs")

A Fund may invest in ETFs. These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies.

Lending Securities

Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting. Each Fund, except those listed below, entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, "Morgan Stanley") which permits a Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

The following Funds have not entered into a security lending agreement with Morgan Stanley:

Value Trust, Money Market Trust and Money Market Trust B.

When-Issued Securities/Forward Commitments

In order to help ensure the availability of suitable securities, a Fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a Fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to such transactions.

Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such basis, a fund will maintain on its records liquid assets consisting of cash, liquid high quality debt obligations or other assets equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.

Mortgage Dollar Rolls

Each Fund (except the Money Market Trust) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee. A fund may only enter into "covered rolls." A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position, which matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund's NAV.

Illiquid Securities

No Fund, may invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits maturing in more than seven calendar days; and (d) securities of new and early stage companies whose securities are not publicly traded.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitation on illiquid securities. The subadvisers decide, subject to the Trustees' oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a Fund's investment restriction. The subadvisers will also monitor the liquidity of Rule 144A securities held by the Funds for which they are responsible. To the extent that Rule 144A securities held by a Fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a Fund could be adversely affected.

Investments in Creditors' Claims. A Fund may purchase creditors' claims in bankruptcy ("Creditors' Claims") which are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors' Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.

Sellers of Creditors' Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditor's Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.

Creditors' Claims may be purchased directly from a creditor although most are purchased through brokers. Creditors' Claims can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors' Claims, such as the High Income Trust, may take an active role in the reorganization process of the bankrupt company and, in certain situations where the Creditors' Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.

Although Creditors' Claims can be sold to other investors, the market for Creditors' Claims is not liquid and, as a result, a purchaser of a Creditors' Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors' Claim, especially in the case of unsecured claims.

Short Sales

A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

A Fund may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that: (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

Investment in Other Investment Companies

A Fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian and the subadviser.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded OTC or a discount to their NAVs. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a Fund can invest in securities of other investment companies is limited by federal securities laws.

Loan Participations and Assignments

A Fund may invest in loan participations or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Index-Related Securities ("Equity Equivalents")

A Fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), or S&P Depositary Receipts ("SPDRs") (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on Nasdaq). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund's assets across a broad range of securities.

To the extent a Fund invests in securities of other investment companies, including Equity Equivalents, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a Fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a Fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a Fund.

Fixed Income Securities

A Fund may invest in investment grade bonds, rated at the time of purchase in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), such as those rated "Aaa", "Aa", "A" and "Baa" by Moody's or "AAA", "AA", "A" and "BBB" by S&P. A Fund may also invest in obligations rated in the lowest of the top four rating categories (such as "Baa" by Moody's or "BBB" by S&P). These obligations may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a Fund, although the subadviser will consider these events in determining whether it should continue to hold the securities.

RISK FACTORS

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectus, by owning shares of the underlying funds, each fund of funds indirectly invests in the securities and instruments held by the underlying Funds and bears the same risks as those in which it invests. To the extent a fund of funds invests in securities or instruments directly, the fund of funds will be subject to the same risks.

Equity Securities

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Fixed Income Securities

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality risk.

Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower rated fixed income securities are riskier than funds that may invest in higher rated fixed income securities.

Investment Grade Fixed Income Securities in the Lowest Rating Category

Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Lower Rated Fixed Income Securities

Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The principal risks of investing in these securities are as follows:

Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on Subadviser's Own Credit Analysis. While a subadviser to a Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed Income Securities. Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities.

Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities. Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Small and Medium Size Companies

Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (i.e., with less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Foreign Securities

Currency Fluctuations. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.

Political and Economic Conditions. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions, which may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

Nationalization of Assets. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

Fund of Funds Risk Factors

Each fund of funds may invest in shares of the underlying funds. The following discussion provides information on the risks of investing in funds of funds, such as the Lifecycle Trusts and the Global Balanced Trust described in this SAI (the "Allocation Funds").

As permitted by Section 12 of the 1940 Act, each Allocation Fund invests in a number of other Funds and may reallocate or rebalance assets among the underlying funds.

From time to time, one or more of the underlying funds may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of an Allocation Fund ("Rebalancings"), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global U.S.A."). Shareholders should note that Rebalancings may affect the underlying Funds. The underlying Funds subject to redemptions by an Allocation Fund may find it necessary to sell securities, and the underlying Funds that receive additional cash from a fund of funds will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when an Allocation Fund owns, redeems, or invests in, a substantial portion of an underlying Fund. Rebalancings could affect the underlying Funds which could adversely affect their performance and, therefore, the performance of each Allocation Fund.

Both the Adviser and MFC Global U.S.A. will monitor the impact of Rebalancings on the underlying Funds and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of each fund of funds. However, there is no guarantee that the Adviser and MFC Global U.S.A. will be successful in doing so.

Possible adverse effects of Rebalancings on the underlying Funds:

1. The underlying Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the underlying Funds.

3. When a fund of funds owns a substantial portion of an underlying Fund, a large redemption by the fund of funds could cause that underlying Fund's expenses to increase and could result in its portfolio becoming too small to be economically viable.

4. Rebalancings could accelerate the realization of taxable capital gains in the underlying Funds subject to large redemptions if sales of securities results in capital gains.

Both Allocation Funds and certain of the Funds are managed by the Adviser. MFC Global U.S.A., which is an affiliate of the Adviser, is the subadviser to each fund of funds and to certain of the underlying Funds. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Allocation Funds and the Funds and MFC Global U.S.A. has the responsibility to manage both the fund of funds and certain of the underlying Funds. The Adviser and MFC Global U.S.A. will monitor the impact of Rebalancings on the Funds and attempt to minimize any adverse effect of the Rebalancings on the underlying Funds, consistent with pursuing the investment objective of each Allocation Fund.

With respect to Rebalancings, shareholders should also note that MFC Global U.S.A. as the subadviser to both the Allocation Funds' fund of funds and certain of the underlying Funds, may appear to have incentive to allocate more fund of funds assets to those underlying Funds that it subadvises. However, the Adviser believes it has no financial incentive since the net amount of advisory fee retained after payment of the subadvisory fee is the same for all underlying Funds although the Adviser's ultimate controlling parent, MFC, may appear to have an incentive to do so since it also controls MFC Global U.S.A. The Adviser will monitor MFC Global U.S.A.'s allocation of fund of funds assets to the underlying Funds to attempt to ensure that assets are not allocated to other MFC Global U.S.A. subadvised funds unless it is in the best interest of the fund of funds to do so. In addition, prior to appointing MFC Global U.S.A. as subadviser to a underlying Fund, the Board of Trustees will consider the affiliation between the Adviser and MFC Global U.S.A. as one of its factors in approving such appointment.

Stripped Securities

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to a fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

Collateralized Mortgage Obligations. A Fund may invest in mortgage-backed securities called CMOs. CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Securities Linked to the Real Estate Market

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

-    declines in the value of real estate;

-    risks related to general and local economic conditions;

-    possible lack of availability of mortgage funds;

-    overbuilding;

-    extended vacancies of properties;

-    increased competition;

-    increases in property taxes and operating expenses;

-    change in zoning laws;

-    losses due to costs resulting from the clean-up of environmental problems;

- liability to third parties for damages resulting from environmental problems;

-    casualty or condemnation losses;

-    limitations on rents;

-    changes in neighborhood values and the appeal of properties to tenants; and

-    changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries. Securities of companies in the real estate industry include real estate investment trusts ("REITs"), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" for a discussion of the risks associated with investments in these companies.

Industry or Sector Investing

When a fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings, which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

Financial Services Industry. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes and volatile performance dependent upon the availability and cost of capital, prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

Utilities. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

Initial Public Offerings ("IPOs")

A Fund may invest a portion of its assets in shares of IPOs, consistent with its investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. Government Securities

A Fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality, which depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the Fannie Mae. Securities that are only supported by the credit of the issuing agency or instrumentality include Fannie Mae, FHLBs and Freddie Mac.

High Yield (High Risk) Securities

General. A Fund may invest in high yield (high risk) securities, consistent with its investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent a Fund invests primarily in fixed income securities, the Fund's NAV can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed income fund generally rise. Conversely, when interest rates rise, the value of a fixed income fund will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a Fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadviser to value its investments.

Less liquid secondary markets may also affect a Fund's ability to sell securities at their fair value. A Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund's assets invested in illiquid securities may increase.

Non-Investment Grade Corporate Debt Securities. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Non-Investment Grade Foreign Sovereign Debt Securities. Investing in non-investment grade foreign sovereign debt securities will expose Funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

-    the obligor's balance of payments, including export performance;

-    the obligor's access to international credits and investments;

-    fluctuations in interest rates; and

-    the extent of the obligor's foreign reserves.

Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

Obligor's Fluctuation in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates, which are adjusted based upon international interest rates.

Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things: -reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and -obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which a Fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P. These securities are rated "Caa" or lower by Moody's or "CCC" or lower by S&P. These securities are considered to have the following characteristics:

-    extremely poor prospects of ever attaining any real investment standing;

-    current identifiable vulnerability to default;

- unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

- are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

-    are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities a Fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions which may be used by a Fund, consistent with its investment objectives and policies, are described below:

- exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

-    financial futures contracts (including stock index futures);

- interest rate transactions, a Fund's interest rate transactions may take the form of swaps, caps, floors and collars;

- currency transactions, a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts;

- swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

-    structured notes, including hybrid or "index" securities.

Hedging and other strategic transactions may be used for the following purposes:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations;

-    to protect a Fund's unrealized gains in the value of its securities;

-    to facilitate the sale of a Fund's securities for investment purposes;

-    to manage the effective maturity or duration of a Fund's securities;

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

General Characteristics of Options

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under "Use of Segregated and Other Special Accounts."

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

Risk of Selling Put Options. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund's purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

Partial Hedge or Income to the Fund. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund's income. Similarly, the sale of put options can also provide fund gains.

Covering of Options. All call options sold by a fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

Risk of Selling Call Options. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

Exchange-Listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries. OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

-    insufficient trading interest in certain options;

-    restrictions on transactions imposed by an exchange;

- trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

-    interruption of the normal operations of the OCC or an exchange;

- inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

- a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC Options. OTC options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC's staff, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Types of Options That May Be Purchased. A Fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

A Fund reserves the right to invest in options on instruments and indices, which may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

General Characteristics of Futures Contracts and Options on Futures Contracts

A Fund may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

-    as a hedge against anticipated interest rate, currency or market changes;

-    for duration management;

-    for risk management purposes; and

-    to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to "cash settle," a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract.

With respect to futures that are required to "cash settle," such as Eurodollar, UK 90-day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund's daily marked to market
(net) obligation, if any, (in other words, the fund's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

Use Will Be Consistent with Applicable Regulatory Requirements. A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Value of Futures Contracts Sold by a Fund. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between such Fund and the contracts) will not exceed the total market value of the Fund's securities.

Stock Index Futures

Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how Index Futures may be used:

- In connection with a Fund's investment in common stocks, a Fund may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

- A Fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the Fund's pending investment in such stocks when they do become available.

- Through the use of Index Futures, a Fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs, which may be associated with investment in multiple issuers. This may permit a Fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security), which may result from increases or decreases in positions already held by a Fund.

- A Fund may also invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. None of the Funds will act as a "commodity pool" (i.e., a pooled investment vehicle, which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

Options on Securities Indices and Other Financial Indices

A Fund may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, a Fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

Yield Curve Options

A Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be "covered." A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amounts of the Fund's liability under the option written by the Fund less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

Currency Transactions

A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

-    forward currency contracts;

-    exchange-listed currency futures contracts and options thereon;

-    exchange-listed and OTC options on currencies; and

-    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under "Swap Agreements and Options on Swap Agreements." A Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

A Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

A Fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, its custodian will place segregated assets in a segregated account of the fund in an amount not less than the value of the fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional segregated assets placed in the segregated account decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Transaction Hedging. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the fund's securities or the receipt of income from them.

Position Hedging. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

Cross Hedging. A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure.


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

Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

Risk of Currency Transactions. Currency transactions are subject to risks different from other Fund transactions, as discussed below under "Risk Factors." If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

Combined Transactions

A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a Fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired Fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's objective.

Swap Agreements and Options on Swap Agreements

Among the hedging and other strategic transactions into which a Fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit, credit default and event-linked swaps, as well as other credit, equity and commodity derivatives. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements ("Swap Options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible, among others.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index). A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with its investment objective and general investment policies, a Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A Fund may also enter into Swap Options. A Swap Option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may also write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of liquid assets, to avoid any potential leveraging of a fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. No Fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.

A Fund may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund's portfolio. Such segregation or "earmarking" will not limit the fund's exposure to loss.

Whether a Fund's use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a Fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a Fund's limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. A Fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, the Fund investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the Fund investment. This could cause substantial losses for a Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system;, (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

Eurodollar Instruments

A Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risk of Hedging and Other Strategic Transactions

Hedging and other strategic transactions have special risks associated with them, including:

-    possible default by the counterparty to the transaction;

-    markets for the securities used in these transactions could be illiquid;
     and

- to the extent the subadviser's assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the Fund.

Losses resulting from the use of hedging and other strategic transactions will reduce a fund's NAV, and possibly income. Losses can be greater than if hedging and other strategic transactions had not been used.

Options and Futures Transactions. Options transactions are subject to the following additional risks:

- option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

- options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

- The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position.

- Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

Currency Hedging. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

- Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

- Proxy hedging involves determining the correlation between various currencies. If the subadviser's determination of this correlation is incorrect, a Fund's losses could be greater than if the proxy hedging were not used.

- Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

Risks of Hedging and Other Strategic Transactions Outside the United States

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:

- foreign governmental actions affecting foreign securities, currencies or other instruments;

- less stringent regulation of these transactions in many countries as compared to the United States;

- the lack of clearing mechanisms and related guarantees in some countries for these transactions;

- more limited availability of data on which to make trading decisions than in the United States;

- delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

- the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

-    lower trading volume and liquidity.

Use of Segregated and Other Special Accounts

Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by: (a) holding the securities, instruments or currency required to be delivered; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid assets obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

Call Options. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

Put Options. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC Options. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

Currency Contracts. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund's obligations or to segregate cash or other liquid assets equal to the amount of the fund's obligations.

Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

Swaps. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

Caps, Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A Fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the Fund. In addition, if it holds a futures contracts or forward contract, a

Fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Limitations

No Fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the Fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a Fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent a Fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the Fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which JHT is subject in implementing the investment policies of the Funds: (a) fundamental; and (b) nonfundamental. Fundamental restrictions with respect to a Fund may only be changed by a vote of a majority of the Fund's outstanding voting securities, which means a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Nonfundamental restrictions are subject to change by the Trustees of a Fund without shareholder approval.

When submitting an investment restriction change to the holders of JHT's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular Fund if a majority of the outstanding voting securities (as described above) of the Fund vote for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of JHT.

Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (12) are non-fundamental.

Fundamental

In addition, unless a Fund is specifically excepted by the terms of a restriction:

(1) Concentration

Each Fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry in violation of the requirements of the 1940 Act, as amended, and as interpreted or modified by the Securities and Exchange Commission, from time to time.

(2) Diversification

Each Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) Borrowing

Each Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) Underwriting

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) Real Estate

Each Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

(6) Commodities

Each Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) Loans

Each Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) Senior Securities

Each Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental

Unless a Fund is specifically excepted by the terms of a restriction, each Fund will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the Fund's net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales "against-the-box" are not subject to this limitation.

(11) Purchase securities for the purpose of exercising control or management.

(12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the Fund, except in an amount of not more than 33 1/3% of the value of the Fund's total assets and then only to secure borrowings permitted by restrictions (3) and
(10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

INVESTMENT RESTRICTIONS THAT MAY BE CHANGED ONLY UPON 60 DAYS' NOTICE TO SHAREHOLDERS In order to comply with Rule 35d-1 under the 1940 Act, the following policies of the Funds named below are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, is not subject to this 60-day notice requirement.

GROWTH EQUITY TRUST

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

MANAGEMENT OF JHT

The business of JHT, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not "interested persons" of the Funds (as defined by the 1940 Act) (the "Independent Trustees"). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHT are also officers or directors of the Adviser, or officers or directors of the principal distributor to the funds, John Hancock Distributors, LLC (the "Distributor") ("Interested Trustees"). The tables below present certain information regarding the Trustees and officers of JHT, including their principal occupations. Each Trustee oversees all Funds of JHT, and some Trustees also oversee other funds in the John Hancock fund complex. As of December 31, 2007, the John Hancock fund complex consisted of 264 funds (including separate series of series mutual funds): John Hancock Funds II ("JHF II") (85 funds), John Hancock Funds III ("JHF III") (13 funds); JHT (122 funds); and 53 other John Hancock funds (the "John Hancock Fund Complex" or "Fund Complex").

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
                                                                                                              FUNDS IN FUND
                                                                          PRINCIPAL                              COMPLEX
 NAME, ADDRESS, AND                                         OCCUPATION(S) AND OTHER DIRECTORSHIPS              OVERSEEN BY
     BIRTH YEAR         POSITION WITH JHT (1)                      DURING PAST FIVE YEARS                        TRUSTEE
--------------------   -----------------------   ----------------------------------------------------------   ------------
Charles L. Bardelis    Trustee (since 1988)      Director, Island Commuter Corp. (Marine Transport).               207
601 Congress Street                              Trustee of JHF II (since 2005), Former Trustee of JHF III
Boston, MA 02210                                 (2005 to 2006).
Born: 1941

Peter S. Burgess       Trustee (since 2005)      Consultant (financial, accounting and                             207
601 Congress Street                              auditing matters (since 1999); Certified Public
Boston, MA 02210                                 Accountant; Partner, Arthur Andersen (prior to 1999).
Born: 1942

                                                 Director of the following publicly traded companies: PMA
                                                 Capital Corporation (since 2004) and Lincoln Educational
                                                 Services Corporation (since 2004).

                                                 Trustee of JHF II (since 2005), Former Trustee of JHF III
                                                 (2005 to 2006).

Elizabeth G. Cook      Trustee (since 2005)(2)   Expressive Arts Therapist, Massachusetts General Hospital         207
601 Congress Street                              (September 2001 to present); Expressive Arts Therapist,
Boston, MA 02210                                 Dana Farber Cancer Institute (September 2000 to January
Born: 1937                                       2004); President, The Advertising Club of Greater Boston.
                                                 Trustee of JHF II (since 2005), Former Trustee of JHF III
                                                 (2005 to 2006).

Hassell H. McClellan   Trustee (since 2005)(2)   Associate Professor, The Wallace E.                               207
601 Congress Street                              Carroll School of Management, Boston College.
Boston, MA 02210                                 Trustee of JHF II (since 2005), Former Trustee of JHF III
Born: 1945                                       (2005 to 2006).

James M. Oates         Trustee (since 2004)      Managing Director, Wydown Group                                   207
601 Congress Street                              (financial consulting firm)(since 1994); Chairman, Emerson
Boston, MA 02210                                 Investment Management, Inc. (since 2000); Chairman, Hudson
Born: 1946                                       Castle Group, Inc. (formerly IBEX Capital Markets, Inc.)
                                                 (financial services company) (1997 - 2006); Independent
                                                 Chairman, Hudson Castle Group, Inc. (since 2007)

                                                 Director of the following publicly traded companies:
                                                 Stifel Financial (since 1996); Investor Financial Services
                                                 Corporation (since 1995); Investors Bank and Trust
                                                 (1995-2007); and Connecticut River Bancorp, Director
                                                 (since 1998).

                                                 Trustee of JHF II (since 2005), Former Trustee of JHF III
                                                 (2005 to 2006); Director, Phoenix Mutual Funds (since
                                                 1988; overseeing 20 funds).

F. David Rolwing       Trustee (since 1997)(3)   Former Chairman, President and CEO,                               122
601 Congress Street                              Montgomery Mutual Insurance Company (1991 to 1999.)
Boston, MA 02210                                 (Retired 1999.)
Born: 1934

----------
(1) Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2) Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I. Its separate series were combined with corresponding Funds of JHT on April 29, 2005.

(3) Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. Its separate series were combined with corresponding Funds of JHT on December 31, 1996.

INTERESTED TRUSTEES

                                                                                                               NUMBER
                                                                                                             OF FUNDS IN
                                                                           PRINCIPAL                        FUND COMPLEX
    NAME, ADDRESS, AND                                       OCCUPATION(S) AND OTHER DIRECTORSHIPS           OVERSEEN BY
        BIRTH YEAR           POSITION WITH JHT (1)                  DURING PAST FIVE YEARS                     TRUSTEE
-------------------------   ----------------------   ----------------------------------------------------   ------------
James R. Boyle (2)          Trustee (since 2005)     Chairman and Director, John Hancock Advisers, LLC           273
601 Congress Street                                  ("JHA"), The Berkeley Financial Group, LLC
Boston, MA 02210                                     (holding company) and John Hancock Funds, LLC.;
Born: 1959                                           President, John Hancock Annuities; Executive Vice
                                                     President, John Hancock Life Insurance Company
                                                     (since June, 2004); President U.S. Annuities; Senior
                                                     Vice President, The Manufacturers Life Insurance
                                                     Company (U.S.A) (prior to 2004), Executive Vice
                                                     President, MFC (since 1999).

John D. Richardson (2)(3)   Trustee Emeritus (4)     Former Trustee of JHT (Retired, December 14, 2006).         207
601 Congress Street         (since December 2006);   Former Senior Executive Vice President, Office of
Boston, MA 02210            Trustee (prior to        the President, MFC, February 2000 to March 2002
Born: 1938                  December 2006)           (Retired, March, 2002); Executive Vice President and
                                                     General Manager, U.S. Operations, Manulife
                                                     Financial, January 1995 to January 2000.

                                                     Director of BNS Split Corp and BNS Split Corp II,

                                                     each of which is a publicly traded company listed on
                                                     the Toronto Stock Exchange.

----------
(1) Because JHT does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

(2) The Trustee is an "interested person" (as defined in the 1940 Act) due to his prior position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the Adviser.

(3) Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc., which merged into JHT on December 31, 1996.

(4) Mr. Richardson retired as Trustee effective December 14, 2006. On such date, Mr. Richardson became a non-voting Trustee Emeritus.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                  NUMBER OF
                                                                                                                FUNDS IN FUND
                                                                                                                   COMPLEX
NAME, YEAR OF BIRTH,      POSITION(S) HELD      OFFICER            PRINCIPAL  OCCUPATION(S) AND OTHER            OVERSEEN BY
AND ADDRESS (1)            WITH THE TRUST        SINCE             DIRECTORSHIPS DURING PAST 5 YEARS               TRUSTEE
--------------------   ----------------------   -------   ---------------------------------------------------   -------------
Keith F. Hartstein     President and            (since    Senior Vice President, MFC (since 2004); Director,         N/A
Born: 1956             Chief Executive          2005)     President and Chief Executive Officer, John Hancock
                       Officer                            Advisers, LLC, The Berkeley Group, John Hancock
                                                          Funds, LLC (since 2005); Director, MFC Global
                                                          Investment Management (U.S.), LLC ("MFC Global
                                                          (U.S.)") (since 2005); Director, John Hancock
                                                          Signature Services, Inc. ("Signature Services")
                                                          (since 2005); President and Chief Executive
                                                          Officer, the Adviser (since 2006); President and
                                                          Chief Executive Officer, JHF II, JHF III, and JHT;
                                                          Director, Chairman and President, NM Capital
                                                          Management, Inc. (since 2005); Chairman, Investment
                                                          Company Institute Sales Force Marketing Committee
                                                          (since 2003); Director, President and Chief
                                                          Executive Officer, MFC Global (U.S.) (2005-2006);
                                                          Executive Vice President, John Hancock Funds, LLC
                                                          (until 2005).

John D. Danello        Secretary                (since    Vice President/Chief Counsel, US Wealth Management,        N/A
Born: 1955                                      2007)     John Hancock Financial Services, Inc. (since
                                                          February 2005); Vice President/Chief Counsel, Life
                                                          Insurance & Asset Management, Allmerica Financial
                                                          Corporation, Inc. (2001 to February 2005).

Francis V. Knox, Jr.   Chief Compliance         (since    Vice President and Chief Compliance Officer, the           N/A
Born: 1947             Officer                  2005)     Adviser, John Hancock Advisers, LLC and MFC Global
                                                          (U.S.) (since 2005); Chief Compliance Officer, John
                                                          Hancock Funds, JHF II, JHF III and JHT (since
                                                          2005); Vice President and Assistant Treasurer,
                                                          Fidelity Group of Funds (until 2004); Vice
                                                          President and Ethics & Compliance Officer, Fidelity
                                                          Investments (until 2001).

Gordon M. Shone        Treasurer                (since    Treasurer, John Hancock Funds (since 2006); JHF II,        N/A
Born: 1956                                      2005)     JHF III and John Hancock Trust (since 2005); Vice
                                                          President and Chief Financial Officer, John

                                                          Hancock Trust (2003-2005); Senior Vice President,
                                                          John Hancock Life Insurance Company (U.S.A.) (since
                                                          2001); Vice President, John Hancock Investment
                                                          Management Services, Inc. and JHA (since 2006), The
                                                          Manufacturers Life Insurance Company (U.S.A.)
                                                          (1998-2000).

John G. Vrysen         Chief Operating          (since    Senior Vice President, Manulife Financial                  N/A
Born: 1955             Officer                  2007)     Corporation (since 2006); Director, Executive Vice
                                                          President and Chief Operating Officer, John Hancock
                                                          Advisers, LLC, The Berkeley Group and John Hancock
                                                          Funds, LLC (June 2007-Present); Chief Operating
                                                          Officer, John Hancock Funds, JHF II, JHF III, JHT
                                                          (since June 2007); Director, Executive Vice
                                                          President, and Chief Financial Officer, John
                                                          Hancock Advisers, LLC, The Berkeley Group and John
                                                          Hancock Funds, LLC (until June 2007); Executive
                                                          Vice President and Chief Financial Officer, the
                                                          Adviser (since 2005), Vice President and Chief
                                                          Financial Officer, MFC Global (U.S.) (since 2005);
                                                          Director, Signature Services (since 2005); Chief
                                                          Financial Officer, John Hancock Funds, JHF II, JHF
                                                          III, John Hancock Trust (2005-June 2007 ); Vice
                                                          President and General Manager, Fixed Annuities,
                                                          U.S. Wealth Management (until 2005); Vice
                                                          President, Operations Manulife Wood Logan
                                                          (2000-2004).

Charles A. Rizzo       Chief Financial          (since    Chief Financial Officer, John Hancock Funds, JHF           N/A
Born: 1959             Officer                  2007)     II, JHF III and JHT (June 2007-Present); Assistant
                                                          Treasurer, Goldman Sachs Mutual Fund Complex
                                                          (registered investment companies) (2005-June 2007);
                                                          Vice President, Goldman Sachs (2005-June 2007);
                                                          Managing Director and Treasurer of Scudder Funds,
                                                          Deutsche Asset Management (2003-2005); Director,
                                                          Tax and Financial Reporting, Deutsche Asset
                                                          Management (2002-2003).

(1) Business address for the officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

DUTIES AND COMPENSATION OF TRUSTEES

JHT is organized as a Massachusetts business trust. Under JHT's Declaration of Trust, the Trustees are responsible for managing the affairs of JHT, including the appointment of advisers and subadvisers. The Trustees may appoint officers of JHT who assist in managing the day-to-day affairs of JHT.

The Board of Trustees met five times during JHT's last fiscal year. The Board also has a standing Audit Committee composed solely of Independent Trustees (Peter S. Burgess, Charles L. Bardelis and James M. Oates). The Audit Committee met four times during JHT's last fiscal year to review the internal and external accounting and auditing procedures of JHT and, among other things, to consider the selection of an independent registered public accounting firm for JHT, approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the Independent Trustees. The Nominating Committee did not meet during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in JHT. Nominations should be forwarded to the attention of the Secretary of JHT at 601 Congress Street, Boston, MA 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the

Securities Exchange Act of 1934 in order to be considered by the Nominating Committee.

The Board of Trustees also has a standing Compliance Committee and three Investment Committees. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHT. The Compliance Committee is composed solely of Independent Trustees (Elizabeth G. Cook, Hassell H. McClellan and David Rolwing) (the Interested Trustees may serve as ex-officio members). The Compliance Committee met four times during the last fiscal year. Each Investment Committee reviews investment matters relating to a particular group of Funds. Each Investment Committee is composed solely of Independent Trustees (Investment Committee A: Elizabeth G. Cook and James M. Oates; Investment Committee B: Charles L. Bardelis and David Rolwing; Investment Committee C: Hassell H. McClellan and Peter S. Burgess (with the Interested Trustee and the President of JHT serving as an ex-officio member in certain cases). Each Investment Committee met five times during the last fiscal year.

JHT does not pay any remuneration to its Trustees who are officers or employees (or former officers or employees) of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $100,000, a fee of $14,000 for each meeting of the Trustees that they attend in person and a fee of $4,000 for attending any duly constituted in person special committee meeting. The Chairman of the Board of Trustees receives $30,000 as an annual retainer, payable in quarterly installments. The Chairman of the Audit Committee receives $5,000 as an annual retainer, payable in quarterly installments. The Chairman of the Compliance Committee receives $2,500 as an annual retainer, payable in quarterly installments. Trustees are reimbursed for travel and other out-of-pocket expenses.

COMPENSATION TABLE (1)

                                                               TOTAL COMPENSATION FROM JOHN HANCOCK
                           AGGREGATE COMPENSATION FROM JHT      FUND COMPLEX FOR FISCAL YEAR ENDED
NAMES OF TRUSTEE         FISCAL YEAR ENDED DECEMBER 31, 2007             DECEMBER 31, 2007
----------------         -----------------------------------   ------------------------------------
Independent Trustees:
Charles L. Bardelis                   $161,000                              $216,000
Peter S. Burgess                      $171,000                              $228,500
Elizabeth Cook                        $168,500                              $224,750
Hassell H. McClellan                  $161,000                              $216,000
James M. Oates                        $221,000                              $296,000
F. David Rolwing                      $161,000                              $161,000
Interested Trustees:
James R. Boyle                        $      0                              $      0
John D. Richardson (2)                $161,000                              $216,000

----------
(1) Compensation received for services as a Trustee. JHT does not have a pension, retirement or deferred compensation plan for any of its Trustees or officers.

(2)  Mr. Richardson is a non-voting "emeritus" Trustee.

TRUSTEE OWNERSHIP OF FUNDS

The table below lists the amount of securities of each JHT Fund beneficially owned by each Trustee as of December 31, 2007. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                                    CHARLES L.   PETER S.   ELIZABETH   HASSELL H.   JAMES M.   F. DAVID   JAMES R.
FUNDS*                               BARDELIS     BURGESS    G. COOK    MCCLELLAN     OATES     ROLWING     BOYLE
------                              ----------   --------   ---------   ----------   -------    --------   --------
Capital Appreciation Value Trust        A           A           A           A           A          A           A
Disciplined Diversification Trust       A           A           A           A           A          A           A
Growth Equity Trust                     A           A           A           A           A          A           A
Total - John Hancock Fund

   Complex*, **                         E           E           E           A           E          A           C

----------
*    Only Funds owned by a Trustee are listed.

** Ms. Cook and Messrs. Bardelis, Boyle, Burgess, McClellan and Oates are also Trustees of JHF II, which is within the same family of investment companies as JHT.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

THE ADVISORY AGREEMENT

Each Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of each Fund's operations except those which are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Funds. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of the respective Funds and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. The Adviser may elect directly to manage the investment and reinvestment of the assets of the Funds, subject to the approval of the Trustees. In directly managing the assets, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.

JHT bears all costs of its organization and operation, including, but not limited to, expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Funds); the compensation and expenses of officers and Trustees (other than persons serving as President, Treasurer, Secretary or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

ADVISER COMPENSATION. As compensation for its services, the Adviser receives a fee from the Fund computed separately for each fund. The fee for each fund is determined as an annual percentage of the current value of the "aggregate net assets" of the fund. "Aggregate net assets" of a fund include the net assets of the fund and in most cases the net assets of one or more other portfolios (or portions thereof), but in each case only for the period during which the subadviser to the fund also serves as the subadviser to the other portfolio(s) (or portions thereof). The fee for each fund is based on the applicable annual rate for the fund which for each day is equal to the quotient of: (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for each fund is accrued and paid daily to the Adviser for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the fund. The management fees each fund currently is obligated to pay the Adviser are as set forth in the Prospectus.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund's annual expenses fall below this limit.

Securities held by a fund may also be held by other funds or investment advisory clients for which the Adviser, a subadviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or subadviser for a fund or for other funds or clients for which the Adviser or subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a shareholder of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties;
(ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement; or (iii) a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set forth in Section 36(b)(3) of the 1940
Act).

Under the Advisory Agreement, the Fund or any fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect as the Fund or the particular fund. If the Advisory Agreement is no longer in effect, the Fund or the particular fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, John Hancock Life Insurance Company, an affiliate of the Adviser, may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof is the investment adviser.

The Advisory Agreement and Distribution Agreement (discussed below) were approved by all of the Trustees. The Advisory Agreement and Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both by: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees; and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of a Fund, and each will terminate automatically if it is assigned.

SUBADVISORY AGREEMENTS

DUTIES OF THE SUBADVISERS. Under the terms of each of the current subadvisory agreements, subject to the supervision of JHT's Board of Trustees and the Adviser, the subadviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in the Prospectus. Each subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees with respect to the implementation of such programs. Each subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned Funds.

SUBADVISORY FEES. As compensation for its services, the subadviser receives fees from the Adviser computed separately for each fund. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the subadviser to the entity providing the consulting services as described below. The fee for each fund is determined as an annual percentage of the current value of the "aggregate net assets" of the fund. "Aggregate net assets" of a fund include the net assets of the fund and in most cases the net assets of one or more other portfolios (or portions thereof), but in each case only for the period during which the subadviser to the fund also serves as the subadviser to the other portfolio(s) (or portions thereof). The fee for each fund is based on the applicable annual rate for the fund which for each day is equal to (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for each fund is accrued daily and paid monthly to the subadviser. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the fund.

ADDITIONAL INFORMATION APPLICABLE TO SUBADVISORY AGREEMENTS

TERM OF EACH SUBADVISORY AGREEMENT. Each Subadvisory Agreement will initially continue in effect as to a Fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that Fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of that Fund. In either event, such continuance shall also be approved by the vote of the majority of the independent Trustees.

Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other Fund affected by the Agreement; or (b) all of the Funds of JHT.

FAILURE OF SHAREHOLDERS TO APPROVE CONTINUANCE OF ANY SUBADVISORY AGREEMENT. If the outstanding voting securities of any Fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to such Fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadviser, or other definitive action.

TERMINATION OF THE AGREEMENTS. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the relevant Fund. The following parties may terminate the agreements:

-    the Board of Trustees of a Fund;

- with respect to any Fund, a majority of the outstanding voting securities of such Fund;

-    the Adviser; and

-    the respective subadviser.

The Subadvisory Agreements will automatically terminate in the event of their assignment.

AMENDMENTS TO THE AGREEMENTS. The subadvisory agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant Fund (except as noted below) and by the vote of a majority of the Independent Trustees of the applicable Fund, the Adviser or the subadviser.

The required shareholder approval of any amendment shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other Fund affected by the amendment; or (b) all the Funds of JHT.

As noted under "Subadvisory Arrangements and Management Biographies" in the Prospectus, SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.


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

OTHER SERVICES

PROXY VOTING POLICIES

JHT's proxy voting policies and procedures delegate to the subadviser of each Fund the responsibility to vote all proxies relating to securities held by that Fund in accordance with the subadviser's proxy voting policies and procedures. A subadviser has a duty to vote such proxies in the best interests of the Fund and its shareholders. Complete descriptions of JHT's Procedures and the proxy voting procedures of each of the Fund subadvisers are set forth in Appendix IV to this SAI.

It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadviser becomes aware of a material conflict of interest, JHT's Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers' proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix IV. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although subadvisers have a duty to vote all proxies on behalf of the Funds they subadvise, it is possible that a subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the Fund to vote the proxies.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available:
(1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone); and (2) on the SEC's website at http://www.sec.gov.

DISTRIBUTOR; RULE 12B-1 PLANS

John Hancock Distributors, LLC, the Distributor, is the principal underwriter of JHT and distributes shares of JHT on a continuous basis. Other than the Rule 12b-1 payments and service fees described below, the Distributor does not receive compensation from JHT.

The Board of Trustees of JHT has approved Rule 12b-1 Plans (the "Plans") for Series I shares, Series II and Series III shares. The purpose of each Plan is to encourage the growth and retention of assets of each Fund subject to a Plan.

Series I, Series II and Series III shares of each Fund are subject to Rule 12b-1 fees: the fees for Series I and Series II are described in the Prospectus.

A portion of the Rule 12b-1 fee may constitute a "service fee" as defined in Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA").

Service fees are paid to the Distributor, which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties, which have agreed to provide with respect to the shares of JHT the kinds of services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Conduct Rules of FINRA.


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

Each Rule 12b-1 Plan is a compensation plan rather than a reimbursement plan and compensates the Distributor regardless of its expenses. Rule 12b-1 fees are paid to the Distributor.

To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

-    for any expenses relating to the distribution of the shares of the class;

- for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class); and

- for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of FINRA.

Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Fund to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Fund serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

The Plans authorize any payments in addition to fees described above made by a Fund to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

The Plans may not be amended to increase materially the amount to be spent by a Fund without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect: (i) with respect to a Fund only so long as the Plan is specifically approved for that Fund least annually as provided in the Rule; and (ii) only while: (a) a majority of the Trustees are not interested persons (as defined in the 1940 Act) of JHT;
(b) incumbent Independent Trustees select and nominate any new Independent Trustees of JHT; and (c) any person who acts as legal counsel for the Independent Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Fund at any time as provided in the Rule.

PORTFOLIO BROKERAGE

Pursuant to the subadvisory agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds. The subadvisers have no formula for the allocation of Fund brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable Fund. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:

-    price, dealer spread or commission, if any;

-    the reliability, integrity and financial condition of the broker-dealer;

-    size of the transaction;

-    difficulty of execution;

-    brokerage and research services provided; and


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

-    confidentiality and anonymity.

Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to a Fund and any other accounts managed by the subadviser, could result in the applicable Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Soft Dollar Considerations. In selecting brokers and dealers, the subadvisers may give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Fund and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Subadvisers may also receive research or research credits from brokers, which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a subadviser and its affiliates receive such services.

As noted above, a subadviser may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

-    the value of securities;

-    the advisability of purchasing or selling securities;

-    the availability of securities or purchasers or sellers of securities; and

- analyses and reports concerning: (a) issuers; (b) industries; (c) securities; (d) economic, political and legal factors and trends; and (e) Fund strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

To the extent research services are used by a subadviser, such services would tend to reduce such party's expenses. However, the


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

subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for the Funds, which may not be used in connection with a Fund, will also be available for the benefit of other funds and accounts managed by the subadvisers.

Allocation of Trades by the Subadvisers. The subadvisers manage a number of accounts other than the Funds. Although investment determinations for the Funds will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Funds by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Funds and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the Funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the Funds and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Fund believes that their participation in such transactions on balance will produce better overall results for the Fund.

Affiliated Underwriting Transactions by the Subadvisers. JHT has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the subadviser participates. These procedures prohibit a Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase.

REDEMPTION OF SHARES

JHT will redeem all full and fractional Fund shares for cash at the NAV of each Fund. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, JHT may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

- trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays;

- an emergency exists, as determined by the SEC, as a result of which disposal by JHT of securities owned by it is not reasonably practicable or it is not reasonably practicable for JHT fairly to determine the value of its net assets; or

-    the SEC by order so permits for the protection of security holders of JHT.

Special Redemptions. Although it would not normally do so, a Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of Fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the Fund's NAV.

JHT has adopted Procedures Regarding Redemptions in Kind by Affiliates (the "Procedures") to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company, such as a Fund, from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated Fund shareholders subject to specified conditions, including that:

- the distribution is effected through a pro rata distribution of the distributing Fund's portfolio securities;

- the distributed securities are valued in the same manner as they are in computing the Fund's NAV;

- neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

- the Trustees of JHT, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the Fund.

DETERMINATION OF NET ASSET VALUE


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

For purposes of calculating a Fund's NAV, the following procedures are utilized wherever applicable.

For purposes of calculating the NAV of each Fund, investment transactions are accounted for on a "trade date plus one basis" (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Except for the types of securities described below, securities held by the Funds will be valued as follows:

- Securities, which are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the NYSE on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the OTC market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the NYSE.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- A Fund's interest in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be subject to fair valuation. In general, the fair value of a Fund's interest in a hedge fund will represent the amount that the Fund could reasonably expect to receive from a hedge fund or from a third party if the Fund's interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the Fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the Fund has invested, computed in compliance with the hedge fund's valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the Trustees or their designee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

- Shares of the underlying Funds held by the Funds are valued at their NAVs, as described in the Prospectus under "Purchase and Redemption of Shares."

Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

Debt Instruments with Remaining Maturities of 60 Days or Less. Debt instruments with a remaining maturity of 60 days or less held by each of the Funds will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of JHT to provide Nonpublic Information (as defined below) regarding JHT portfolio holdings to Nonaffiliated Persons (as defined below) of JHT only in the limited circumstances noted below. It is also the policy of JHT only to provide Nonpublic Information regarding portfolio holdings to any person, including Affiliated Persons (as defined below), on a "need to know" basis (i.e., the person receiving the information must have a legitimate business purpose for obtaining the information prior to it being publicly available). JHT considers Nonpublic Information regarding Fund portfolio holdings to be confidential and the intent of JHT's policy regarding disclosure of portfolio holdings is to guard against selective disclosure of such information in a manner that could disadvantage JHT shareholders.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on the website listed


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

below or until filed with the SEC via EDGAR on either Form N-CSR or Form N-Q.

"Affiliated Persons" are persons affiliated with: (a) JHT; (b) the Adviser or principal underwriter or any affiliate of either entity; (c) MFC, the Adviser's ultimate parent or any affiliate thereof; (d) in the case of a particular JHT Fund, the subadviser to the Fund, or any affiliate of the subadviser; (e) JHT's custodian; or (f) JHT's independent registered public accounting firm.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Disclosure of Portfolio Holdings to Nonaffiliated Persons. Subject to the pre-approval of JHT's Chief Compliance Officer ("CCO"), JHT, or the Adviser, principal underwriter or any of its subadvisers (or any of their affiliates) may provide Nonpublic Information regarding JHT portfolio holdings to Nonaffiliated Persons in the circumstances listed below.

1. Rating Organizations

Nonpublic Information regarding JHT portfolio holdings may be provided to ratings organizations, such as Morningstar and Lipper, for the purpose of reviewing a Fund, the Adviser or the subadviser if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

2. Factset

Nonpublic Information regarding JHT portfolio holdings may be provided to Factset (frequency is daily) or other entities for the purpose of compiling reports and preparing data for use by JHT or any Affiliated Person if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

3. Proxy Voting Services

Nonpublic Information regarding JHT portfolio holdings may be provided to proxy voting services for the purpose of voting proxies relating to JHT portfolio holdings if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

4. Computer Software

Nonpublic Information regarding JHT portfolio holdings may be provided to entities providing computer software to JHT (for example, for the purpose of generating JHT compliance reports or reports relating to proxy voting) if such entity agrees to keep such information confidential and to prohibit its employees from trading on such information.

5. Courts and Regulators

Nonpublic Information regarding JHT portfolio holdings may be provided to any court (including bankruptcy courts) or regulator with jurisdiction over JHT, the Adviser, MFC or any subadviser or any of their affiliates if such information is requested by such court or regulator.

6. Other Persons

Nonpublic Information regarding JHT portfolio holdings may be provided to other persons or entities if approved by the CCO. In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders of JHT ("JHT Shareholders").

JHT generally requires that each such person or entity execute a written agreement requiring such person/entity to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, JHT may grant exemptions to such requirement on a case by case basis. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

The CCO shall report to Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be presented at the board meeting following such approval.


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

Disclosure of Portfolio Holdings to Affiliated Persons. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons other than those listed below under "Pre-Approved Affiliated Persons" ("Other Affiliated Persons") and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed below under "Pre-Approved Affiliated Persons" have been exempt from such pre-approval. In the case of persons listed in II, III and IV in this section, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any other Affiliated Persons the CCO shall consider: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of JHT Shareholders. In the case of a conflict between: (a) the interests of JHT Shareholders, on the one hand; and (b) the interests of any affiliated person of JHT, the Adviser, any subadviser, the principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

JHT generally requires that any Other Affiliated Persons execute a written agreement requiring such person to keep the portfolio holdings confidential and to not trade based on information relating to such holdings. However, there may be certain circumstances where such an agreement is not required. In such case, disclosure of Nonpublic Information will be approved if the conditions stated above are met.

Receipt of Compensation. None of JHT, the Adviser, any subadvisers or any of their affiliates may receive compensation or other consideration in connection with the release to any person of Nonpublic Information regarding JHT portfolio holdings. Neither JHT, the Adviser, JHT's subadvisers nor any of their affiliates will release Nonpublic Information to any person if such entity has knowledge that such person has received, is receiving or will receive compensation or other consideration in connection with the release of Nonpublic Information regarding JHT portfolio holdings.

Resolution of Conflicts of Interest. If JHT or its adviser or principal underwriter or any of its subadvisers (or any of their affiliates) desire to provide Nonpublic Information regarding JHT portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between:
(a) the interests of the shareholders of JHT, on the one hand; and (b) the interests of any affiliated person of JHT, the Adviser (including any subadviser), JHT's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of JHT who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will not be harmful to JHT.

Posting of JHT Portfolio Holdings on a Website. If JHT desires to post on its website JHT portfolio holdings that have not yet been disclosed in a publicly available filing with the SEC that is required to include such information (e.g., a Form N-CSR or a Form N-Q), then JHT shall disclose the following in its
Prospectus:

- the nature of the information that will be available, including both the date as of which the information will be current (e.g. calendar quarter-end) and the scope of the information (e.g., complete portfolio holdings, the portfolio's largest 10 holdings);

- the date when the information will first become available and the period for which the information will remain available, which shall end no earlier than the date on which JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current; and

- the location of the website where either the information or a prominent hyperlink (or series of prominent hyperlinks) to the information will be available.

JHT Portfolio Holdings Currently Posted on a Website. In addition, the ten largest holdings of each JHT Fund will be posted to the website listed below 30 days after each calendar quarter end. The information described above will remain on the website until the date JHT files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. JHT's Form N-CSR and Form N-Q will contain each Fund's entire portfolio holdings as of the applicable calendar quarter end.

Changes in Policy. Any material changes to the policy regarding disclosure of Nonpublic Information Regarding JHT portfolio holdings must be approved by JHT Board of Trustees.


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

Reports to JHT's Board of Trustees. The CCO shall report any material issues that may arise under this policy to JHT's Board of Trustees.

Applicability of Policy to the Adviser and the Subadvisers. This policy shall apply to the Adviser and each of the Funds' subadvisers.

Pre-Approved Affiliated Persons.

I.Employees* of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York who are subject to the Code of Ethics of JHT, the Adviser, and the Distributor;

II.Employees* of a subadviser or any affiliate of a subadviser who provide services to JHT;

III. Employees* of JHT's custodian who provide services to JHT; and

IV.Employees* and partners of JHT's certified public accounting firm who provide services to JHT.

*    Includes temporary employees

SHAREHOLDERS OF JHT

JHT currently serves as the underlying investment medium for premiums and purchase payments invested in variable contracts issued by insurance companies affiliated with Manulife Financial, the ultimate controlling parent of the Adviser.

As of January 31, 2008, there were no shareholders of the Funds described in this SAI. The discussion of ownership of JHT's shares in this section refers to ownership of the other series of JHT.

Control Persons. As of January 31, 2008, to the knowledge of JHT, no one was considered a control person of any of the Funds. For purposes of the 1940 Act, any person who owns "beneficially" more than 25% of the outstanding shares of a Fund is presumed to "control" the Fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An insurance company holding shares of JHT through a separate account (an "Insurance Company") has no power exercise any discretion in voting or disposing any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a Fund only it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the Fund.

Shareholders. As of January 31, 2008, JHT Shareholders are as follows:

- the insurance companies affiliated with Manulife Financial discussed above (the "Manulife Insurance Companies"). (Each insurance company that is a shareholder of JHT holds of record in its separate accounts JHT shares attributable to variable contracts), and

- the Franklin Templeton Founding Allocation Trust, Lifestyle Trusts and the Index Allocation Trust, each of which invests in and holds of record shares of underlying Funds.

JHT may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. JHT shares are not offered directly to, and may not be purchased directly by, members of the public. The paragraph below lists the entities that are eligible to be shareholders of JHT.

Entities Eligible to Be Shareholders of JHT. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, shares of JHT may be purchased only by the following eligible shareholders:

- separate accounts of the Manulife Insurance Companies and other insurance companies;

-    the Manulife Insurance Companies and certain of their affiliates; and

-    any trustee of a qualified pension or retirement plan.


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

Voting of Shares by the Insurance Companies and JHT. The Manulife Insurance Companies have the right to vote upon matters that may be voted upon at any JHT Shareholders' meeting. These companies will vote all shares of the Funds issued to them in proportion to the timely voting instructions received from owners of variable contracts participating in the separate accounts of such companies that are registered under the 1940 Act ("Contract Owner Instructions").

Mixed Funding. Shares of JHT may be sold to JHT Shareholders described above. JHT currently does not foresee any disadvantages to any JHT Shareholders arising from the fact that the interests of those investors may differ. Nevertheless, JHT's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts, which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a JHT Shareholder from investing in JHT or a particular Fund.

Principal Holders. Principal holders are those who own of record or are known by JHT to own beneficially 5% or more of a series of a Fund's outstanding shares.

As of January 31, 2008, four of the Manulife Insurance Companies - John Hancock Life Insurance Company (USA ("JHLICO (USA)"), John Hancock Life Insurance Company of New York ("JHLICO New York"), John Hancock Life Insurance Company ("JHLICO") and John Hancock Variable Life Insurance Company ("JHLVICO") -- owned of record all of the outstanding Series I and II shares of the Funds.

Trustees and officers of JHT, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each share class of each Fund.

HISTORY OF JHT

JHT Name Change. Prior to January 1, 2005, the name of JHT was Manufacturers Investment Trust. Prior to October 1, 1997, the name of JHT was NASL Series Trust.

ORGANIZATION OF JHT

Organization of JHT. JHT was originally organized on August 3, 1984 as "NASL Series Fund, Inc." ("NASL"), a Maryland corporation. Effective December 31, 1988, NASL was reorganized as a Massachusetts business trust. Pursuant to such reorganization, JHT assumed all the assets and liabilities of NASL and carried on its business and operations with the same investment management arrangements as were in effect for NASL at the time of the reorganization. The assets and liabilities of each of NASL's separate portfolios were assumed by the corresponding series of the JHT.

Classification. JHT is a no-load, open-end management investment company registered with the SEC under the 1940 Act.

Powers of the Trustees of JHT. Under Massachusetts law and JHT's Declaration of Trust and By-Laws, the management of the business and affairs of JHT is the responsibility of its Trustees.

The Declaration of Trust authorizes the Trustees of JHT without shareholder approval to do the following:

- Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share;

- Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof;

- Issue additional series of shares or separate classes of existing series of shares;

-    Approve fund mergers, to the extent consistent with applicable laws;

-    Designate a class of shares of a fund as a separate fund;

- Approve mergers of series (to the extent consistent with applicable laws and regulations); and

-    Designate a class of shares of a series as a separate series.

Shares of JHT. The shares of each Fund, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each Fund have equal rights with regard to redemptions, dividends, distributions and liquidations with


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

respect to that Fund. Holders of shares of any Fund are entitled to redeem their shares as set forth under "Redemption of Shares."

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Fund and upon liquidation in the net assets of such Fund remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular Fund will be allocated in the manner determined by the Trustees. Accrued liabilities, which are not clearly allocable to one or more Funds will also be allocated among the Funds in the manner determined by the Trustees.

Shareholder Voting. Shareholders of each Fund are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the Fund. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular Fund are entitled to vote on matters determined by the Trustees to affect only the interests of that Fund. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of JHT may not be binding on a Fund whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of JHT may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of JHT do not have cumulative voting rights, which means that the holders of more than 50% of JHT's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

Shareholder Liability. Under Massachusetts law, shareholders of JHT could, under certain circumstances, be held personally liable for the obligations of JHT. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of JHT and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of JHT. The Declaration of Trust also provides for indemnification out of the property of a JHT Fund for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that JHT shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of JHT and satisfy any judgment thereon, but only out of the property of the affected Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular Fund would be unable to meet its obligations.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

Since the Funds' shareholders are principally: (i) life insurance companies whose separate accounts invest in the Funds for purposes of funding variable annuity and variable life insurance contracts, and (ii) trustees of qualified pension and retirement plans, no discussion is included herein as to the U.S. federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a Fund. For information concerning the U.S. federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this SAI in light of their particular tax situations.

JHT believes that each Fund will qualify as a regulated investment company ("RIC") under Subchapter M of the Code. If any Fund does not qualify as a RIC, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a RIC, neither Fund will be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

A Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net


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

income from the preceding calendar years (if any). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a RIC for income tax purposes, a Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. On December 16, 2005, the Internal Revenue Service issued a revenue ruling that, as later modified, would cause certain income from certain commodities-linked derivatives in which certain Funds invest to not be considered qualifying income after September 30, 2006 for purposes of the 90% test. This ruling limits the extent to which a Fund may receive income from such commodity-linked derivatives after September 30, 2006 to a maximum of 10% of its annual gross income. Although certain commodity-linked notes are not affected by this revenue ruling, it is unclear what other types of commodity-linked derivatives are affected.

A "qualified publicly traded partnership" is a publicly traded partnership other than a publicly traded partnership, which would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies ("RIC-type income"). Qualified publicly traded partnerships therefore are publicly traded partnerships, which derive more than 10% of their gross income from other types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by a Fund from its investment in a qualified publicly traded partnership, which invests in commodities or commodity-linked derivatives will be income satisfying the RIC 90% test only if more than 10% of such partnership's gross income is such commodities-based income. If the commodities-based income of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to a Fund investing in such partnership would not be income satisfying the RIC 90% test for the Fund's taxable year. In such event, the Fund could fail to qualify as a RIC if its income that is not RIC qualifying income exceeds 10% of its gross income for the taxable year.

If a Fund failed to qualify as a RIC, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the RIC 90% test is carefully monitored by the Adviser and the subadvisers and it is intended that the Funds will comply with the requirements for qualification as RICs.

The Code was amended in 2004 to allow RICs to invest up to 25% of their assets in "qualified publicly traded partnerships" and to provide that the net income allocated to a RIC investing in such partnerships would be qualifying income for purposes of the 90% gross income test. In order to maintain its status as a RIC, a Fund must have a deduction for dividends paid during its taxable year at least equal to 90% of its investment company taxable income for such year. Additionally, a RIC is subject each calendar year to a nondeductible 4% excise tax on its under distribution of dividends to the extent that it fails to distribute the sum of 98% of its ordinary income for such calendar year, plus 98% of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100% of any prior year's shortfall. A Fund investing in publicly traded partnerships might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interests during that year. Such income, even if not reported to the Fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax.


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

To qualify as a RIC, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund's assets may be invested in securities (other than United States Government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Because JHT complies with the ownership restriction of Treas. Reg. Section 1.817-5(f), Rev. Rul. 81-225, Rev. Rul. 2003-91, and Rev. Rul. 2003-92 (no
direct ownership by the public), JHT expects each insurance company separate account to be treated as owning (as a separate investment) its proportionate share of each asset of any Fund in which it invests, provided that the Fund qualifies as a RIC. Therefore, each Fund intends and expects to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "Hedging and Other Strategic Transactions"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions: (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Funds investing in foreign securities or currencies may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing Fund" under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing Fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.


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

Additional Tax Considerations. If a Fund failed to qualify as a RIC, (i) owners of contracts based on the Fund would be treated as owning contract based solely on shares of the Fund (rather than on their proportionate share of the assets of such Fund) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a Fund failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Fund might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadviser and it is intended that the Funds will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Fund, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

LEGAL AND REGULATORY MATTERS

On June 25, 2007, the Adviser and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the JHT funds that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, independent registered public accounting firm, has been appointed as independent registered public accountants for the Funds. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

CUSTODIAN

State Street Bank and Trust Company ("State Street"), 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Funds' assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODE OF ETHICS

JHT, the Adviser, the Distributor and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by JHT.


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MANAGEMENT OF OTHER FUNDS BY THE ADVISER/SUBADVISER

The Funds of JHT described this SAI are not retail mutual funds and are only available under variable annuity contracts or variable life policies, through participation in tax qualified retirement plans or to certain permitted entities. Although the Adviser or subadvisers may manage retail mutual funds with similar names and investment objectives, no representation is made, and no assurance is given, that any Fund's investment results will be comparable to the investment results of any other fund, including other funds with the same investment adviser or subadviser. Past performance is no guarantee of future results.


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APPENDIX I

DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their respective opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S

AAA: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

AA: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

BAA: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

BA: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated B are considered speculative elements and are subject to high credit risk.

CAA: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

CA: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

S&P

AAA: An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC AND C: Obligations rated 'BB', 'B', 'CCC' 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


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

B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

MOODY'S

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Dual Ratings

S&P assigns 'dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

OTHER CONSIDERATIONS - The ratings of S&P and Moody's represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

MOODY'S

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

S&P

Short-Term Issues

An S&P ratings of U.S. municipal notes reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

     - Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

     The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Appendix III

                            Dimensional Fund Advisors
                                 ("Dimensional")

                        Disciplined Diversification Trust

The portfolio manager of this Fund does not own any of the Fund's shares. The chart reflects information regarding accounts other than the Fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2007:

                         OTHER REGISTERED        OTHER POOLED INVESTMENT
                       INVESTMENT COMPANIES              VEHICLES                 OTHER ACCOUNTS
                    -------------------------   ------------- -----------   -------------------------
                    NUMBER OF       ASSETS      NUMBER OF       ASSETS      NUMBER OF       ASSETS
PORTFOLIO MANAGER    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
-----------------   ---------   -------------   ---------   -------------   ---------   -------------
Stephen A. Clark        26         $51,094          8           $8,083          50          $4,267

Other Accounts Managed - Of total listed above, those for which advisory fee is based on performance

                         OTHER REGISTERED        OTHER POOLED INVESTMENT
                       INVESTMENT COMPANIES              VEHICLES                 OTHER ACCOUNTS
                    -------------------------   -------------------------   -------------------------
                    NUMBER OF       ASSETS      NUMBER OF       ASSETS      NUMBER OF       ASSETS
PORTFOLIO MANAGER    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
-----------------   ---------   -------------   ---------   -------------   ---------   -------------
Stephen A. Clark                                    1            $274

DESCRIPTION OF COMPENSATION STRUCTURE

Dimensional's portfolio managers receive a base salary and a bonus. Compensation of a portfolio manager is determined by Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Portfolio or other accounts that the portfolio managers manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:

     - BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.

     - SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.

Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all Dimensional employees.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day oversight responsibilities with respect to multiple accounts. In addition to the Fund, these accounts may include registered mutual funds, other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals ("Accounts"). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Fund. Actual or apparent conflicts of interest include:

     - Time Management. The management of the Fund and/or Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

     - Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across the Fund and other eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Fund and other Accounts.

     - Broker Selection. With respect to securities transactions for the Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or an Account.

     - Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

     - Investment in a Portfolio. A portfolio manager or his/her relatives may invest in an Account that he or she manages, and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Fund or other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

                          Rainier Investment Management
                                   ("Rainier")

                               Growth Equity Trust

     None of the portfolio managers of the Fund owns any of the Fund's shares. The chart also reflects information regarding accounts other than the Fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2007:

                         OTHER REGISTERED       OTHER POOLED INVESTMENT
                       INVESTMENT COMPANIES             VEHICLES                OTHER ACCOUNTS
                    -------------------------   -----------------------   -------------------------
                     NUMBER                      NUMBER                    NUMBER
                       OF                          OF                        OF
PORTFOLIO MANAGER   ACCOUNTS       ASSETS       ACCOUNTS      ASSETS      ACCOUNTS       ASSETS
-----------------   --------   --------------   --------   ------------   --------   --------------
Daniel Brewer           7      $8,370 Million       1      $61 Million       136     $7,981 Million
Mark Broughton          7      $8,370 Million       1      $61 Million       136     $7,981 Million
Stacie Cowell           5      $8,259 Million       0      $0                136     $7,981 Million
Mark Dawson             7      $8,370 Million       1      $61 Million       136     $7,981 Million
Andrea Durbin           2      $117 Million         0      $0                162     $8,471 Million
James Margard           7      $8,370 Million       1      $61 Million       136     $7,981 Million
Peter Musser            7      $8,370 Million       1      $61 Million       136     $7,981 Million

Other Accounts Managed -- Of total listed above, those for which advisory fee is based on performance

None

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in Fund. For purposes of this table, the following letters represent the range indicated below:

A  -  $0
B  -  $1 -- $10,000
C  -  $10,001 -- $50,000
D  -  $50,001 -- $100,000
E  -  $100,001 -- $500,000
F  -  $500,001 -- $1,000,000
G  -  More than $1 million

PORTFOLIO MANAGER   RANGE OF BENEFICIAL OWNERSHIP
-----------------   -----------------------------
Daniel Brewer       E
Mark Broughton      D
Stacie Cowell       B
Mark Dawson         E
Andrea Durbin       C
James Margard       F
Peter Musser        E

POTENTIAL CONFLICTS OF INTEREST

The compensation paid to Rainier for managing the Fund is based only on a percentage of assets under management. Portfolio managers benefit from Rainier's revenues and profitability. But no Portfolio Managers are compensated based directly on fee revenue earned by Rainier on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Rainier allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Rainier aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION

All of Rainier's portfolio managers are compensated by Rainier. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders (principals) of Rainier receive a dividend based on number of Rainier shares owned. Portfolio managers who are principals, but not shareholders, of Rainier receive a bonus based on a specific percentage of Rainier's net income.

                         T. Rowe Price Associates, Inc.
                                ("T. Rowe Price")

                        Capital Appreciation Value Trust

The portfolio manager of the Fund does not own any of the Fund's shares. The chart reflects information regarding accounts other than the Fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2007:

                          OTHER REGISTERED              OTHER POOLED
                        INVESTMENT COMPANIES        INVESTMENT VEHICLES            OTHER ACCOUNTS
                     -------------------------  --------------------------   -------------------------
                     NUMBER OF       ASSETS      NUMBER OF       ASSETS      NUMBER OF       ASSETS
 PORTFOLIO MANAGER    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)    ACCOUNTS   (IN MILLIONS)
 -----------------   ---------   -------------   ---------   -------------   ---------   -------------
David R. Giroux          10        $10,424.3         1           $259.3          15         $1,011.3

     The T. Rowe Price portfolio manager named above did not manage any accounts for which advisory fees are based on performance.

          Potential Conflicts of Interest. We are not aware of any material conflicts of interest that may arise in connection with the portfolio manager's management of the Funds' investments and the investments of the other account(s) included this response.

          Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager Compensation", T. Rowe Price portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

          Portfolio Manager Compensation.

          Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

          Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms.

          Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account.

          Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

          All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

          This compensation structure is used for all portfolios managed by the portfolio managers.

APPENDIX IV

                               JOHN HANCOCK FUNDS

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY:

GENERAL

The Board of Trustees (the "Board") of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the "Trust"), including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust (the "Independent Trustees"), adopts these proxy voting policies and procedures.

Each fund of the Trust or any other registered investment company (or series thereof) (each, a "fund") is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

DELEGATION OF PROXY VOTING RESPONSIBILITIES

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund's investment adviser ("adviser") or, if the fund's adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund's subadviser(s), subject to the Board's continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund's subadviser with respect to voting proxies held by its clients (the "Subadviser Policy"). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund's adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser's compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust's Chief Compliance Officer ("CCO") shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO's role in overseeing the subadvisers' compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

VOTING PROXIES OF UNDERLYING FUNDS OF A FUND OF FUNDS

With respect to voting proxies relating to the securities of an underlying fund held by the Trust's fund of funds in reliance on any one of Sections 12(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, as amended, or to the extent disclosed in the Trust's registration statement, the subadviser for the fund of funds, or the Trust, will vote proxies in the same proportion as the vote of all other holders of such underlying fund securities, unless the Trust elects to seek voting instructions from the shareholders of the fund of funds, in which case the subadviser, or the Trust, will vote proxies in the same proportion as the instructions timely received from shareholders of the Trust's fund of funds.

MATERIAL CONFLICTS OF INTEREST

If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund's adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.

If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.

SECURITIES LENDING PROGRAM

Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund's securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client's account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES IN THE TRUST'S STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES IN ANNUAL AND SEMI-ANNUAL SHAREHOLDER REPORTS

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust's proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission's ("SEC") website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

FILING OF PROXY VOTING RECORD ON FORM N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

PROCEDURES:

REVIEW OF SUBADVISERS' PROXY VOTING

The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each subadviser is responsible for the following:

     1) Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

     2) Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO's annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

     3) Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.


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

ADVISER RESPONSIBILITIES

The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust's reports on Form N-PX with the SEC.

The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

     1) Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

     2) Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

     3) Deliver instructions to shareholders on how to access proxy voting information via the Trust's semi-annual and annual shareholder reports.

PROXY VOTING SERVICE RESPONSIBILITIES

AGGREGATION OF VOTES:

The proxy voting service's proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.

REPORTING:

The proxy voting service's proxy disclosure system will provide the following reporting features:

     1)   multiple report export options;

     2) report customization by fund-account, portfolio manager, security, etc.; and

     3)   account details available for vote auditing.

FORM N-PX PREPARATION AND FILING:

The adviser will be responsible for oversight and completion of the filing of the Trust's reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.


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

                                   SCHEDULE A
                      PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:                                              ADOPTED:        AMENDED:
-------------------                                         ------------------   --------
John Hancock Trust                                          September 28, 2007
John Hancock Funds II                                       September 28, 2007
John Hancock Funds III                                      September 11, 2007
John Hancock Bond Trust                                     September 11, 2007
John Hancock California Tax-Free Income Fund                September 11, 2007
John Hancock Capital Series                                 September 11, 2007
John Hancock Current Interest                               September 11, 2007
John Hancock Equity Trust                                   September 11, 2007
John Hancock Investment Trust                               September 11, 2007
John Hancock Investment Trust II                            September 11, 2007
John Hancock Investment Trust III                           September 11, 2007
John Hancock Institutional Series Trust                     September 11, 2007
John Hancock Municipal Securities Trust                     September 11, 2007
John Hancock Series Trust                                   September 11, 2007
John Hancock Sovereign Bond Fund                            September 11, 2007
John Hancock Strategic Series                               September 11, 2007
John Hancock Tax-Exempt Series                              September 11, 2007
John Hancock World Fund                                     September 11, 2007
John Hancock Preferred Income Fund                          September 11, 2007
John Hancock Preferred Income Fund II                       September 11, 2007
John Hancock Preferred Income Fund III                      September 11, 2007
John Hancock Patriot Select Dividend Fund                   September 11, 2007
John Hancock Patriot Premium Dividend Fund II               September 11, 2007
John Hancock Bank & Thrift Opportunity Fund                 September 11, 2007
John Hancock Income Securities Trust                        September 11, 2007
John Hancock Investors Trust                                September 11, 2007
John Hancock Tax-Advantaged Dividend Income Fund            September 11, 2007
John Hancock Financial Trends                               September 11, 2007
John Hancock Tax-Advantaged Global Shareholder Yield Fund   September 11, 2007

            DIMENSIONAL FUND ADVISORS LP PROXY VOTING POLICY SUMMARY

     Dimensional Fund Advisors LP ("Dimensional") has adopted Proxy Voting Policies and Procedures (the "Voting Policies") and Proxy Voting Guidelines ("Voting Guidelines"), which Dimensional will apply to the Fund(s) sub-advised by Dimensional.

     The Investment Committee of Dimensional Fund Advisors LP ("Dimensional") is generally responsible for overseeing Dimensional's proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, and (iii) verify the on-going compliance with the Voting Policies. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of the Funds.

     Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of the Funds as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of the Funds in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of the Funds, and the interests of Dimensional or its affiliates. If the Corporate Governance Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Voting Guidelines, Dimensional, prior to voting, will fully disclose the conflict to the Board of Directors of the Funds, or an authorized committee or designee of such Board, and vote the proxy in accordance with the direction of the Board or its authorized committee or designee.

     Dimensional will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the Funds would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of the Funds.

     Examples of some of the Voting Guidelines are described below. Under the Voting Guidelines proxies will usually be voted for: (i) the ratification of independent auditors (ii) the elimination of anti-takeover measures; and (iii) re-incorporation when the economic factors outweigh any negative governance changes. Pursuant to the Voting Guidelines proxies will usually be voted against: (i) the institution of anti-takeover measures (such as the institution of classified boards of directors and the creation of super majority provisions) and (ii) proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. The Voting Guidelines also provide that certain proposals will be considered on a case-by-case basis, including: (i) mergers and acquisitions, which will be assessed to determine whether the transaction enhances shareholder value; (ii) proposals with respect to management compensation plans; (iii) proposals increasing the authorized common stock of a company and (iv) proposals with respect to the composition of a company's Board of Directors. Dimensional may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by a Fund.

     Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of a Fund and which seeks to maximize the value of that fund's investments. In some cases, Dimensional may determine that it is in the best interests of a Fund to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a Fund and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional's belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the investment of the Funds and that it is in that fund's best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.

     With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local restrictions, customs, and other requirements or restrictions. Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a Fund associated with voting. Dimensional determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional's decision of whether or not to vote.

     Dimensional has retained Institutional Shareholder Services ("ISS"), a division of Risk Metrics Group, Inc., an independent third party service provider, to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of the Funds; and provides reports concerning the proxies voted. Although Dimensional may consider the recommendations of ISS on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

                       RAINIER INVESTMENT MANAGEMENT, INC.
                            2007 PROXY VOTING POLICY
                              SUMMARY & PROCEDURES

-    Introduction

This statement sets forth the proxy voting policy of Rainier Investment Management, Inc. ("RIM") and is intended to be in compliance with 17 CFR 270.30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

RIM clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, RIM is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires RIM, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, RIM will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

RIM is the Adviser of the Rainier Investment Management Mutual Funds ("Funds"). RIM acts as a fiduciary of the Funds and shall vote the proxies of the Funds' portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

RIM shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. RIM does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, RIM's guidelines are intended to cover the most significant and frequent proxy issues that arise. RIM shall revise its guidelines as events warrant.

-    Procedures

PROCEDURES USED TO ADDRESS ANY POTENTIAL CONFLICTS OF INTEREST.

RIM votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (ISS). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that RIM votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to RIM Proxy Policy Committee procedures, RIM may also override ISS vote recommendations on a case-by case basis on:

          - Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines

          -    Issues that ISS itself considers on a case-by-case basis

THE EXTENT TO WHICH RIM DELEGATES PROXY VOTING AUTHORITY TO OR RELIES ON RECOMMENDATIONS OF A THIRD PARTY.

As noted above, RIM relies on the recommendations of ISS. We retain ultimate responsibility for the votes, and we have the ability to override ISS vote recommendations. We will only do so, however, if we believe that a different vote is in the best interests of our clients and mutual fund shareholders.

To the extent RIM desires to override ISS's vote recommendations for the reasons noted above, RIM (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between RIM's interest and that of the relevant clients. If RIM determines that a proxy proposal raises a material conflict between RIM's interests and a client's interest, RIM will resolve such a conflict in the manner described below, in its discretion:

     (i) RIM may follow the recommendation of another nationally recognized third-party proxy advisory service, and document RIM's reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

     (ii) RIM may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

     (iii) RIM may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if RIM receives a timely response from the client (and RIM may abstain from voting in the absence of a timely client response);

     (iv) RIM may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

     (v) RIM may abstain from voting on the proposal, if (a) RIM determines that an abstention is in the best interest of the affected clients as a whole,
     (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) RIM concludes that the value of the affected clients' economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) RIM has not received a timely response from the client; or

     (vi) RIM may implement any other procedure that results in a decision that is demonstrably based on the client's best interest and not the product of the conflict.

THE EXTENT TO WHICH RIM WILL SUPPORT OR GIVE WEIGHT TO THE VIEWS OF MANAGEMENT OF A PORTFOLIO COMPANY.

We base our voting decisions on our policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of our clients and mutual fund shareholders. We vote in favor of management positions only when they coincide with the best interests of our clients and mutual fund shareholders.

POLICIES AND PROCEDURES RELATING TO MATTERS SUBSTANTIALLY AFFECTING THE RIGHTS OF THE HOLDERS OF THE SECURITY BEING VOTED.

Our policy guidelines include a section devoted specifically to shareholder rights. We generally support shareholder voting rights and oppose efforts to restrict them.

DISCLOSURE TO CLIENTS.

RIM will disclose to its clients how they may obtain information from RIM about how RIM voted with respect to their securities. RIM will provide to its clients a description or a copy of these proxy voting policies and procedures.

BOOKS AND RECORDS MAINTAINED BY RIM.

In connection with voting proxies and these Proxy Voting Policies and Procedures, RIM maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

     -    RIM's policies and procedures relating to voting proxies;

     - A copy of each proxy statement that RIM receives regarding clients' securities, provided that RIM may rely on (a) a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

     - A record of each vote cast by RIM on behalf of clients, provided that RIM may rely on a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, records of votes cast;

     - Copies of any documents created by RIM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

     - A record of each written client request for proxy voting information and a copy of any written response by RIM to any written or oral client request for information on how RIM voted proxies on behalf of the requesting client.

Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in RIM's main business office.


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

-    ISS 2007 US Proxy Voting Guidelines

-    Summary

                                                                      (ISS LOGO)

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Copyright (C) 2006 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or
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Requests for permission to make copies of any part of this work should be sent to:
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ISS is a trademark used herein under license.

                    ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2007
                            UPDATED DECEMBER 15, 2006

- THE FOLLOWING IS A CONDENSED VERSION OF THE PROXY VOTING RECOMMENDATIONS CONTAINED IN THE ISS PROXY VOTING MANUAL.

               1.   Operational Items
                    Adjourn Meeting
                        Amend Quorum Requirements
                        Amend Minor Bylaws
                        Auditor Indemnification and Limitation of Liability Auditor Ratification
                        Change Company Name
                        Change Date, Time, or Location of Annual Meeting Transact Other Business
               2.   Board of Directors:
                        Voting on Director Nominees in Uncontested Elections 2007 Classification of Directors
                        Age Limits
                        Board Size
                        Classification/Declassification of the Board
                        Cumulative Voting
                        Director and Officer Indemnification and Liability
                            Protection
                        Establish/Amend Nominee Qualifications
                        Filling Vacancies/Removal of Directors
                        Independent Chair (Separate Chair/CEO)
                        Majority of Independent Directors/Establishment of
                            Committees
                        Majority Vote Shareholder Proposals
                        Office of the Board
                        Open Access
                        Performance Test for Directors
                        Stock Ownership Requirements
                        Term Limits
               3.   Proxy Contests
                        Voting for Director Nominees in Contested Elections Reimbursing Proxy Solicitation Expenses
                        Confidential Voting
               4.   Antitakeover Defenses and Voting Related Issues
                        Advance Notice Requirements for Shareholder
                            Proposals/Nominations
                        Amend Bylaws without Shareholder Consent
                        Poison Pills
                        Shareholder Ability to Act by Written Consent Shareholder Ability to Call Special Meetings Supermajority Vote Requirements
               5.   Mergers and Corporate Restructurings
                    Overall Approach
                        Appraisal Rights
                        Asset Purchases
                        Asset Sales
                        Bundled Proposals
                        Conversion of Securities
                        Corporate Reorganization/Debt Restructuring/Prepackaged
                        Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans Formation of Holding Company
                        Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
                        Joint Ventures
                        Liquidations
                        Mergers and Acquisitions/ Issuance of Shares to
                            Facilitate Merger or Acquisition


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

                        Private Placements/Warrants/Convertible Debentures
                        Spinoffs
                        Value Maximization Proposals
               6.   State of Incorporation
                        Control Share Acquisition Provisions
                        Control Share Cash-out Provisions
                        Disgorgement Provisions
                        Fair Price Provisions
                        Freeze-out Provisions
                        Greenmail
                        Reincorporation Proposals
                        Stakeholder Provisions
                        State Antitakeover Statutes
               7.   Capital Structure
                        Adjustments to Par Value of Common Stock
                        Common Stock Authorization
                        Dual-Class Stock
                        Issue Stock for Use with Rights Plan
                        Preemptive Rights
                        Preferred Stock
                        Recapitalization
                        Reverse Stock Splits
                        Share Repurchase Programs
                        Stock Distributions: Splits and Dividends
                        Tracking Stock
               8.   Executive and Director Compensation
                    Equity Compensation Plans
                        Cost of Equity Plans
                        Repricing Provisions
                        Pay-for Performance Disconnect
                        Three-Year Burn Rate/Burn Rate Commitment
                        Poor Pay Practices
                    Specific Treatment of Certain Award Types in Equity Plan
                        Evaluations:
                        Dividend Equivalent Rights
                        Liberal Share Recycling Provisions
                    Other Compensation Proposals and Policies
                        401(k) Employee Benefit Plans
                        Director Compensation
                        Director Retirement Plans
                        Employee Stock Ownership Plans (ESOPs)
                        Employee Stock Purchase Plans-- Qualified Plans Employee Stock Purchase Plans-- Non-Qualified Plans Incentive Bonus Plans and Tax Deductibility Proposals
                            (OBRA-Related Compensation Proposals)
                        Options Backdating
                        Option Exchange Programs/Repricing Options
                        Stock Plans in Lieu of Cash
                        Transfer Programs of Stock Options
                    Shareholder Proposals on Compensation
                        Advisory Vote on Executive Compensation (Say-on-Pay) Compensation Consultants- Disclosure of Board or
                            Company's Utilization
                        Disclosure/Setting Levels or Types of Compensation for
                            Executives and Directors
                        Option Repricing
                        Pay for Superior Performance
                        Pension Plan Income Accounting
                        Performance-Based Awards
                        Severance Agreements for Executives/Golden Parachutes Supplemental Executive Retirement Plans (SERPs)
               9.   Corporate Responsibility
                    Consumer Issues and Public Safety


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

                        Animal Rights
                        Drug Pricing
                        Drug Reimportation
                        Genetically Modified Foods
                        Handguns
                        HIV/AIDS
                        Predatory Lending
                        Tobacco
                        Toxic Chemicals
                    Environment and Energy
                        Arctic National Wildlife Refuge
                        CERES Principles
                        Climate Change
                        Concentrated Area Feeding Operations (CAFOs)
                        Environmental-Economic Risk Report
                        Environmental Reports
                        Global Warming
                        Kyoto Protocol Compliance
                        Land Use
                        Nuclear Safety
                        Operations in Protected Areas
                        Recycling
                        Renewable Energy
                        Sustainability Report
                    General Corporate Issues
                        Charitable/Political Contributions
                        Disclosure of Lobbying Expenditures/Initiatives
                        Link Executive Compensation to Social Performance Outsourcing/Offshoring
                    Labor Standards and Human Rights
                        China Principles
                        Country-specific Human Rights Reports
                        International Codes of Conduct/Vendor Standards MacBride Principles
                    Military Business
                        Foreign Military Sales/Offsets
                        Landmines and Cluster Bombs
                        Nuclear Weapons
                        Operations in Nations Sponsoring Terrorism (e.g., Iran) Spaced-Based Weaponization
                    Workplace Diversity
                        Board Diversity
                        Equal Employment Opportunity (EEO)
                        Glass Ceiling
                        Sexual Orientation
               10.  Mutual Fund Proxies
                        Election of Directors
                        Converting Closed-end Fund to Open-end Fund
                        Proxy Contests
                        Investment Advisory Agreements
                        Approving New Classes or Series of Shares
                        Preferred Stock Proposals
                        1940 Act Policies
                        Changing a Fundamental Restriction to a Nonfundamental
                            Restriction
                        Change Fundamental Investment Objective to
                            Nonfundamental
                        Name Change Proposals
                        Change in Fund's Subclassification
                        Disposition of Assets/Termination/Liquidation
                        Changes to the Charter Document
                        Changing the Domicile of a Fund


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

                        Authorizing  the  Board to Hire and Terminate
                            Subadvisors Without Shareholder Approval
                        Distribution Agreements
                        Master-Feeder Structure
                        Mergers
                    Shareholder Proposals for Mutual Funds
                        Establish Director Ownership Requirement
                        Reimburse Shareholder for Expenses Incurred
                        Terminate the Investment Advisor

1. OPERATIONAL ITEMS

-    Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

-    Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

-    Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

-    Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

     - The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

     -    Motivation and rationale for establishing the agreements;

     -    Quality of disclosure; and

     -    Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

     -    Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent,

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     -    The tenure of the audit firm;

     -    The length of rotation specified in the proposal;

     -    Any significant audit-related issues at the company;

     -    The number of Audit Committee meetings held each year;

     -    The number of financial experts serving on the committee; and

     - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

     -    Change Company Name

Vote FOR proposals to change the corporate name.

-    Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

-    Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS:

-    Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     -    Composition of the board and key board committees;

     -    Attendance at board and committee meetings;

     -    Corporate governance provisions and takeover activity;

     -    Disclosures under Section 404 of Sarbanes-Oxley Act;

     -    Long-term company performance relative to a market and peer index;

     -    Extent of the director's investment in the company;

     -    Existence of related party transactions;

     -    Whether the chairman is also serving as CEO;

     -    Whether a retired CEO sits on the board;


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     -    Number of outside boards at which a director serves;

     - Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     - The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     -    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:


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     -    The non -- audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

     - A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has backdated options (see "Options Backdating" policy);

     - The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

     -    2007 Classification of Directors

INSIDE DIRECTOR (I)

     -    Employee of the company or one of its affiliates(1);

     - Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     -    Listed as a Section 16 officer(2);

     -    Current interim CEO;

     - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     -    Board attestation that an outside director is not independent;

     -    Former CEO of the company;

     -    Former CEO of an acquired company within the past five years;

     - Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)

     - Former executive(2) of the company, an affiliate or an acquired firm within the past five years;


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     -    Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     - Executive, former executive, general or limited partner of a joint venture or partnership with the company;

     - Relative(4) of a current Section 16 officer of company or its affiliates;

     - Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

     - Relative(4) of former Section 16 officer, of company or its affiliate within the last five years;

     - Currently provides (or a relative(4) provides) professional services(5) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

     - Employed by (or a relative(4) is employed by) a significant customer or supplier(6);

     - Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (6)

     - Any material financial tie or other related party transactional relationship to the company;

     - Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     - Has (or a relative(4) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (7)

     -    Founder (8) of the company but not currently an employee;

     - Is (or a relative(4) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments6 from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

     -    No material9 connection to the company other than a board seat.

FOOTNOTES:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

4 "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

5 Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit


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     services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

6 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

7 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

8 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

9 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

-    Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

-    Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

-    Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

-    Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:

     - Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

     -    Annually elected board;

     -    Two-thirds of the board composed of independent directors;

     -    Nominating committee composed solely of independent directors;

     - Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     - Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     -    Absence of superior voting rights for one or more classes of stock;

     - Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;


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     -    The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and

     - No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

----------

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

-    Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     -    If only the director's legal expenses would be covered.

-    Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

-    Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

-    Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:


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     -    Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;

     - The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;

     -    The company does not have any problematic governance issues.

----------
* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

-    Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

-    Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

-    Office of the Board


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Generally vote FOR shareholders proposals requesting that the board establish an
Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     - Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     - Effectively disclosed information with respect to this structure to its shareholders;

     - Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

     - The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

-    Open Access

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

-    Performance Test for Directors

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the new framework:


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
METRICS                BASIS OF EVALUATION   WEIGHTING   2ND WEIGHTING
-------                -------------------   ---------   -------------
Operational                                                    50%
Performance
5-year Average         Management              33.3%
pre-tax operating      efficiency in
ROIC                   deploying assets
5-year Sales Growth    Top-Line                33.3%
5-year EBITDA Growth   Core-earnings           33.3%
Sub Total                                       100%
Stock Performance                                              50%
5-year TSR             Market
Total                                                         100%

Adopt a two-phased approach. In 2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

-    Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

-    Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS

-    Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;


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     -    Likelihood that the proposed goals and objectives can be achieved
          (both slates);

     -    Stock ownership positions.

-    Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

-    Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

-    Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

-    Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

-    Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

-    Shareholders have approved the adoption of the plan; or

- The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;


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     -    No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

-    Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

-    Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

-    Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.


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     -    Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

-   Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

-    Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price;

     -    Fairness opinion;

     -    Financial and strategic benefits;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives for the business;

     -    Non-completion risk.

-    Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

     -    Impact on the balance sheet/working capital;

     -    Potential elimination of diseconomies;

     -    Anticipated financial and operating benefits;

     -    Anticipated use of funds;

     -    Value received for the asset;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest.

-    Bundled Proposals

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

-    Conversion of Securities


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Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

- Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

-    Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     -    The reasons for the change;

     -    Any financial or tax benefits;

     -    Regulatory benefits;

     -    Increases in capital structure;

     -    Changes to the articles of incorporation or bylaws of the company.

     Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.

-    Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

     -    Offer price/premium;

     -    Fairness opinion;

     -    How the deal was negotiated;


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

     -    Conflicts of interest;

     -    Other alternatives/offers considered; and

     -    Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     -    Cash-out value;

     - Whether the interests of continuing and cashed-out shareholders are balanced; and

     -    The market reaction to public announcement of transaction.

-    Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     -    Percentage of assets/business contributed;

     -    Percentage ownership;

     -    Financial and strategic benefits;

     -    Governance structure;

     -    Conflicts of interest;

     -    Other alternatives;

     -    Noncompletion risk.

-    Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

     -    Management's efforts to pursue other alternatives;

     -    Appraisal value of assets; and

     -    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

-    Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
     Acquisition

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

-    Private Placements/Warrants/Convertible Debentures


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

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

-    Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

     -    Tax and regulatory advantages;

     -    Planned use of the sale proceeds;

     -    Valuation of spinoff;

     -    Fairness opinion;

     -    Benefits to the parent company;

     -    Conflicts of interest;

     -    Managerial incentives;

     -    Corporate governance changes;

     -    Changes in the capital structure.

-    Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     -    Prolonged poor performance with no turnaround in sight;

     -    Signs of entrenched board and management;

     -    Strategic plan in place for improving value;

     -    Likelihood of receiving reasonable value in a sale or dissolution; and

     - Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION


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

-   Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

-    Control Share Cash-out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

-    Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

-    Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

-    Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

-    Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

-    Reincorporation Proposals


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

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

     -    The reasons for reincorporating;

     -    A comparison of the governance provisions;

     -    Comparative economic benefits; and

     -    A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

-    Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

-    State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

-    Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

-    Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     -    Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     -    Absence of non-shareholder approved poison pill;

     -    Reasonable equity compensation burn rate;

     -    No non-shareholder approved pay plans; and

     -    Absence of egregious equity compensation practices.


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

-   Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

-    Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

-    Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

-    Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

-    Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     -    More simplified capital structure;

     -    Enhanced liquidity;

     -    Fairness of conversion terms;

     -    Impact on voting power and dividends;

     -    Reasons for the reclassification;

     -    Conflicts of interest; and

     -    Other alternatives considered.


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

-   Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

-    Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

-    Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

-    Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     -    Adverse governance changes;

     -    Excessive increases in authorized capital stock;

     -    Unfair method of distribution;

     -    Diminution of voting rights;

     -    Adverse conversion features;

     -    Negative impact on stock option plans; and

     -    Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.


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

Each of these factors is further described below:

-    Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

-    Repricing Provisions

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

-    Pay-for Performance Disconnect

Generally vote AGAINST plans in which:

     - there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     -    the main source of the pay increase (over half) is equity-based, and

     -    the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     - The compensation committee has reviewed all components of the CEO's compensation, including the following:


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

          -    Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

     - A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $_____;

          -    Payment if "not for cause" termination occurs within 12 months:
               $_____;

          - Payment if "change of control" termination occurs within 12 months: $_____.

     - The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     - The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options1 or performance-accelerated grants.(2) Instead,

----------
1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

     performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     - The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

-    Three-Year Burn Rate/Burn Rate Commitment


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

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

                              2007 BURN RATE TABLE

                                                           RUSSELL 3000           NON-RUSSELL 3000
                                                 -------------------------   -------------------------
                                                         STANDARD   MEAN +           STANDARD   MEAN +
      GICS                 DESCRIPTION           MEAN   DEVIATION   STDEV    MEAN   DEVIATION   STDEV
      ----                 -----------           ----   ---------   ------   ----   ---------   ------
      1010         Energy                        1.37%    0.92%     2.29%    1.76%    2.01%      3.77%
      1510         Materials                     1.23%    0.62%     1.85%    2.21%    2.15%      4.36%
      2010         Capital Goods                 1.60%    0.98%     2.57%    2.34%    1.98%      4.32%
      2020         Commercial Services &
                   Supplies                      2.39%    1.42%     3.81%    2.25%    1.93%      4.18%
      2030         Transportation                1.30%    1.01%     2.31%    1.92%    1.95%      3.86%
      2510         Automobiles & Components      1.93%    0.98%     2.90%    2.37%    2.32%      4.69%
      2520         Consumer Durables & Apparel   1.97%    1.12%     3.09%    2.02%    1.68%      3.70%
      2530         Hotels Restaurants &
                   Leisure                       2.22%    1.19%     3.41%    2.29%    1.88%      4.17%
      2540         Media                         1.78%    0.92%     2.70%    3.26%    2.36%      5.62%
      2550         Retailing                     1.95%    1.10%     3.05%    2.92%    2.21%      5.14%
3010, 3020, 3030   Food & Staples Retailing      1.66%    1.25%     2.91%    1.90%    2.00%      3.90%
      3510         Health Care Equipment &
                   Services                      2.87%    1.32%     4.19%    3.51%    2.31%      5.81%
      3520         Pharmaceuticals &
                   Biotechnology                 3.12%    1.38%     4.50%    3.96%    2.89%      6.85%
      4010         Banks                         1.31%    0.89%     2.20%    1.15%    1.10%      2.25%
      4020         Diversified Financials        2.13%    1.64%     3.76%    4.84%    5.03%      9.87%
      4030         Insurance                     1.34%    0.88%     2.22%    1.60%    1.96%      3.56%
      4040         Real Estate                   1.21%    1.02%     2.23%    1.21%    1.02%      2.23%
      4510         Software & Services           3.77%    2.05%     5.82%    5.33%    3.13%      8.46%
      4520         Technology Hardware &
                   Equipment                     3.05%    1.65%     4.70%    3.58%    2.34%      5.92%
      4530         Semiconductors &
                   Semiconductor Equip.          3.76%    1.64%     5.40%    4.48%    2.46%      6.94%
      5010         Telecommunication Services    1.71%    0.99%     2.70%    2.98%    2.94%      5.92%
      5510         Utilities                     0.84%    0.51%     1.35%    0.84%    0.51%      1.35%

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

                             ANNUAL STOCK PRICE
CHARACTERISTICS                  VOLATILITY                 PREMIUM
---------------              ------------------   --------------------------
High annual volatility       53% and higher       1 full-value award will
                                                  count as 1.5 option shares
Moderate annual volatility   25% -- 52%           1 full-value award will
                                                  count as 2.0 option shares
Low annual volatility        Less than 25%        1 full-value award will
                                                  count as 4.0 option shares


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

-    Poor Pay Practices

VOTE AGAINST EQUITY PLANS IF THE PLAN IS A VEHICLE FOR POOR COMPENSATION PRACTICES.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

- Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

- Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

- Huge bonus payouts without justifiable performance linkage or proper disclosure;

- Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

- Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

- New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

- Excessive severance provisions (e.g., including excessive change in control payments);

- Change in control payouts without loss of job or substantial diminution of job duties;

-    Internal pay disparity;

-    Options backdating (covered in a separate policy); and

-    Other excessive compensation payouts or poor pay practices at the company.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

-    Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

-    Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Other Compensation Proposals and Policies

-    401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

-    Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

-    Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

-    Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

-    Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or


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     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

-    Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

-    Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related

-    Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

-    Options Backdating

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     - Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     -    Length of time of options backdating;

     -    Size of restatement due to options backdating;

     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;


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     -    Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

-    Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

-    Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

-    Transfer Programs of Stock Options

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.


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Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

Shareholder Proposals on Compensation

-    Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

-    Compensation Consultants- Disclosure of Board or Company's Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

-    Disclosure/Setting Levels or Types of Compensation for Executives and
     Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

-    Option Repricing

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

-    Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

     - the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

     - the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used


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          should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

     - the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:

     - What aspects of the company's annual and long -term equity incentive programs are performance driven?

     - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     - Can shareholders assess the correlation between pay and performance based on the current disclosure?

     - What type of industry and stage of business cycle does the company belong to?

-    Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

-    Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

- First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

- Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

-    Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;


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     -    Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

-    Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

9. CORPORATE RESPONSIBILITY

Consumer Issues and Public Safety

-    Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no serious controversies surrounding the company's treatment of animals.

-    Drug Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

-    Drug Reimportation

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.


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Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

-    Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

-    Handguns

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

-    HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     - The company's existing healthcare policies, including benefits and healthcare access for local workers;

     -    Company donations to healthcare providers operating in the region.


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Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

-    Predatory Lending

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     - Whether the company has adequately disclosed the financial risks of its subprime business;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.

-    Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     - Whether the company complies with all local ordinances and regulations;

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     - Whether the company has gone as far as peers in restricting advertising;

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     - Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected;

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected;

     -    The feasibility of a spin-off;

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:


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Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

-    Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy

-    Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

-    CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     - Environmentally conscious practices of peer companies, including endorsement of CERES;

     -    Costs of membership and implementation.

-    Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:


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     -    The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

     - The company's level of disclosure is comparable to or better than information provided by industry peers; and

     - There are no significant fines, penalties, or litigation associated with the company's environmental performance.

     -    Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

-    Environmental-Economic Risk Report

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors;

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     -    The costs associated with implementing improved standards;

     - The potential costs associated with remediation resulting from poor environmental performance; and

     - The current level of disclosure on environmental policies and initiatives.

-    Environmental Reports

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

-    Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

-    Kyoto Protocol Compliance

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

-    Land Use


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Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

-    Nuclear Safety

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     - The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     - The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     - The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

-    Operations in Protected Areas

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

-    Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected;

     -    The extent that peer companies are recycling;

     -    The timetable prescribed by the proposal;

     -    The costs and methods of implementation;

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

-    Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

-    Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or


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     -    The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues

-    Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     -    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

-    Disclosure of Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

-    Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay;

     - The degree that social performance is already included in the company's pay structure and disclosed;

     - The degree that social performance is used by peer companies in setting pay;

     - Violations or complaints filed against the company relating to the particular social performance measure;

     - Artificial limits sought by the proposal, such as freezing or capping executive pay


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     -    Independence of the compensation committee;

     -    Current company pay levels.

-    Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets;

     -    The utility of such a report to shareholders;

     - The existence of a publicly available code of corporate conduct that applies to international operations.

Labor Standards and Human Rights

-    China Principles

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

-    Country-specific Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country;

     -    The company's workplace code of conduct;

     -    Proprietary and confidential information involved;

     -    Company compliance with U.S. regulations on investing in the country;

     -    Level of peer company involvement in the country.

-    International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

     -    Agreements with foreign suppliers to meet certain workplace standards;

     -    Whether company and vendor facilities are monitored and how;

     -    Company participation in fair labor organizations;

     -    Type of business;


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     -    Proportion of business conducted overseas;

     -    Countries of operation with known human rights abuses;

     - Whether the company has been recently involved in significant labor and human rights controversies or violations;

     -    Peer company standards and practices;

     -    Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards compliance.

-    MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     - Company compliance with or violations of the Fair Employment Act of 1989;

     - Company antidiscrimination policies that already exceed the legal requirements;

     -    The cost and feasibility of adopting all nine principles;

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     -    The potential for charges of reverse discrimination;

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     -    The level of the company's investment in Northern Ireland;

     -    The number of company employees in Northern Ireland;

     -    The degree that industry peers have adopted the MacBride Principles;

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Military Business

-    Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

-    Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components;


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     -    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs;

     - Whether the company currently or in the past has manufactured cluster bombs or their components;

     -    The percentage of revenue derived from cluster bomb manufacture;

     -    Whether the company's peers have renounced future production.

-    Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

-    Operations in Nations Sponsoring Terrorism (e.g., Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

     - The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

     -    Compliance with U.S. sanctions and laws.

     -    Spaced-Based Weaponization

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available; or

     -    The disclosures sought could compromise proprietary information.

Workplace Diversity

-    Board Diversity

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity;

     -    Comparison with peer companies;


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     -    Established process for improving board diversity;

     -    Existence of independent nominating committee;

     -    Use of outside search firm;

     -    History of EEO violations.

-    Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

-    Glass Ceiling

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     - The company has had no recent, significant EEO-related violations or litigation.

-    Sexual Orientation

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

-    Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

-    Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:


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     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

-    Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     -    Past performance relative to its peers;

     -    Market in which fund invests;

     -    Measures taken by the board to address the issues;

     - Past shareholder activism, board activity, and votes on related proposals;

     -    Strategy of the incumbents versus the dissidents;

     -    Independence of directors;

     -    Experience and skills of director candidates;

     -    Governance profile of the company;

     -    Evidence of management entrenchment.

-    Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     -    Proposed and current fee schedules;

     -    Fund category/investment objective;

     -    Performance benchmarks;

     -    Share price performance as compared with peers;

     -    Resulting fees relative to peers;

     -    Assignments (where the advisor undergoes a change of control).

-    Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

     -    Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     -    Stated specific financing purpose;


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     -    Possible dilution for common shares;

     -    Whether the shares can be used for antitakeover purposes.

-    1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     -    Potential competitiveness;

     -    Regulatory developments;

     -    Current and potential returns; and

     -    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

-    Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     -    The fund's target investments;

     -    The reasons given by the fund for the change; and

     -    The projected impact of the change on the portfolio.

-    Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

-    Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     -    Political/economic changes in the target market;

     -    Consolidation in the target market; and

     -    Current asset composition.

-    Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     -    Potential competitiveness;

     -    Current and potential returns;

     -    Risk of concentration;

     -    Consolidation in target industry.


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-    Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     -    Strategies employed to salvage the company;

     -    The fund's past performance;

     -    The terms of the liquidation.

-    Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     -    The degree of change implied by the proposal;

     -    The efficiencies that could result;

     -    The state of incorporation;

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     - Removal of shareholder approval requirement for amendments to the new declaration of trust;

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     - Removal of shareholder approval requirement to change the domicile of the fund.

-    Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     -    Regulations of both states;

     -    Required fundamental policies of both states;

     -    The increased flexibility available.

- Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

-    Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:


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     -    Fees charged to comparably sized funds with similar objectives;

     -    The proposed distributor's reputation and past performance;

     -    The competitiveness of the fund in the industry;

     -    The terms of the agreement.

-    Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

-    Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     -    Resulting fee structure;

     -    Performance of both funds;

     -    Continuity of management personnel;

     - Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

-    Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

-    Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

-    Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's Net Asset Value (NAV);

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.


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T. ROWE PRICE ASSOCIATES, INC
T. ROWE PRICE INTERNATIONAL, INC
T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

INVESTMENT SERVICES GROUP. The Investment Services Group ("INVESTMENT SERVICES GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

PROXY ADMINISTRATOR. The Investment Services Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.


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HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

          IN ORDER TO FACILITATE THE PROXY VOTING PROCESS, T. ROWE PRICE HAS RETAINED INSTITUTIONAL SHAREHOLDER SERVICES ("ISS") AS AN EXPERT IN THE PROXY VOTING AND CORPORATE GOVERNANCE AREA. ISS SPECIALIZES IN PROVIDING A VARIETY OF FIDUCIARY-LEVEL PROXY ADVISORY AND VOTING SERVICES. THESE SERVICES INCLUDE IN-DEPTH RESEARCH, ANALYSIS, AND VOTING RECOMMENDATIONS AS WELL AS VOTE EXECUTION, REPORTING, AUDITING AND CONSULTING ASSISTANCE FOR THE HANDLING OF PROXY VOTING RESPONSIBILITY AND CORPORATE GOVERNANCE-RELATED EFFORTS. WHILE THE PROXY COMMITTEE RELIES UPON ISS RESEARCH IN ESTABLISHING T. ROWE PRICE'S PROXY VOTING GUIDELINES, AND MANY OF OUR GUIDELINES ARE CONSISTENT WITH ISS POSITIONS,
T. ROWE PRICE OCCASIONALLY DEVIATES FROM ISS RECOMMENDATIONS ON GENERAL POLICY ISSUES OR SPECIFIC PROXY PROPOSALS.

Meeting Notification

          T. ROWE PRICE UTILIZES ISS' VOTING AGENT SERVICES TO NOTIFY US OF UPCOMING SHAREHOLDER MEETINGS FOR PORTFOLIO COMPANIES HELD IN CLIENT ACCOUNTS AND TO TRANSMIT VOTES TO THE VARIOUS CUSTODIAN BANKS OF OUR CLIENTS. ISS TRACKS AND RECONCILES T. ROWE PRICE HOLDINGS AGAINST INCOMING PROXY BALLOTS. IF BALLOTS DO NOT ARRIVE ON TIME, ISS PROCURES THEM FROM THE APPROPRIATE CUSTODIAN OR PROXY DISTRIBUTION AGENT. MEETING AND RECORD DATE INFORMATION IS UPDATED DAILY, AND TRANSMITTED TO T. ROWE PRICE THROUGH GOVERNANCE ANALYTICS, AN ISS WEB-BASED APPLICATION. ISS IS ALSO RESPONSIBLE FOR MAINTAINING COPIES OF ALL PROXY STATEMENTS RECEIVED BY ISSUERS AND TO PROMPTLY PROVIDE SUCH MATERIALS TO T. ROWE PRICE UPON REQUEST. Vote Determination

ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Anti-takeover and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on


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shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members as well the CEO or even the entire board.

Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

          Social and Corporate Responsibility Issues - Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social, environmental and corporate responsibility issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

Corporate environmental practices;
Employment practices and employment opportunity;
Military, nuclear power and related energy issues;
Tobacco, alcohol, infant formula and safety in advertising practices; Economic conversion and diversification;
International labor practices and operating policies;
Genetically-modified foods; and
Animal rights.

T. Rowe Price may support the following well-targeted shareholder proposals that call for enhanced disclosure and/or policy changes by companies where relevant to their business:

Political contributions/activities;
     Climate change and global warning; and
          Board diversity and sexual orientation employment policies.

Global Portfolio Companies - ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Votes Against Company Management - Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's


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policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

          Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

          Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the potential loss of liquidity in the blocked shares.

          Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Vote Execution and Monitoring of Voting Process

          Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's Governance Analytics system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.


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Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc.
common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Agreement and Declaration of Trust dated September 29, 1988 -- previously filed as exhibit (1)(a) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(2) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Convertible Securities Trust" to the "U.S. Government Bond Trust" dated May 1, 1989 -- previously filed as exhibit (1)(b) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(3) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Conservative, Moderate and Aggressive Asset Allocation Trusts dated May 1, 1989 -- previously filed as exhibit
           (1)(c) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(4) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth & Income Trust dated February 1, 1991 -- previously filed as exhibit (1)(d) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(5) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Bond Trust" to the "Investment Quality Bond Trust" dated April 16, 1991 -- previously filed as exhibit (1)(e) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(6) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S. Government Securities Trust" dated June 14, 1991 -- previously filed as exhibit (1)(f) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(7) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Pasadena Growth, Growth and Strategic Income Trusts dated August 7, 1992 -- previously filed as exhibit (1)(g) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(8) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Strategic Income Trust" to the "Strategic Bond Trust" and the Series of Shares known as the "Growth Trust" to the "Value Equity Trust" dated April 4, 1993 -- previously filed as exhibit (1)(h) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(9) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Growth and Income Trust dated December 28, 1994 -- previously filed as exhibit (1)(i) to post-effective amendment no. 31 filed on April 25, 1996.

(a)(10) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small/Mid Cap Trust, dated February 1, 1996 -- previously filed as exhibit (1)(j) to post-effective amendment no. 34 filed on October 4, 1996.

(a)(11) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Small Cap Trust dated February 1, 1996 -- previously filed as exhibit (1)(k) to post-effective amendment no. 34 filed on October 4, 1996.

(a)(12) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth Trust dated July 9, 1996 -- previously filed as exhibit (1)(l) to post-effective amendment no. 34 filed on October 4, 1996.

(a)(13) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest - Value, High Yield, International Stock, Science & Technology, Balanced, Worldwide Growth, Emerging Growth, Pilgrim Baxter Growth, Pacific Rim Emerging Markets, Real Estate Securities, Capital Growth Bond, Equity Index, Common Stock, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820, Lifestyle Aggressive 1000 Trusts; Redesignation of the Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" dated October 1, 1996; and Form of Redesignation of the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" -- previously filed as exhibit (1)(m) to post-effective amendment no. 35 filed on December 19, 1996.

(a)(14) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small Company Value Trust dated September 30, 1997 -- previously filed as exhibit (1)(m) to post-effective amendment no. 39 filed on March 2, 1998.

(a)(15) Amendment to the Agreement and Declaration of Trust (name change of Trust) dated October 1, 1997 -- previously filed as exhibit (1)(n) to post-effective amendment no. 39 filed on March 2, 1998.

(a)(16) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Small Company Blend, U.S. Large Cap Value, Total Return, International Value and Mid Cap Stock Trusts-- previously filed as exhibit (a)(15) to post effective amendment no. 41 filed on March 1, 1999.

(a)(17) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Dynamic Growth, Internet Technologies, Tactical Allocation, 500 Index, Mid Cap Index, Small Cap Index, Total Stock Market Index and International Index Trusts -- previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

(a)(18) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the Capital Appreciation Trust - previously filed as exhibit (a)(18) to post effective amendment no. 43 filed on August 17, 2000.

(a)(19) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added April 30, 2001 - previously filed as exhibit (a) (19) to post effective amendment no. 45 filed on February 9, 2001.

(a)(20) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for the new portfolios to be added July 16, 2001 - previously filed as exhibit (a) (20) to post effective amendment no. 47 filed on May 1, 2001.

(a)(21) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust - previously filed as exhibit (a)(21) to post effective amendment no. 58 filed on May 9, 2003.

(a)(22) Form of Establishment and Designation of Additional Class of Shares - Previously filed as exhibit (a)(22) to post effective amendment no. 56 filed on February 14, 2003.

(a)(23) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for each new portfolio of the Trust to be added May 1, 2003 - Previously filed as exhibit (a)(23) to post effective amendment no. 57 filed on April 22, 2003.

(a)(24) Form of Redesignation of Name for Certain Portfolios - Previously filed as exhibit (a)(24) to post effective amendment no. 57 filed on April 22, 2003.

(a)(25) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest (Great Companies - America) - Previously filed as exhibit (a)(25) to post effective amendment no. 59 filed on May 13, 2003.

(a)(26) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest (additional Lifestyle Trusts and additional new portfolios for May 1, 2004) - Previously filed as exhibit (a)(26) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(a)(27) Form of Redesignation of Name for Lifestyle Trusts - Previously filed as exhibit (a)(27) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(a)(28)    Form of Establishment and Designation of Additional Series of Shares
           - Previously filed as exhibit (a)(28) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(a)(29) Form of Establishment and Designation of Additional Class of Shares - NAV shares - Previously filed as exhibit (a)(29) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(a)(30) Form of Establishment and Designation of Additional Class of Shares - Series IIIA shares - Previously filed as exhibit (a)(29) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(a)(31)    Form of Redesignation of Name of Trust - Previously filed as exhibit
           (a)(30) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(a)(32) Form of Establishment and Designation of Additional Series of Shares -- Previously filed as exhibit (a)(31) to post effective amendment no. 63 filed on February 11, 2005, accession number
           0000950135-05-000620.

(a)(33) Form of Establishment and Designation of Additional Series of Shares (American Bond Trust) - Previously filed as exhibit (a)(32) to post effective amendment no. 66 filed on May 5, 2005, accession number 0000950135-05-002554.

(a)(34)    Form of Establishment and Designation of Additional Series of Shares
           - Previously filed as exhibit (a)(33) to post effective amendment no. 66 filed on May 5, 2005, accession number 0000950135-05-002554.

(a)(35)    Form of Establishment and Designation of Additional Series of Shares
           - Previously filed as exhibit (a)(34) to post effective amendment no. 68 filed on November 17, 2005, accession number 0000950135-05-006557.

(a)(36)    Form of Establishment and Designation of Additional Series of Shares
           - Previously filed as exhibit (a)(35) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(a)(37) Form of Redesignation of Names of Portfolios (Lifestyle Trusts, Growth & Income Trust and Growth & Income Trust II) - Previously filed as exhibit (a)(36) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(a)(38) Form of Declaration of Trust Amendment - Designation of Class as a separate series - Previously filed as exhibit (a)(37) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(a)(39) Form of Declaration of Trust Amendment - Reorganization - Previously filed as exhibit (a)(38) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(a)(40) Redesignation of Names of Portfolios (Lifestyle Trusts, Growth & Income Trust, Growth & Income Trust II and International Stock Trust), dated April 28, 2006 - Previously filed as exhibit (a) (40) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(41) Declaration of Trust Amendment - Termination of Series of the Large Cap Growth Trust dated May 2, 2006 - Previously filed as exhibit (a)
           (41) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(42) Establishment and Designation of Additional Series of Shares of Beneficial Interest of the International Small Company Trust, Real Estate Equity Trust, Mid Cap Value Equity Trust, Global Real Estate Trust, Absolute Return Trust and the High Income Trust, dated April 28, 2006 - Previously filed as exhibit (1) (42) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(43) Establishment and Designation of Additional Series of Shares of Beneficial Interest of the Index Allocation Trust, dated January 30, 2006 - Previously filed as exhibit (a) (43) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(44) Form of Establishment and Designation of Additional Series of Shares of Beneficial Interest for portfolios to be added to Trust effective April 30, 2007 - Previously filed as exhibit (a)(44) to post effective amendment no. 73 filed on April 20, 2007, accession number 0000950135-07-002355.

(a)(45) Form of Establishment and Designation of Additional Class of Shares of Beneficial Interest - Previously filed as exhibit (a)(45) to post effective amendment no. 73 filed on April 20, 2007, accession number 0000950135-07-002355.

(a)(46) Declaration of Trust Amendment - Termination of Series III and Series IIIA Shares of the Lifestyle Trusts dated September 29, 2006 - Previously filed as exhibit (a) (45) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(47) Declaration of Trust Amendment - Termination of Mid Cap Core Trust and Strategic Value Trust, dated December 5, 2006 - Previously filed as exhibit (a) (46) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(a)(48) Form of Establishment and Designation of Additional Class of Shares of Beneficial Interest of the American Fundamental Holdings Trust and the American Global Diversification Trust - Previously filed as exhibit (a)(48) to post effective amendment no. 74 filed on July 31, 2007, accession number 0001010521-07-000552.

(b)(1) By-laws of the Trust -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

(b)(2) By-laws of the Trust, dated June 30, 2006 - Previously filed as exhibit (b) (2) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(b)(3) Amendment dated December 13, 2006 to the By-laws of the Trust, dated June 30, 2006 - Previously filed as exhibit (b) (3) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(c) Form of Specimen Share Certificate -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

(d)(1) Amended and Restated Advisory Agreement between the Trust and the Adviser - previously filed as exhibit (d)(1) to post-effective amendment no. 41 filed March 1, 1999.

(d)(1)(A) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser - previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

(d)(1)(B) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the Capital Appreciation Trust - previously filed as exhibit (d)(1)(b) to post effective amendment no. 43 filed on August 17, 2000.

(d)(1)(C) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the new portfolios to be added April 30, 2001 - previously filed as exhibit (d) (1) (C) to post effective amendment no. 45 filed on February 9, 2001.

(d)(1)(D) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the new portfolios to be added July 16, 2001 - previously filed as exhibit (d)(1) (C) to post effective amendment no. 47 filed on May 1, 2001.

(d)(1)(E) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding the portfolios to be added May 1, 2003 - Previously filed as exhibit (d)(1)(D) to post effective amendment no. 57 filed on April 22, 2003.

(d)(1)(F) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding Lifestyle Trusts and other portfolios to be added May 1, 2004. - Previously filed as exhibit
           (d)(1)(E) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(1)(G) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolio. - Previously filed as exhibit (d)(1)(E) to post effective amendment no. 67 filed on July 14, 2005, accession number 0000950135-05-003915.

(d)(1)(H) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolio. - Previously filed as Exhibit (d)(1)(G) to Post-Effective Amendment No. 68 filed on November 17, 2005, accession number 0000950135-05-006557.

(d)(1)(I) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding changes to the calculation of the advisory fee - Previously filed as exhibit (d)(1)(F) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(1)(J) Form of Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser regarding new portfolios. - Previously filed as exhibit (d)(1)(G) to post effective amendment no. 70 filed on April 26, 2006, accession number 0000950135-06-002682.

(d)(1)(K) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated April 28, 2006 regarding the U.S. Government Securities Trust, Strategic Bond Trust, High Yield Trust, International Opportunities Trust, All Cap Growth Trust, Capital Appreciation Trust, Emerging Small Company Trust, International Small Company Trust, Mid Cap Value Equity Trust, Absolute Return Trust, Real Estate Equity Trust, Global Real Estate Trust and High Income Trust. - Previously filed as exhibit (d) (1) (K) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(1)(L) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated October 2, 2006 regarding the Absolute Return Trust. - Previously filed as exhibit (d) (1) (L) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(1)(M) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated December 1, 2006 regarding the Large Cap Value Trust. - Previously filed as exhibit (d) (1) (M) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(1)(N) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated December 19, 2006 regarding the Strategic Opportunities Trust and the Large Cap Trust. - Previously filed as exhibit (d) (1) (N) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(1)(O) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated April 30, 2007 regarding the Small Cap Intrinsic Value Trust, Franklin Templeton Founding Allocation Trust, Income Trust, Mutual Shares Trust, Mid Cap Intersection Trust and the Emerging Markets Value Trust - previsously filed as exhibit (d)(1)(O) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(1)(P) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated June 29, 2007, regarding the Real Return Bond Trust - previsously filed as exhibit (d)(1)(P) to post effective amendment no. 76 on October 12, 2007, accession #
           0000950135-07-006125.

(d)(1)(Q) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated July 1, 2007, regarding the All Cap Growth Trust - previsously filed as exhibit (d)(1)(Q) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(1)(R) Amendment to the Advisory Agreement dated October 29, 2007, regarding the American Fundamental Holdings Trust and the American Global Diversification Trust. - Filed Herewith.

(d)(1)(S) Amendment to the Advisory Agreement dated December 26, 2007, regarding the Floating Rate Income, Global Asset Allocation, Lifecycle 2010, Lifecycle 2015, Lifecycle 2020, Lifecycle 2025, Lifecycle 2030, Lifecycle 2035, Lifecycle 2040, Lifecycle 2045, Lifecycle 2050, Lifecycle Retirement Portfolios. - Filed Herewith.

(d)(2) Form of Subadvisory Agreement between the Adviser and Manufacturers Adviser Corporation dated October 1, 1996 providing for the Money Market Trust -- previously filed as exhibit (5)(b)(xviii) to post-effective amendment no. 34 filed on October 4, 1996.

(d)(3) Form of Subadvisory Agreement between the Adviser and Rowe Price-Fleming International, Inc. adding the International Stock Trust -- previously filed as exhibit (5)(b)(xiv) to post-effective amendment no. 34 filed on October 4, 1996.

(d)(4) Form of Amendment to Subadvisory Agreement between the Adviser and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Equity Index, Capital Growth Bond, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and Lifestyle Aggressive 1000 Trusts -- previously filed as exhibit
           (5)(b)(xx) to post-effective amendment no. 35 filed on December 18, 1996.

(d)(4)(a) Form of Amendment to Subadvisory Agreement between the Adviser and Manufacturers Adviser Corporation regarding the Lifestyle Trusts - previously filed as exhibit (d)(11)(a) to post effective amendment no. 42 filed on March 1, 2000.

(d)(4)(b) Form of Subadvisory Consulting Agreement between Manufacturers Adviser Corporation and State Street Global Advisors regarding the Lifestyle Trusts - previously filed as exhibit (a)(17) to post effective amendment no. 42 filed on March 1, 2000.

(d)(5) Subadvisory Agreement between the Adviser and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts -- previously filed as exhibit (5)(b)(xvi) to post-effective amendment no. 35 filed on December 18, 1996.

(d)(6) Subadvisory Agreement between the Adviser and Morgan Stanley Asset Management, Inc. dated October 1, 1996 providing for the Global Equity Trust -- previously filed as exhibit (5)(b)(xv) to post-effective amendment no. 35 filed on December 18, 1996.

(d)(7) Subadvisory Agreement Between the Adviser and Salomon Brothers Asset Management Inc dated November 28, 1997 -- previously filed as exhibit
           (5)(b)(iii) to post-effective amendment no. 39 filed on March 2, 1998.

(d)(8) Subadvisory Consulting Agreement Between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited dated November 28, 1997 -- previously filed as exhibit (5)(b)(iv) to post-effective amendment no. 39 filed on March 2, 1998.

(d)(9) Subadvisory Agreement between the Adviser and Founders Asset Management LLC dated April 1, 1998 - previously filed as exhibit
           (5)(b)(vi) to post effective amendment no. 40 filed April 30, 1998.

(d)(10) Form of Subadvisory Agreement between the Adviser and T. Rowe Price Associates, Inc. - previously filed as exhibit (d)(8) to post-effective amendment no. 41 filed March 1, 1999.

(d)(11) Form of Subadvisory Agreement between the Adviser and Wellington Management Company LLP - previously filed as exhibit (d)(2) to post effective amendment no. 41 filed March 1, 1999.

(d)(12) Form of Subadvisory Agreement between the Adviser and A I M Capital Management, Inc. - previously filed as exhibit (d)(16) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(13) Form of Subadvisory Agreement between the Adviser and AXA Rosenberg Investment Management LLC - previously filed as exhibit (d)(15) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(14) Form of Subadvisory Agreement between the Adviser and Capital Guardian Trust Company -- previously filed as exhibit (d)(17) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(15) Form of Subadvisory Agreement between the Adviser and Fidelity Management Trust Company -- previously filed as exhibit (d)(14) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(16) Form of Subadvisory Agreement between the Adviser and Franklin Advisers, Inc. -- previously filed as exhibit (d)(18) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(17) Form of Subadvisory Agreement between the Adviser and Pacific Investment Management Company - previously filed as exhibit (d)(19) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(18) Form of Subadvisory Agreement between the Adviser and State Street Global Advisors - previously filed as exhibit (d)(20) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(19) Form of Subadvisory Agreement between the Adviser and Templeton Investment Counsel, Inc. - previously filed as exhibit (d)(21) to post-effective amendment no. 41 filed on March 1, 1999.

(d)(20) Form of Subadvisory Agreement between the Adviser and Jennison Associates LLC - previously filed as exhibit (d)(20) to post-effective amendment no. 43 filed on August 17, 2000.

(d)(21) Form of Subadvisory Agreement between the Adviser and (a) Cohen and Steers, (b) Dreyfus, (c) MFS, (d) Davis Select, (e) INVESCO, (f) Lord Abbett, (g) Putnam, (h) FMR and (i) SSgA Funds Management (2 agreements)- previously filed as exhibit (d)(2) to post-effective amendment no. 46 filed on April 12, 2001.

(d)(22) Form of Subadvisory Agreement between the Adviser and (a) Allegiance Capital, (b) Kayne Anderson, (c) Lazard Asset Management, (d) Navellier Management, (e) Rorer Asset Management, (f) Roxbury Capital Management - -- previously filed as exhibit (d) (22) to post effective amendment no. 47 filed on May 1, 2001.

(d)(23) Form of Subadvisory Agreement Amendment between Manufacturers Securities Services, LLC and (a) AIM, (b) Capital Guardian, (c) Founders, (d) Franklin Advisors, (e) Janus, (f) MAC, (g) Miller Anderson, (h) Munder, (i) SBAM, (k) SsgA Funds Management, (l) T. Rowe Price. - previously filed as exhibit (d)(23) to post-effective amendment no. 48 filed on March 1, 2002.

(d)(24) Form of Subadvisory Agreement between the Adviser and (a) American Century, (b) Legg Mason, (c) Pzena, (d) Sustainable Growth Advisors.
           - Previously filed as exhibit (a)(28) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(25) Form of Subadvisory Agreement - Fund Asset Management, L.P. - Previously filed as exhibit (d)(25) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(26) Form of Amendment No. 1 to Subadvisory Consulting Agreement - Deutsche Asset Management - Previously filed as exhibit (d)(27) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(27) Form of Subadvisory Agreement - Great Companies, LLC - Previously filed as exhibit (d)(24) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(28) Form of Amendment No. 1 to Subadvisory Agreement - MFC Global Asset Management (U.S.A.) - Previously filed as exhibit (d)(26) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(d)(29) Form of Subadvisory Agreement between the Adviser and (a) SSgA Funds Management, Inc., (b) Declaration Management & Research LLC and (c) Independence Investment LLC - previously filed as exhibit (a) (29) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(d)(30) Form of Subadvisory Agreement between the Adviser and (a) Marsico Capital Management, LLC and (b) Wells Fargo Fund Management, LLC. - Previously filed as exhibit (d)(31) to post effective amendment no. 63 filed on February 11, 2005, accession number 0000950135-05-000620.

(d)(31) Form of Subadvisory Agreement between the Adviser and United States Trust Company - Previously filed as exhibit (d)(32) to post effective amendment no. 67 filed on July 14, 2005, accession number 0000950135-05-003915.

(d)(32) Form of Subadvisory Agreement between the Adviser and Grantham, Mayo, Van Otterloo & Co. LLC - Previously filed as exhibit (d)(33) to post effective amendment no. 67 filed on July 14, 2005, accession number 0000950135-05-003915.

(d)(33) Form of amendment to subadvisory agreement for the following subadvisers: (a) AIM, (b) American Century, (c) Davis, (d) Declaration, (e) DeAM Lifestyle, (f) DeAM nonLifestyle, (g) Franklin,
           (h) GMO, (i) Independence, (ii) John Hancock, (j) Jennison, (k) Legg Mason, (l) Lord Abbet, (m) Fund Asset Management, (n) MFC Global, (o) Marsico, (p) MFS, (q) Morgan Stanley, (u) Munder, (r) Sustainable Growth, (s) T. Rowe, (t) Templeton, (w) Templeton Global, (x) UBS,
           (y) Wellington, (z) Wells Capital. - Previously filed as exhibit
           (d)(33) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(34) Form of subadvisory agreement for the following subadvisers: (a) Dimensional Fund Advisers, (b) Riversource Investments, (c) Sovereign Asset Management, (d) RCM Capital Management and (e) Western Asset Management. - Previously filed as exhibit (d)(38) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(35) Form of Subadvisory Agreement: Salomon Brothers Asset Management - Previously filed as exhibit (d)(36) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(36) Form of assignment of John Hancock Advisers Subadvisory Agreement to Sovereign Asset Management - Previously filed as exhibit (d)(37) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(37) Form of Subadvisory and assignment of Subadvisory Agreement to UST Advisers - Previously filed as exhibit (d)(35) to post effective amendment no. 69 filed on February 10, 2006, accession number 0000950135-06-000650.

(d)(38) Subadvisory Agreement between John Hancock Investment Management Services, LLC and CAM North America, LLC. dated December 1, 2006 - Previously filed as exhibit (d) (39) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(39)    Sub-Subadvisory Agreement between Deutsche Asset Management (Hong
           Kong) Limited and RREEF America, L.L.C. dated April 28, 2006 - Previously filed as exhibit (d) (40) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(40) Sub-Subadvisory Agreement between Deutsche Asset Management International GMBH and RREEF America, L.L.C. dated April 28, 2006 - Previously filed as exhibit (d) (41) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(41) Sub-Subadvisory Agreement between Deutsche Investments Australia Limited and RREEF America, L.L.C. dated April 28, 2006 - Previously filed as exhibit (d) (42) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(42) Sub-Subadvisory Agreement between John Hancock Investment Management Services, LLC and RREEF America L.L.C. dated April 28, 2006 - Previously filed as exhibit (d) (47) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(43) Sub-Subadvisory Agreement between John Hancock Investment Management Services, LLC and RREEF Global Advisers Limited dated April 28, 2006
           - Previously filed as exhibit (d) (48) to post effective amendment no. 72 filed on February 13, 2007, accession number
           0000950135-07-000767.

(d)(44) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors Inc. dated April 28, 2006
           - Previously filed as exhibit (d) (43) to post effective amendment no. 72 filed on February 13, 2007, accession number
           0000950135-07-000767.

(d)(45) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Munder Capital Management, LLC. dated December 29, 2006 - Previously filed as exhibit (d) (44) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(46) Subadvisory Agreement between John Hancock Investment Management Services, LLC and RCM Capital Management LLC. dated April 28, 2006 - Previously filed as exhibit (d) (45) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(47) Subadvisory Agreement between John Hancock Investment Management Services, LLC and RiverSource Investments, LLC. dated April 28, 2006
           - Previously filed as exhibit (d) (46) to post effective amendment no. 72 filed on February 13, 2007, accession number
           0000950135-07-000767.

(d)(48) Subadvisory Agreement between John Hancock Investment Management Services, LLC and Western Asset Management Company dated April 28, 2006 - Previously filed as exhibit (d) (49) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(49) Sub-Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Limited dated April 28, 2006 - Previously filed as exhibit (d) (50) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(50) Subadvisory Agreements dated April 30, 2007 between John Hancock Investment Management Services, LLC and (a) Franklin Advisers and (b) Franklin Mutual Advisers relating to Income Trust and Mutual Shares Trust, respectively - previsously filed as exhibit (d)(50) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(51) Amendment to Subadvisory Agreement dated January 28, 1999 relating to All Cap Growth Trust between John Hancock Investment Management Services, LLC and A I M Capital Management, Inc. dated April 28, 2006
           - Previously filed as exhibit (d) (52) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(52) Amendment to Subadvisory Agreement dated January 28, 1999 relating to Mid Cap Core Trust between John Hancock Investment Management Services, LLC and A I M Capital Management, Inc. dated June 30, 2006
           - Previously filed as exhibit (d) (53) to post effective amendment no. 72 filed on February 13, 2007, accession number
           0000950135-07-000767.

(d)(53) Amendment to Subadvisory Agreement dated May 1, 2004 relating to Vista Trust between John Hancock Investment Management Services, LLC and American Century Investment Management, Inc. dated June 30, 2006
           - Previously filed as exhibit (d) (54) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(54) Amendment to Subadvisory Agreement dated September 30, 2006 relating to Large Cap Value Trust between John Hancock Investment Management Services, LLC and BlackRock Investment Management, LLC dated December 1, 2006 - Previously filed as exhibit (d) (55) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(55) Amendment to Subadvisory Agreement dated January 25, 1999 relating to the Overseas Equity and U.S. Large Cap Trusts between John Hancock Investment Management Services, LLC and Capital Guardian Trust Company dated June 30, 2006 - Previously filed as exhibit (d) (56) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(56) Amendment to Subadvisory Agreement dated November 23, 2005 relating to Global Real Estate Trust between John Hancock Investment Management Services, LLC and Deutsche Asset Management, Inc. dated April 28, 2006 - Previously filed as exhibit (d) (57) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(57) Amendment to Subadvisory Agreement dated January 29, 1999 relating to Dynamic Growth Trust between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP dated December 14, 2007 - Filed Herewith.

(d)(58) Amendment to Subadvisory Agreement dated May 1, 2003 relating to Large Cap Value Trust between John Hancock Investment Management Services, LLC and Fund Asset Management, L.P. dated June 1, 2006 - Previously filed as exhibit (d) (59) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(59) Amendment to Subadvisory Agreement dated November 1, 2001 relating to Capital Appreciation Trust between John Hancock Investment Management Services, LLC and Jennison Associates LLC. dated April 28, 2006 - Previously filed as exhibit (d) (60) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(60) Amendment to Subadvisory Agreement dated March 22, 2005 relating to International Opportunities Trust between John Hancock Investment Management Services, LLC and Marsico Capital Management, LLC. dated April 28, 2006 - Previously filed as exhibit (d) (61) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(61) Amendment to Subadvisory Agreement dated April 30, 2001 relating to Utilities Trust between John Hancock Investment Management Services, LLC and Massachusetts Financial Services Company dated June 30, 2006
           - Previously filed as exhibit (d) (62) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(62) Amendment to Subadvisory Agreement dated May 1, 2003 relating to Absolute Return Trust between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited dated April 28, 2006 - Previously filed as exhibit (d) (63) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(63) Subadvisory Agreement between John Hancock Investment Management Services, LLC and RCM Capital Management LLC. dated April 28, 2006 - Previously filed as exhibit (d) (64) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(64) Amendment to Subadvisory Agreement dated April, 28 2006 relating to Science & Technology Trust between John Hancock Investment Management Services, LLC and RCM Capital Management LLC. dated October 6, 2006 - Previously filed as exhibit (d) (65) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(65) Amendment to Subadvisory Agreement dated December 1, 2005 relating to Special Value Trust between John Hancock Investment Management Services, LLC and Salomon Brothers Asset Management Inc. dated June 30, 2006 - Previously filed as exhibit (d) (66) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(66) Subadvisory Agreement relating to Emerging Growth and High Income Trusts between John Hancock Investment Management Services, LLC and Sovereign Asset Management, LLC. dated April 28, 2006 - Previously filed as exhibit (d) (67) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(67) Amendment to Subadvisory Agreement dated January 28, 1999 relating to Real Estate Equity Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated April 28, 2006
           - Previously filed as exhibit (d) (68) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(68) Amendment to Subadvisory Agreement dated January 28, 1999 relating to Science & Technology Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated October 30, 2006. - Previously filed as exhibit (d) (69) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(69) Amendment to Subadvisory Agreement dated April 30, 2003 relating to Large Cap Trust between John Hancock Investment Management Services, LLC and UBS Global Asset Management dated June 30, 2006 - Previously filed as exhibit (d) (70) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(70) Amendment to Subadvisory Agreement dated April 30, 2003 relating to Global Allocation, Large Cap and Strategic Opportunities Trusts between John Hancock Investment Management Services, LLC and UBS Global Asset Management dated December 18, 2006 - Previously filed as exhibit (d) (71) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(71) Amendment to Subadvisory Agreement dated October 1, 2006 relating to Value & Restructuring Trust between John Hancock Investment Management Services, LLC and UST Advisers, Inc. dated October 1, 2006
           - Previously filed as exhibit (d) (72) to post effective amendment no. 72 filed on February 13, 2007, accession number
           0000950135-07-000767.

(d)(72) Amendment to Subadvisory Agreement dated April 29, 2005 relating to Core Bond Trust between John Hancock Investment Management Services, LLC and Wells Capital Management, Incorporated dated June 30, 2006 - Previously filed as exhibit (d) (73) to post effective amendment no. 72 filed on February 13, 2007, accession number 0000950135-07-000767.

(d)(73) Amendments to Subadvisory Agreements dated April 30, 2007 between John Hancock Investment Management Services, LLC and (a) MFC Global Investment Management (U.S.), LLC, (b) MFC Global Investment Management (U.S.A), Ltd., (c) Wellington Investment Management, (d) Dimensional Fund Advisors - previsously filed as exhibit (d)(73) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(74) Amendment to Subadvisory Agreement dated May 5, 2000 relating to Real Return Bond Trust between John Hancock Investment Management Services, LLC and Pacific Investment Management Company dated June 29, 2007 - previsously filed as exhibit (d)(74) to post effective amendment no. 76 on October 12, 2007, accession #
           0000950135-07-006125.

(d)(75) Amendment to Subadvisory Agreement dated January 29, 1999 relating to Special Value Trust between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP, dated June 29, 2007 - previsously filed as exhibit (d)(75) to post effective amendment no. 76 on October 12, 2007, accession #
           0000950135-07-006125.

(d)(76) Amendment to Subadvisory Agreement dated January 28, 1999 relating to All Cap Growth Trust between John Hancock Investment Management Services, LLC and AIM Capital Management, Inc., dated July 1, 2007 - previsously filed as exhibit (d)(76) to post effective amendment no. 76 on October 12, 2007, accession # 0000950135-07-006125.

(d)(77) Amendment to Subadvisory Agreement dated May 1, 2003 relating to American Fundamental Holdings and American Global Diversification Trusts between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A), Ltd. Dated October 29, 2007
           - Filed Herewith.

(d)(78) Amendment to Subadvisory Agreement dated December 26, 2007 relating to Lifecycle 2010 Trust, Lifecycle 2015 Trust, Lifecycle 2020 Trust, Lifecycle 2025 Trust, Lifecycle 2030 Trust, Lifecycle 2035 Trust, Lifecycle 2040 Trust, Lifecycle 2045 Trust, Lifecycle 2050 Trust, Lifecycle Retirement Trust between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A), Ltd. - Filed Herewith.

(d)(79) Amendment to Subadvisory Agreement dated January 29, 1999 relating to Global Asset Allocation Trust between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP dated January 2, 2008. - Filed Herewith.

(d)(80) Amendment to Subadvisory Agreement dated April 28, 2006 relating to Floating Rate Income Trust between John Hancock Investment Management Services, LLC and Western Asset Management Company dated December 26, 2007. - Filed Herewith.

(d)(81) Amendment to Subadvisory Agreement dated January 28, 1999 relating to U.S. Global Leaders Growth Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated January 17, 2008 - Filed Herewith.

(d)(82) Form of Amendment to Subadvisory Agreement dated April 28, 2008 relating to Disciplined Diversification Trust between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors LP
           - Filed Herewith.

(d)(83) Form of Amendment to Subadvisory Agreement dated April 28, 2008 relating to Capital Appreciation Value Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. - Filed Herewith.

(d)(84) Form of Subadvisory Agreement relating to Growth Equity Trust between John Hancock Investment Management Services, LLC and Rainier Investment Management, Inc. - Filed Herewith.

(d)(85) Form of Amendment to Amended and Restated Advisory Agreement dated April 28, 2008 relating to Growth Equity Trust, Disciplined Diversification Trust, and Capital Appreciation Value Trust - Filed Herewith.

(e) Form of Distribution Agreement between Trust and the distributor - Previously filed as exhibit (e) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(e)(1)     Form of Amendment to Distribution Agreement dated September 28, 2004
           - Previously filed as exhibit (e)(1) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(f)        Not Applicable

(g) Custodian Agreement between the Trust and State Street Bank and Trust Company dated March 24, 1988 - Previously filed as exhibit (g) to post effective amendment no. 63 filed on February 11, 2005, accession number 0000950135-05-000620.

(h) Participation Agreement between the Trust and American Fund Insurance Series dated May 1, 2003 - previously filed as exhibit (h) to post-effective amendment no. 58 filed May 9, 2003.

(h)(2) Transfer Agency Agreement (Series III) between Boston Financial Data Services and the Trust - Previously filed as exhibit (h)(2) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(h)(3) ClearSky Agreement (Series III) between Automated Business Development Corp and the Trust - Previously filed as exhibit (h)(3) to post effective amendment no. 60 filed on February 13, 2004, accession number 0000950135-04-000710.

(h)(4)(i) Amended and Restated Participation Agreement dated April 30, 2006 among the Trust, John Hancock Insurance Company (U.S.A.), John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company and John Hancock Life Insurance Company of New York
           - Previously filed as exhibit (h)(4)(i) to post effective amendment no. 73 filed on April 20, 2007, accession number
           0000950135-07-002355.

(i)        Legal Opinion and Consent regarding the new portfolios - Filed
           Herewith.

(j)        Not Applicable.

(k)        Not Applicable

(l)        Not Applicable

(m) Amended and Restated Class A and Class B Rule 12b-1 Plans (now referred to as Series I and Series II 12b-1 Plans) - previously filed as Exhibit (m) to post-effective amendment no. 49 filed on July 19, 2002.

(m)(1) Rule 12b-1 Plan for Series III - Previously filed as exhibit (m)(1) to post effective amendment no. 57 filed on April 22, 2003.

(m)(2) Amended and Restated Rule 12b-1 Plans for Series I, Series II and Series III; Rule 12b-1 Plan for Series IIIA (Lifestyle Trust only) - Previously filed as exhibit (m)(2) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(n)        Amended and Restated Rule 18f-3 Plan - Previously filed as exhibit
           (n)(2) to post effective amendment no. 62 filed on November 4, 2004, accession number 0000950135-04-005130.

(o)        Not Applicable

(p) Codes of Ethics of the Registrant and its Investment Adviser and Subadvisers.

(p)(1) Code of Ethics of the following entities: (a) the Trust, (b) the Adviser to the Trust, (c) the Distributor to the Trust, (d) A I M Capital Management, Inc., (e) American Century Investments, (f) BlackRock Investment Management LLC., (g) Capital Guardian Trust Company, (h) Capital Research Management Company, (j) Davis Selected Advisors, L.P., (k) Declaration Management & Research LLC, (l) Deutsche Asset Management, Inc. (U.S.), (m) Dimensional Fund Advisors, Inc., (n) Franklin Templeton, (o) Fund Asset Management, L.P.(Mercury Advisors)(Merrill Lynch Investment Managers), (p) Grantham, Mayo, Van Otterloo & Co. LLC, (q) Independence Investment LLC, (r) Jennison Associates LLC, (s) John Hancock Advisers, (t) Legg Mason Funds Management, Inc., (u) Lord, Abbett & Co., (v) MFC Global Investment Management (U.S.A.) Limited, (w) Marsico Capital Management, LLC, (x) Massachusetts Financial Services Company, (y) Morgan Stanley Investment Management, (z) Munder Capital Management,
           (aa) Pacific Investment Management Company, (bb) Pzena Investment Management, LLC., (cc) RCM Capital Management, (dd) RiverSource Investments (Ameriprise): Retail Access, (ee) Salomon Brothers (Citigroup) Asset Management Inc., (ff) SSgA Funds Management, Inc.,
           (gg) Sovereign Asset Management (MFC Global Investment Management (U.S.), LLC., (hh) Sustainable Growth Advisers, L.P., (ii) T. Rowe Price Associates, Inc., (jj) UBS Global Asset Management, (kk) United States Trust Company, (ll) Wellington Management Company, LLP, (mm) Wells Capital Management, Inc., (nn) Western Asset Management. - Previously filed as exhibit (p) (17) to post effective amendment no. 72 filed on February 13,2007, accession number 0000950135-07-000767.

(p)(2) Code of Ethics of Rainier Investment Management, Inc. dated January 2007 - Filed Herewith.

(q)(1) Power of Attorney dated March 31, 2006 - All Trustees - Previously filed as exhibit (q)(9) to post effective amendment no. 70 filed on April 26, 2006, accession number 0000950135-06-002682.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Four of the Trust shareholders are:

(i)   John Hancock Life Insurance Company of New York ("John Hancock New
      York"),

(ii)  John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA"),

(iii) John Hancock Life Insurance Company ("JHLICO"), and

(iv)  John Hancock Variable Life Insurance Company ("JHVLICO").

John Hancock New York, John Hancock USA, JHLICO and JHVLICO (collectively, the "Companies") hold Trust shares attributable to variable contracts in their respective separate accounts. The Lifestyle Trusts, the Index Allocation Trust, Franklin Templeton Founding Allocation Trust, the Absolute Return Trust, the American Fundamental Holdings Trust and the American Global Diversification Trust are also shareholders of certain of the Trust portfolios. The Companies will vote all shares of each portfolio of the Trust issued to such companies in proportion to timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940, as amended. The Trust will vote all shares of a portfolio issued to a Lifestyle Trusts, the Index Allocation Trust, Franklin Templeton Founding

Allocation Trust, the Absolute Return Trust, the American Fundamental Holdings Trust or the American Global Diversification Trust in proportion to such instructions.

                        MANULIFE FINANCIAL CORPORATION -
                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2006

                                                                         JURISDICTION OF
AFFILIATE                                                  % OF EQUITY    INCORPORATION
---------                                                  -----------   ----------------
Manulife Financial Corporation                                 100            Canada
John Hancock Holdings (Delaware) LLC                           100           Delaware
John Hancock Financial Services, Inc.                          100           Delaware
Manulife Management Services Ltd.                              100           Barbados
The Manufacturers Life Insurance Company                       100            Canada
Manulife Bank of Canada                                        100            Canada
Manulife Financial Services Inc.                               100            Canada
Manulife Securities International Ltd.                         100            Canada
Manulife Canada Ltd.                                           100            Canada
First North American Insurance Company                         100            Canada
Equinox Financial Group, Inc.                                  100            Canada
Cantay Holdings Inc.                                           100           Ontario
Regional Power Inc.                                           83.5            Canada
Manulife Data Services Inc.                                    100           Barbados
Manulife Capital Inc.                                          100            Canada
Manulife Enterprises (Alberta) Limited                         100           Alberta
Manulife Enterprises (Bermuda) Limited                         100           Bermuda
Manulife Finance Holdings Limited                              100            Canada
Manulife Finance (Delaware), L.P.(1)                           100           Delaware
Manulife Finance (Alberta) ULC                                 100           Alberta
Manulife Finance (Delaware) LLC                                100           Delaware
1293319 Ontario Inc.                                           100           Ontario
FNA Financial Inc.                                             100            Canada
Elliot & Page Limited                                          100           Ontario
NAL Resources Limited                                          100           Alberta
NAL Resources Management Limited                               100            Canada
880 Belgrave Way Holdings Ltd.                                 100       British Columbia
6212344 Canada Limited                                         100            Canada
2015500 Ontario Inc.                                           100           Ontario
2015401 Ontario Inc.                                           100           Ontario
2024385 Ontario Inc.                                           100           Ontario
MFC Global Investment Management (U.S.A.) Limited              100            Canada
Cavalier Cable, Inc.(2)                                        100           Delaware
MFC Global Fund Management (Europe) Limited                    100           England
MFC Global Investment Management (Europe) Limited              100           England
Manulife Holdings (Alberta) Limited                            100           Alberta
Manulife Holdings (Delaware) LLC                               100           Delaware
The Manufacturers Investment Corporation                       100           Michigan
Manulife Reinsurance Limited                                   100           Bermuda
Manulife Reinsurance (Bermuda) Limited                         100           Bermuda
John Hancock Life Insurance Company (U.S.A.)                   100           Michigan
John Hancock Advisers LLC(3)                                   100           Delaware
John Hancock Investment Management Services, LLC(4)            100           Delaware

----------
(1) The Manufacturers Life Insurance Company is the limited partner (99%) and Manulife Finance Holdings Limited is the general partner (1%).

(2) The Manufacturers Life Insurance Company (78%) - John Hancock Life Insurance Company (U.S.A.) (22%).

(3) Wholly owned subsidiary of The Berkeley Financial Group LLC [Shown on the John Hancock Subsidiaries LLC chart].

Manulife Service Corporation                                   100           Colorado
John Hancock Life Insurance Company of New York                100           New York
Ironside Venture Partners I LLC                                100           Delaware
Ironside Venture Partners II LLC                               100           Delaware
Ennal, Inc.                                                    100           Delaware
John Hancock Distributors LLC                                  100           Delaware

----------
(4) John Hancock Life Insurance Company (U.S.A.)(57%) - John Hancock Life Insurance Company of New York (38%) - John Hancock Advisers LLC (5%).

                                                                         JURISDICTION OF
AFFILIATE                                                  % OF EQUITY     INCORPORATION
---------                                                  -----------   ---------------
6306471 Canada Inc.                                            100             Canada
CDF (Thailand) Limited                                        90.2            Thailand
6306489 Canada Inc.                                            100             Canada
OQC (Thailand) Limited.(5)                                    99.5            Thailand
Manulife Insurance (Thailand) Public Company Limited(6)       97.72           Thailand
Manulife Asset Management (Thailand) Company Limited         99.9999          Thailand
Manulife (Singapore) Pte. Ltd.                                 100           Singapore
Manulife (Vietnam) Limited                                     100            Vietnam
Manulife Vietnam Fund Management Company Limited               100            Vietnam
FCM Holdings Inc.                                              100          Philippines
The Pramerica Life Insurance Company, Inc.                     100          Philippines
The Manufacturers Life Insurance Co. (Phils.), Inc.            100          Philippines
FCM Investments, Inc.                                          100          Philippines
Manulife Financial Plans, Inc.                                 100          Philippines
PT Asuransi Jiwa Manulife Indonesia                            95            Indonesia
PT Buanadaya Sarana Informatika(7)                             100           Indonesia
PT Asuransi Jiwa Arta Mandiri Prima                           99.75          Indonesia
PT Indras Insan Jaya Utama(8)                                  100           Indonesia
PT Asuransi Jiwa John Hancock Indonesia(9)                     100           Indonesia
PT Manulife Aset Manajemen Indonesia                          95.3           Indonesia
Manulife Technology & Services Sdn Bhd                         100            Malaysia
Manulife Europe Ruckversicherungs-Aktiengesellschaft           100            Germany
Manulife Holdings (Bermuda) Limited                            100            Bermuda
Manufacturers Life Reinsurance Limited                         100            Barbados
Manufacturers P&C Limited                                      100            Barbados
Manulife International Holdings Limited                        100            Bermuda
Manulife Provident Funds Trust Company Limited                 100           Hong Kong
Manulife Asset Management (Asia) Limited                       100            Barbados
Manulife Asset Management (Hong Kong) Limited                  100           Hong Kong
Manulife (International) Limited                               100            Bermuda
Manulife-Sinochem Life Insurance Co. Ltd.                      51              China
Manulife European Holdings (Bermuda) Limited                   100            Bermuda
Manulife European Investments (Luxembourg) S.a.r.l.            100           Luxembourg
Manulife Hungary Holdings Limited(10)                          100            Hungary
Manulife Alberta Limited                                       100            Alberta
MLI Resources Inc.                                             100            Alberta
Manulife Life Insurance Company(11)                           99.91            Japan
MFC Global Investment Management (Japan) Limited               100             Japan
Y.K. Manulife Properties Japan                                 100             Japan
Manulife Century Investments (Bermuda) Limited                 100            Bermuda
Manulife Century Investments (Luxembourg) S.A.                 100           Luxembourg
Manulife Century Investments (Netherlands) B.V.                100          Netherlands
Manulife Century Holdings (Netherlands) B.V.                   100          Netherlands

----------
(5)  CDF (Thailand) Limited (50.7%) - 6306489 Canada Inc. (48.8%).

(6) OQC (Thailand) Limited (72.75%) - The Manufacturers Life Insurance Company (24.97%).

(7) PT Asuransi Jiwa Manulife Indonesia (99.99%) - PT Indras Insan Jaya Utama (0.01%).

(8) PT Asuransi Jiwa Manulife Indonesia (99.98%) - PT Buanadaya Sarana Informatika (0.02%).

(9) John Hancock Life Insurance Company (96.24%) [Shown on the John Hancock Holdings (Delaware) LLC chart] - PT Indras Insan Jaya Utama (3.76%).

(10) Manulife European Investments (Luxembourg) S.a.r.l. (99%) - MLI Resources Inc. (1%).

(11) MLI Resources Inc. (35.02%) - Manulife Century Investments (Netherlands) B.V. (32.49%) - Manulife Century Holdings (Netherlands) B.V. (32.4%).

                        MANULIFE FINANCIAL CORPORATION -
                      JOHN HANCOCK HOLDINGS (DELAWARE) LLC
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2006

                                                                         JURISDICTION OF
AFFILIATE                                                  % OF EQUITY    INCORPORATION
---------                                                  -----------   ----------------
Manulife Financial Corporation                                  100            Canada
The Manufacturers Life Insurance Company                        100            Canada
Manulife Management Services Ltd.                               100           Barbados
John Hancock Holdings (Delaware) LLC                            100           Delaware
John Hancock Financial Services, Inc.                           100           Delaware
John Hancock International Services, S.A.(12)                   100           Belgium
John Hancock International Holdings, Inc.                       100        Massachusetts
Manulife Insurance (Malaysia) Berhad                           45.76          Malaysia
Britama Credit Sdn Bhd                                          100           Malaysia
Britama Properties Sdn Bhd                                      100           Malaysia
The E-Software House Sdn Bhd                                    100           Malaysia
British American Investments Pte Ltd.                           100          Singapore
John Hancock International, Inc.                                100        Massachusetts
John Hancock Tianan Life Insurance Company                      50             China
John Hancock Canadian Holdings Limited                          100         Nova Scotia
Old Maritime Corporation Limited                                100         Nova Scotia
John Hancock Canadian Capital Limited(13)                       100         Nova Scotia
John Hancock Canadian LLC                                       100           Delaware
John Hancock Canadian Corporation                               100         Nova Scotia
Long Term Care Partners LLC                                     50            Delaware
John Hancock Insurance Company of Vermont                       100           Vermont
John Hancock Reassurance Company, Ltd.                          100           Bermuda
John Hancock Life Insurance Company                             100        Massachusetts
John Hancock Subsidiaries LLC(14)                               100           Delaware
PT Asuransi Jiwa John Hancock Indonesia(15)                     100          Indonesia
PT Indras Insan Jaya Utama(16)                                  100          Indonesia
Independence Declaration Holdings LLC                           100           Delaware
Declaration Management & Research LLC                           100           Delaware
John Hancock Variable Life Insurance Company                    100        Massachusetts
Manulife Insurance Company                                      100           Delaware
Brazilian Power Development, LLC(17)                            100           Delaware
LR Company, LLC(18)                                             100           Delaware
PTPC Investor LLC                                              88.2           Delaware
Frigate, LLC                                                    85            Delaware
AIMV, LLC                                                       100           Delaware
Baystate Investments, LLC                                       100           Delaware

----------
(12) John Hancock Holdings (Delaware) LLC (99.998%) - John Hancock Financial Services, Inc. (0.002%).

(13) John Hancock Canadian Corporation (99.93%) - John Hancock Financial Services, Inc. ((0.07%) as of November 30, 2006.

(14) See Page 2 for subsidiaries listing for John Hancock Subsidiaries LLC.

(15) John Hancock Life Insurance Company (96.24%) - PT Indras Insan Jaya Utama (3.76%).

(16) PT Asuransi Jiwa Manulife Indonesia (99.98%) - PT Buanadaya Sarana Informatika (0.02%) [Shown on The Manufactures Life Insurance Company chart].

(17) John Hancock Life Insurance Company (92.98%) - John Hancock Variable Life Insurance Company (7.02%).

(18) John Hancock Life Insurance Company (96.6%) - Manulife Insurance Company (3.4%).

                        MANULIFE FINANCIAL CORPORATION -
                          JOHN HANCOCK SUBSIDIARIES LLC
                           CORPORATE ORGANIZATION LIST
                             AS OF DECEMBER 31, 2006

                                                                         JURISDICTION OF
AFFILIATE                                                  % OF EQUITY    INCORPORATION
---------                                                  -----------   ----------------
Manulife Financial Corporation                                 100             Canada
The Manufacturers Life Insurance Company                       100             Canada
Manulife Management Services Ltd.                              100            Barbados
John Hancock Holdings (Delaware) LLC                           100            Delaware
John Hancock Financial Services, Inc.                          100            Delaware
John Hancock Life Insurance Company                            100         Massachusetts
John Hancock Subsidiaries LLC                                  100            Delaware
John Hancock Leasing Corporation                               100            Delaware
JHFS One Corp.                                                 100         Massachusetts
LVI, LLC(19)                                                   100            Delaware
John Hancock Property and Casualty Holding Company             100            Delaware
John Hancock Management Company                                100            Delaware
Signature Management Co., Ltd.                                 100            Bermuda
John Hancock Assignment Company                                100            Delaware
Hancock Natural Resource Group, Inc.                           100            Delaware
John Hancock Timber Resource Corporation                       100            Delaware
Hancock Forest Management, Inc.                                100            Delaware
Hancock Natural Resource Group Australia Pty. Limited          100           Australia
Hancock Forest Management (NZ) Limited                         100          New Zealand
PT Timber, Inc.                                                100            Delaware
Viking Timber Management New Zealand Limited                   100          New Zealand
Viking Timber Gerenclamento De Florestas Do Brasil Ltda.      99.8             Brazil
International Forest Investments Ltd.                          70          Cayman Islands
John Hancock Realty Advisors, Inc.                             100            Delaware
John Hancock Realty Management Inc.                            100            Delaware
John Hancock Real Estate Finance, Inc.                         100            Delaware
John Hancock Energy Resources Management Inc.                  100            Delaware
EIF Equity Holdings LLC                                        50             Delaware
CBPF Equity Holdings LLC                                       100            Delaware
REEF Equity Holdings LLC                                       100            Delaware
CEEP Equity Holdings LLC                                       100            Delaware
Hancock Venture Partners, Inc.                                 100            Delaware
HVP - Russia, Inc.                                             100            Delaware
HVP Special Purpose Sub I, Inc.                                100            Delaware
HVP Special Purpose Sub II, Inc.                               100            Delaware
Hancock Capital Management, LLC                                100            Delaware
Hancock Mezzanine Investments, LLC                             100            Delaware
Hancock Mezzanine Investments II, LLC                          100            Delaware
Hancock Mezzanine Investments III, LLC                         100            Delaware
Essex Corporation                                              100            New York
Essex Brokerage Services, Inc.                                 100              Ohio
Fusion Clearing, Inc.                                          100            New York
Essex Holding Company, Inc.                                    100            New York
Essex Corporation of Illinois                                  100            Illinois
Provident Insurance Center, Inc.                               100            Maryland
New Amsterdam Insurance Agency, Inc.                           100            New York
Ameritex Insurance Services, Inc.                              100             Texas
American Annuity Agency of Texas, Inc.                         100             Texas
Essex Agency of Texas, Inc.                                    100             Texas

----------
(19) John Hancock Life Insurance Company (80%) - John Hancock Leasing Corporation (20%).

San Jacinto Insurance Agency, Inc.                             100             Texas
The Berkeley Financial Group LLC                               100            Delaware
MFC Global Investment Management (U.S.) LLC                    100            Delaware
John Hancock Advisers LLC                                      100            Delaware
John Hancock Funds LLC                                         100            Delaware
John Hancock Investment Management Services, LLC(20)           100            Delaware
John Hancock Financial Network, Inc.                           100         Massachusetts
Signator Investors, Inc.                                       100            Delaware
Signator Insurance Agency, Inc.                                100         Massachusetts
John Hancock Signature Services, Inc.                          100            Delaware
JH Networking Insurance Agency, Inc.                           100         Massachusetts

ITEM 25. INDEMNIFICATION

     Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Management of the Trust" in the Prospectus and "Investment Management Arrangements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, as amended each of which is herein incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

a. Name of Investment Company   Capacity In which acting
-----------------------------   ------------------------
John Hancock Life Insurance       Principal Underwriter
Company (U.S.A.)
Separate Account A
John Hancock Life Insurance       Principal Underwriter
Company (U.S.A.)
Separate Account H
John Hancock Life Insurance       Principal Underwriter
Company (U.S.A.)
Separate Account I

----------
(20) John Hancock Life Insurance Company (U.S.A.) (57%) - John Hancock Life Insurance Company of New York (38%) - John Hancock Advisers LLC (5%) [Shown on The Manufacturers Life Insurance Company chart].

John Hancock Life Insurance       Principal Underwriter
Company (U.S.A.)
Separate Account L
John Hancock Life Insurance       Principal Underwriter
Company (U.S.A.)
Separate Account M
John Hancock Life Insurance       Principal Underwriter
Company (U.S.A.)
Separate Account N
John Hancock Life Insurance       Principal Underwriter
Company of New York
Separate Account A
John Hancock Life Insurance       Principal Underwriter
Company of New York
Separate Account B
John Hancock Life Insurance
   Company                        Principal Underwriter
Separate Account UV
John Hancock Variable Life
   Insurance Company              Principal Underwriter
Separate Account S
John Hancock Variable Life
   Insurance Company              Principal Underwriter
Separate Account U
John Hancock Variable Life
   Insurance Company              Principal Underwriter
Separate Account V

     John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC) and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez III* (Chairman and President), Marc Costantini* (Executive Vice President and Chief Financial Officer) and Jonathan Chiel* (Executive Vice President and General Counsel). The board of managers of JHD LLC (consisting of Marc Costantini*, Kevin Hill*, Steve Finch***, Katherine MacMillan** and, Christopher M. Walker**) may also act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   200 Bloor Street East, Toronto, Ontario Canada  On M4W 1E5

***  197 Clarendon St., Boston, MA 02116

b. John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Marc Costantini*, Kevin Hill*, Steve Finch***, Katherine MacMillan** and, Christopher M. Walker**) who have authority to act on behalf of JHD LLC.

*     Principal business office is 601 Congress Street, Boston, MA 02210

**    200 Bloor Street East, Toronto, Ontario Canada  On M4W 1E5

***   197 Clarendon St., Boston, MA 02116

c. None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 are kept by John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC.), the Registrant's investment adviser, at its offices at 601 Congress Street, Boston, Massachusetts 02108,

By the Registrant at its principal business offices located at 601 Congress Street, Boston, Massachusetts 02210 or

By State Street Bank and Trust Company, the custodian for the Registrant, at its offices at 2 Avenue de Lafayette, Boston, Massachusetts 02111.

By A I M Capital Management, Inc., the subadviser to the All Cap Growth Trust and the Small Company Growth Trust, at its offices at 11 Greenway Plaza, Houston, Texas 77046.

By American Century Investment Management, Inc., the subadviser to the Small Company Trust and the Vista Trust, at its offices at 4500 Main Street, Kansas City, Missouri 64111.

By BlackRock Investment Management, Inc., the subadviser to the Large Cap Value Trust, at its offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Capital Guardian Trust Company., the subadviser to the Income & Value Trust, Overseas Equity Trust and the U.S. Large Cap Trust, at its offices at 333 South Hope Street, Los Angeles, California 90071.

By Capital Research Management Company, the subadviser to the American Blue Chip Income and Growth Trust, American Bond Trust, American Growth Trust, American Growth and Income Trust and the American International Trust, at its offices at 333 South Hope Street, Los Angeles, California 90071.

By Davis Selected Advisers, L.P., the subadviser to the Financial Services Trust and the Fundamental Value Trust, at its offices at 2949 East Elvira Road, Suite 101, Tuscon, Arizona 85706.

By Declaration Management & Research LLC, the subadviser to the Bond Index Trust A, Bond Index Trust B, Short-Term Bond Trust, Active Bond Trust and the Managed Trust, at its offices at 1650 Tysons Blvd., McLean, VA 22102.

By Deutsche Investment Management Americas, Inc., the subadviser to the Lifestyle Trusts, All Cap Core Trust, Global Real Estate Trust, and the Real Estate Securities Trust, at its offices at 345 Park Avenue, New York, New York 10154.

By Dimensional Fund Advisors, the subadviser to the Disciplined Diversification Trust and International Small Company Trust, at its offices at 1299 Ocean Avenue, Santa Monica, California 90401.

By Franklin Advisers, Inc., the investment adviser to the Income Trust, at its offices at One Franklin Parkway, San Mateo, California 94403.

By Franklin Mutual Advisers, Inc. the investment adviser to the Mutual Shares Trust, at its offices at John F. Kennedy Parkway, Short Hills, New Jersey 07078.

By Grantham, Mayo, Van Otterloo & Co. LLC, the subadviser to the Growth Opportunities Trust, Growth Trust, International Core Trust, International Growth Trust, Intrinsic Value Trust, U.S. Core Trust, U.S. Multi Sector Trust, Value Opportunities Trust and the Managed Trust, at its offices at 40 Rowes Wharf, Boston, Massachusetts 02110.

By Independence Investment LLC, the subadviser to the Growth & Income Trust and the Small Cap Trust, at its offices at 53 State Street, Boston, Massachusetts 02109.

By Jennison Associates LLC, the subadviser to the Capital Appreciation Trust, at its offices at 466 Lexington Avenue, New York, NY 10017.

By Legg Mason Capital Management, Inc., the subadviser to the Core Equity Trust, at its offices at 100 Light Street, Baltimore, Maryland 21202.

By Lord Abbett & Co., the subadviser to the Mid Cap Value Trust and the All Cap Value Trust, at its offices at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

By Marsico Capital Management, LLC , the subadviser for the International Opportunities Trust, at its offices at 1200 17th Street, Denver, Colorado 80202.

By Massachusetts Financial Services Company, the subadviser to the Utilities Trust, at its offices at 500 Boylston Street, Boston, MA 02116.

By MFC Global Investment Management (U.S.A.) Limited, the subadviser to the Lifestyle Trusts, Index 500 Trust, Index 500 Trust B, Index Allocation Trust, Mid Cap Index Trust, Money Market Trust A, Money Market Trust B, Pacific Rim Trust, Quantitative All Cap Trust, Quantitative Mid Cap Trust, Quantitative Value Trust, Small Cap Index Trust, Total Stock Market Index Trust, Absolute Return Trust, Franklin Templeton Founding Allocation Trust, American Fundamental Holdings Trust and the American Global Diversification Trust, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5.

By MFC Global Investment Management (U.S.), LLC, the subadviser to the Emerging Growth Trust, High Income Trust, Strategic Income Trust and the Active Bond Trust, at its offices at 101 Huntington Avenue, Boston, MA 02199-7603.

By Morgan Stanley Asset Management Inc., the subadviser of the Value Trust, at its offices at 1221 Avenue of the Americas, New York, New York 10020.

By Munder Capital Management, the subadviser to the Small Cap Opportunities Trust, at its offices at 480 Pierce Street, Birmingham, Michigan 48009.

By Pacific Investment Management Company LLC, the subadviser to the Real Return Trust, Global Bond Trust and the Total Return Trust, at its offices at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.

By Pzena Investment Management, LLC, the subadviser to the Classic Value Trust, at its offices at 120 West 45th Street, New York, NY 10036.

By Rainer Investment Management Inc., the subadviser to the Growth Equity Trust, at its offices at 601 Union Street, Suite 2801, Seattle, Washington 98101.

By RCM Capital Management LLC, the subadviser to the Emerging Small Company Trust and Science & Technology Trust, at its offices at Four Embarcadero Center, San Francisco, CA 94111.

By RiverSource Investments, LLC, the subadviser to the Mid Cap Value Equity Trust, at its offices at 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

By SSgA Funds Management, Inc., the subadviser to the International Equity Index Trust A and the International Equity Index Trust B, at its offices at One Lincoln Street, Boston, Massachusetts 02111.

By T. Rowe Price Associates, Inc., the subadviser to the Blue Chip Growth Trust, Equity-Income Trust, Health Science Trust, Mid Value Trust, Real Estate Equity Trust, Small Company Value Trust, Spectrum Income Trust, Science & Technology Trust, and the U.S. Global Leaders Growth Trust at its offices at 100 East Pratt Street, Baltimore, MD 21202.

By Templeton Global Advisors Limited, the subadviser to the Global Trust, at its offices at Box N7759, Lyford Cay, Nassau, Bahamas.

By Templeton Investment Counsel, LLC, the subadviser to International Value Trust and the International Small Cap Trust, at its offices at 777 Mariners Island Blvd., San Mateo, CA 94404.

By UST Advisers, Inc., the subadviser to the Value & Restructuring Trust, at its offices at 225 High Ridge Road, Stamford, Connecticut 06905.

By UBS Global Asset Management (Americas) Inc., the subadviser to the Large Cap Trust, Global Allocation Trust and the Strategic Opportunities Trust, at its offices at 1 North Wacker Drive, Chicago, Illinois 60606.

By Wellington Management Company LLP, the subadviser to the Dynamic Growth Trust, Investment Quality Bond Trust, Mid Cap Stock Trust, Natural Resources Trust, Small Cap Growth Trust and the Small Cap Value Trust, at its offices at 75 State Street, Boston, Massachusetts 02109.

By Wells Capital Management Incorporated, the subadviser to the Core Bond Trust and the U.S. High Yield Bond Trust, at its offices at 525 Market St., San Francisco, California 94105.

By Western Asset Management Company, the subadviser to the High Yield Trust, Strategic Bond Trust and the U.S. Government Securities Trust, at its offices at 385 East Colorado Boulevard, Pasadena, California 91101.

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30 UNDERTAKINGS

     Not Applicable.

EXHIBIT INDEX

(d)(1)(R) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser, dated October 29, 2007, regarding the American Fundamental Holdings Trust and the American Global Diversification Trust.

(d)(1)(S) Amendment to Amended and Restated Advisory Agreement between the Trust and the Adviser dated December 26, 2007, regarding the Floating Rate Income Trust, Global Asset Allocation Trust, Lifecycle 2010, Lifecycle 2015, Lifecycle 2020, Lifecycle 2025, Lifecycle 2030, Lifecycle 2035, Lifecycle 2040, Lifecycle 2045, Lifecycle 2050, Lifecycle Retirement Portfolios.

(d)(57) Amendment to Subadvisory Agreement December 14, 2007 relating to Dynamic Growth Trust between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP.

(d)(77) Amendment to Subadvisory Agreement dated October 29, 2007 relating to American Fundamental Holdings and American Global Diversification Trusts between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A), Ltd.

(d)(78) Amendment to Subadvisory Agreement dated December 26, 2007 relating to Lifecycle 2010 Trust, Lifecycle 2015 Trust, Lifecycle 2020 Trust, Lifecycle 2025 Trust, Lifecycle 2030 Trust, Lifecycle 2035 Trust, Lifecycle 2040 Trust, Lifecycle 2045 Trust, Lifecycle 2050 Trust, Lifecycle Retirement Trust between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A), Ltd.

(d)(79) Amendment to Subadvisory Agreement dated January 2, 2008 relating to Global Asset Allocation Trust between John Hancock Investment Management Services, LLC and Wellington Management Company, LLP.

(d)(80) Amendment to Subadvisory Agreement dated December 26, 2007 relating to Floating Rate Income Trust between John Hancock Investment Management Services, LLC and Western Asset Management Company.

(d)(81) Amendment to Subadvisory Agreement dated January 17, 2008 relating to U.S. Global Leaders Growth Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc.

(d)(82) Form of Amendment to Subadvisory Agreement dated April 28, 2008 relating to Disciplined Diversification Trust between John Hancock Investment Management Services, LLC and Dimensional Fund Advisors LP.

(d)(83) Form of Amendment to Subadvisory Agreement dated April 28, 2008 relating to Capital Appreciation Value Trust between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc.

(d)(84) Form of Subadvisory Agreement relating to Growth Equity Trust between John Hancock Investment Management Services, LLC and Rainier Investment Management, Inc.

(d)(85) Form of Amendment to Amended and Restated Advisory Agreement dated April 28, 2008 relating to Growth Equity Trust, Disciplined Diversification Trust, and Capital Appreciation Value Trust.

(i)        Legal Opinion and Consent regarding the new portfolios.

(p)(2)     Code of Ethics of Rainier Investment Management, Inc. dated January
           2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on this 13th day of February, 2008.

                                       JOHN HANCOCK TRUST


                                       By: /s/ Keith F. Harstein
                                           -------------------------------------
                                           Keith F. Hartstein
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE                                               TITLE                         DATE
---------                                               -----                         ----


/s/ Keith F. Hartstein                  President and Chief Executive Officer   February 13, 2008
-------------------------------------
Keith F. Hartstein


/s/ Gordon M. Shone                     Treasurer                               February 13, 2008
-------------------------------------   (Principal Financial Officer and
Gordon M. Shone                         Principal Accounting Officer)


/s/ Charles L. Bardelis *               Trustee                                 February 13, 2008
-------------------------------------
Charles L. Bardelis


/s/ James R. Boyle *                    Trustee                                 February 13, 2008
-------------------------------------
James R. Boyle


/s/ Peter S. Burgess *                  Trustee                                 February 13, 2008
-------------------------------------
Peter S. Burgess


/s/ Elizabeth G. Cook *                 Trustee                                 February 13, 2008
-------------------------------------
Elizabeth G. Cook


/s/ Hassell H. McClellan *              Trustee                                 February 13, 2008
-------------------------------------
Hassell H. McClellan


/s/ James M. Oates *                    Trustee                                 February 13, 2008
-------------------------------------
James M. Oates


/s/ F. David Rolwing *                  Trustee                                 February 13, 2008
-------------------------------------
F. David Rolwing

*    By Power of Attorney

JOHN HANCOCK TRUST


By: /s/ Betsy Anne Seel
    ---------------------------------
    Betsy Anne Seel
    Attorney-In-Fact
    Pursuant to Power of Attorney
    Previously filed with Post-Effective Amendment
    No.70 to the Trust's Registration Statement
    On April 26, 2006